           As filed with the Securities and Exchange Commission on April 2, 2014

                                            1933 Act Registration No. 333-141769

                                             1940 Act Registration No. 811-09257

                                                              CIK No. 0001081039
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 13

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 41

     LLANY Separate Account S for Flexible Premium Variable Life Insurance
                           (Exact Name of Registrant)

                          Lincoln Corporate Variable 5
                        Lincoln Corporate Commitment VUL

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2013 was filed March 25, 2014.

It is proposed that this filing will become effective:
/ /  immediately upon filing pursuant to paragraph (b)
/X/  on May 1, 2014 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 18, 2013.

         SUPPLEMENT DATED MAY 1, 2014 TO PROSPECTUSES DATED MAY 1, 2014

        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
  PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

          LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
                  PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

          LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE
           INSURANCE PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

              ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

    -  M CAPITAL APPRECIATION FUND: Maximum capital appreciation.
       (Subadvised by Frontier Capital Management Company LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Northern Cross, LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    -  M LARGE CAP GROWTH FUND: Long-term capital appreciation.
       (Subadvised by DSM Capital Partners, LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    -  M LARGE CAP VALUE FUND: Long-term capital appreciation.
       (Subadvised by AJO, LP)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

LLANY Separate Account S for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

     This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest (the "Insured Employee"), and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.



     The Policy described in this prospectus is available only in New York.



     You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on March 2, 1999 ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.

                  o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

                  o AllianceBernstein Variable Products Series Fund

                  o American Century Variable Portfolios, Inc.

                  o American Century Variable Portfolios II, Inc.

                  o American Funds Insurance Series (Reg. TM)

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP (Reg. TM) Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Goldman Sachs Variable Insurance Trust

                  o Janus Aspen Series

                  o JPMorgan Insurance Trust


                  o Legg Mason Partners Variable Equity Trust


                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance TrustSM

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust

                  o T. Rowe Price Equity Series, Inc.


                  o Wells Fargo Variable Trust

     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2014

                               Table of Contents






Contents                                              Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        18
    Voting Rights...............................        19
POLICY CHARGES AND FEES.........................        19
    Premium Load; Net Premium Payment...........        20
    Surrender Charges...........................        20
    Partial Surrender Fee.......................        20
    Transfer Fee................................        21
    Mortality and Expense Risk Charge...........        21
    Cost of Insurance Charge....................        21
    Administrative Fee..........................        21
    Policy Loan Interest........................        22
    Rider Charges...............................        22
    Case Exceptions.............................        22
YOUR INSURANCE POLICY...........................        22
    Application.................................        24
    Owner.......................................        24
    Right to Examine Period.....................        24
    Initial Specified Amount....................        25
    Transfers...................................        25
    Market Timing...............................        26
    Dollar Cost Averaging.......................        27
    Automatic Rebalancing.......................        28
    Riders......................................        28
    Continuation of Coverage....................        33


Contents                                              Page
------------------------------------------------      -----
    Paid-Up Nonforfeiture Option................        33
    Coverage Beyond Maturity....................        34
    Termination of Coverage.....................        34
    State Regulation............................        34
PREMIUMS........................................        34
    Allocation of Net Premium Payments..........        35
    Planned Premiums; Additional Premiums.......        35
    Life Insurance Qualification................        35
    Policy Values...............................        36
DEATH BENEFITS..................................        37
    Death Benefit Options.......................        37
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        38
    Death Benefit Proceeds......................        38
POLICY SURRENDERS...............................        39
    Partial Surrender...........................        39
POLICY LOANS....................................        39
POLICY LAPSE....................................        40
    Reinstatement of a Lapsed Policy............        41
TAX ISSUES......................................        41
    Taxation of Life Insurance Contracts in
      General...................................        41
    Policies That Are MECs......................        42
    Policies That Are Not MECs..................        43
    Other Considerations........................        43
    Fair Market Value of Your Policy............        44
    Tax Status of Lincoln Life..................        44
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        45
LEGAL PROCEEDINGS...............................        45
FINANCIAL STATEMENTS............................        45
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        46
GLOSSARY OF TERMS...............................        47

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.


Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "Underlying Funds". You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate Premiums and policy values to the Fixed Account.




Risks of Your Policy


Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as "Total Account Value") and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.


Policy Lapse. Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.


Consequences of Surrender. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.


Tax Treatment of Life Insurance Contracts. Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.



Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.




                      Table I: Transaction Fees
                                    When Charge               Amount
         Charge                     is Deducted              Deducted
 Maximum sales charge        When you pay a Premium.        5.0%.
 imposed on Premiums
 Maximum Premium Tax         When you pay a Premium.        5.0%

                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Deferred Acquisition Cost        When you pay a Premium.                1.0%
 (DAC) Tax
 Surrender Charge                 Upon Full Surrender of your            There is no charge for surrendering your Policy.
                                  Policy.
 Partial Surrender Fee            When you take a Partial                There is no charge for a Partial Surrender.
                                  Surrender of your Policy.
 Maximum Fund Transfer            Applied to any transfer request        $25
 Fee                              in excess of 24 made during
                                  any Insured Employee
                                  Coverage Duration.


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                   Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                           maximum monthly cost of insurance rate is
  Employee                                         $0.38 per $1,000 of Net Amount at Risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   Specified Amount to a minimum of $0.00 per
                                                   $1,000 of Specified Amount.
  Charge for a                                     For a male, age 45, the maximum additional
  Representative Insured                           monthly charge is $0.06 per $1,000 of Specified
  Employee                                         Amount.

                Table II: Periodic Charges Other Than Fund Operating Expenses
                              When Charge                           Amount
         Charge               is Deducted                          Deducted
 Policy Loan Interest        Annually           The greater of 3.5%, or Moody's Investors
                                                Service, Inc. Corporate Bond Yield Average -
                                                Monthly Average Corporates for the calendar
                                                month which ends two months prior to the
                                                Policy Anniversary.





             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Term Insurance Rider*          Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                           maximum monthly cost of insurance rate is
  Employee                                         $0.38 per $1,000 of Net Amount at Risk.
  Enhanced Surrender            N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit            N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured             N/A                There is no charge for this rider.
  Rider


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.



Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund.


These fees and expenses may change at any time.

 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.87% 1         0.23%
 (12b-1) fees, and other expenses.



  1 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.66%. These waivers and reductions generally extend through April 30, 2015 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund's prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund's prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.

You may also allocate your Premium Payments and policy values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/ or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.

Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund's average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.




Distribution of the Policies and Compensation

The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on accumulation value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.




Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.


Certain Underlying Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other Underlying Funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Underlying Fund prospectus.

Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund's prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


      o Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
       This fund will be closed as of May 31, 2014. Consult your financial advisor.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
       L.P.


      o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.


      o AllianceBernstein VPS Growth and Income Portfolio (Class A): Long-term growth of capital.

       This fund is available only to existing Cases as of May 2, 2011. Consult your financial advisor.


      o AllianceBernstein VPS International Value Portfolio (Class A):
       Long-term growth of capital.

       This fund is available only to existing Cases as of May 1, 2012. Consult your financial advisor.


      o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
       Long-term growth of capital.

American Century Variable Portfolios, Inc., advised by American Century
      Investment Management, Inc.

      o Income and Growth Fund (Class I): Capital growth; income is a secondary consideration.

       This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.


      o International Fund (Class I): Capital growth.

       This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.



American Century Variable Portfolios II, Inc., advised by American Century
      Investment Management, Inc.

      o Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.

       This fund is available only to existing Cases as of May 17, 2010. Consult your financial advisor.



American Funds Insurance Series (Reg. TM), advised by Capital Research and
      Management Company.


      o Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.


      o Global Growth Fund (Class 2): Long-term growth of capital.

      o Global Small Capitalization Fund (Class 2): Long-term capital growth.

      o Growth Fund (Class 2): Capital growth.

      o Growth-Income Fund (Class 2): Long-term growth of capital and income.

      o High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary consideration.

      o International Fund (Class 2): Long-term growth of capital.


      o U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


      o Equity Dividend V.I. Fund (Class I): Long-term total return and current income.


      o Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

      o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.

      o Emerging Markets Series (Standard Class): Long-term capital appreciation.

      o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.

       This fund is available only to existing Cases as of May 17, 2010. Consult your financial advisor.


      o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

      o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

      o Small Cap Value Series (Standard Class): Capital appreciation.

      o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.

      o U. S. Growth Series (Standard Class): Long-term capital appreciation.

      o Value Series (Standard Class): Long-term capital appreciation.

DWS Investments VIT Funds, advised by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc.

      o DWS Equity 500 Index VIP (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg.
       TM) Index"), which emphasizes stocks of large US companies.

       This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.


      o DWS Small Cap Index VIP (Class A): to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.

       This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.



DWS Variable Series II, advised by Deutsche Investment Management Americas Inc. and subadvised by RREEF America L.L.C.

      o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

      o Asset Manager Portfolio (Service Class): High total return.

       This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.

      o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

      o Freedom 2020 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.

      o Freedom 2030 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.

      o Freedom 2040 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.

      o Freedom 2050 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.

      o Freedom Income PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.


      o Growth Portfolio (Service Class): To achieve capital appreciation.


      o Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.


      o Mid Cap Portfolio (Service Class): Long-term growth of capital.

      o Overseas Portfolio (Service Class): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Franklin U.S. Government Fund, and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


      o Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
       (formerly Franklin Income Securities Fund)

      o Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
       (formerly Mutual Shares Securities Fund)

      o Franklin Rising Dividends VIP Fund (Class1): Long-term capital appreciation; preservation of capital is also an important consideration.
       (formerly Franklin Rising Dividends Securities Fund)

      o Franklin Small Cap Value VIP Fund (Class 2): Long-term total return. (formerly Franklin Small Cap Value Securities Fund)

      o Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
       (formerly Franklin Small-Mid Cap Growth Securities Fund)

      o Franklin U.S. Government Securities VIP Fund (Class 1): Income. (formerly Franklin U.S. Government Fund)

      o Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
       (formerly Templeton Global Bond Securities Fund)

      o Templeton Growth VIP Fund (Class 1): Long-term capital growth.

       (Subadvised by Templeton Asset Management Ltd.)

       (formerly Templeton Growth Securities Fund)
       This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.



Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
      Management, L.P.


      o Goldman Sachs VIT Global Markets Navigator Fund (Service Shares): To seek to achieve investment results that approximate the GS Global Markets Navigator Index (Reg. TM).
       This fund will be available on or about May 1, 2014. Consult your financial advisor.


      o Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.


Janus Aspen Series, advised by Janus Capital Management LLC.

      o Flexible Bond Portfolio (Service Shares): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

       This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.



JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.


      o JPMorgan JPMIT Core Bond Portfolio (Class1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.


Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund
       Advisor, LLC.

      o ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
       (Subadvised by ClearBridge Investments, LLC)

      o ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
       (Subadvised by ClearBridge Investments, LLC)



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
       Advisors Corporation.


      o LVIP AQR Enhanced Global Strategies Fund (Standard Class): Long-term growth of capital.
       (Subadvised by AQR Capital Management, LLC)
       This fund will be available on or about May 1, 2014. Consult your financial advisor.


      o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

      o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

       This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.

      o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.


      o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.

       (Subadvised by BlackRock Investment Management LLC)


      o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
       (Subadvised by BlackRock Financial Management, Inc.)


      o LVIP BlackRock Multi-Asset Income Fund (Standard Class): To maximize current income; capital appreciation is a secondary objective. (Subadvised by BlackRock Investment Management LLC)
       This fund will be available on or about May 1, 2014. Consult your financial advisor.


      o LVIP Capital Growth Fund (Standard Class): Capital growth. (Subadvised by Wellington Management Company, LLP)

      o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.

       (Subadvised by CBRE CLARION SECURITIES LLC)

      o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)


      o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*

       This fund is available only to existing Cases as of May 18, 2009. Consult your financial advisor.


      o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*


      o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.

      o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.


      o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with the preservation of capital.


      o LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Franklin Advisers)
       This fund will be available on or about May 1, 2014. Consult your financial advisor.


      o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


      o LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.

       (Subadvised by Goldman Sachs Asset Management, L.P.)
       This fund will be available on or about May 1, 2014. Consult your financial advisor.


      o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.

       (Subadvised by J.P. Morgan Investment Management Inc.)


      o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.

       (Subadvised by J.P. Morgan Investment Management Inc.)

      o LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

      o LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

      o LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

      o LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

      o LVIP Managed Risk Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

      o LVIP Managed Risk Profile Conservative Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

      o LVIP Managed Risk Profile Growth Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP Managed Risk Profile Moderate Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.


      o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

      o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

      o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

      o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

      o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
       (Subadvised by Delaware Management Company)


      o LVIP Multi-Manager Global Equity RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       This fund will be available on or about May 1, 2014. Consult your financial advisor.

      o LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital. (Subadvised by PIMCO Investment Management Company)
       This fund will be available on or about May 1, 2014. Consult your financial advisor.


      o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.

       (Subadvised by SSgA Funds Management, Inc.)


      o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)


      o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.

       (Subadvised by Templeton Investment Counsel, LLC)


      o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.

       (Subadvised by UBS Global Asset Management (Americas) Inc.)


      o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.


      o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
      Long-term capital appreciation.

MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
      Services Company

      o Growth Series (Initial Class): Capital appreciation.


      o New Discovery Series (Initial Class): Capital appreciation.


      o Total Return Series (Initial Class): Total return.

      o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC


      o Mid-Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is available only to existing Cases as of May 21, 2007.
      Consult your financial advisor.


      o Mid-Cap Growth Portfolio (I Class): Growth of capital.

       This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.



PIMCO Variable Insurance Trust, advised by PIMCO

      o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


      o PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.



T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.

      o T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.



Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.

      o Wells Fargo Advantage (Reg. TM) VT Discovery Fund (Class 2): Long-term capital appreciation.
       (Subadvised by Wells Capital Management, Inc.)


  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds


Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the Underlying Fund in which a Sub-Account invests if:


1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your Policy as required to reflect any withdrawal or substitution of Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.




Voting Rights


The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.



POLICY CHARGES AND FEES

Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges. Certain charges vary based on "Insured Employee Coverage Duration", which is each twelve-month period, beginning on the Date of Issue of initial coverage on any Insured Employee.


The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

o the initial policy Premium, and the total Premiums expected to be paid,
o total assets under management with the Company,

o the purpose for which the Policies are being purchased,

o the level of plan administration services required.


Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the "Monthly Anniversary Day," which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.


If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment


We deduct a portion from each Premium Payment. This amount, referred to as "Premium Load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment." Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.


Sales Charge.  The current sales charge ranges are:


                          Portion of Premium        Portion of Premium
  Insured Employee            Paid up to            Paid greater than
 Coverage Duration          Target Premium            Target Premium
-------------------      --------------------      -------------------
         1                      3.5%                      0.5%
         2                      3.0%                      0.5%
         3                      2.0%                      0.5%
        4-7                     1.0%                      0.5%
         8+                     0.5%                      0.5%

The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Insured Employee Coverage Duration.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment.


Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each Premium Payment to help offset the company's tax liability associated with the Policy's acquisition costs.


For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.



Surrender Charges

There are no Surrender Charges for your Policy.



Partial Surrender Fee

There is no Surrender Charge or Administrative Fee imposed on Partial
Surrenders.

Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Insured Employee Coverage Duration.



Mortality and Expense Risk Charge


We assess a monthly Mortality and Expense Risk Charge ("M&E") as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insured Employee may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.

Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:



  Insured Employee        Annualized Mortality
 Coverage Duration        Expense Risk Charge
-------------------      ---------------------
        1-10                  0.10%-0.40%
       11-20                  0.10%-0.20%
    21 and after                 0.10%


The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.




Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.


The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Total Account Value. Because the Total Account Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the Total Account Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy's duration, the age, gender (in accordance with state law) and underwriting category of the Insured Employee. Please note that it will generally increase each Policy Year as the Insured Employee ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee

The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Insured Employee Coverage Durations. The Company may change this fee after the first Insured Employee Coverage Duration based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured Employee's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.

We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.




Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured Employee. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.



Case Exceptions


We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales ("Cases") where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:


o the number of lives to be insured,

o the total Premiums expected to be paid,

o total assets under management with the Company,


o the nature of the relationship among the Insured individuals,

o the purpose for which the Policies are being purchased,


o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.


Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.



YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured Employee. The Policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from Owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured Employee and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date", "Date of Issue", or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.


When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.


Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured Employee will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.



Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


We cannot process your requests for transactions relating to the Policy until we have received the request in "Good Order" at our Home Office. "Good Order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.

Application


If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured Employee and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured Employee. Based on our review of medical information about the proposed Insured Employee, if required, we may decline to provide insurance, or we may place the proposed Insured Employee in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured Employee's age, underwriting category, the Policy duration, and the current Net Amount at Risk.


A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured Employee is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured Employee.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.




Owner

The Owner on the date of policy issue is designated in the Policy
Specifications. You, as Owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your Policy as long as the Insured Employee is living and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.



Right to Examine Period


You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.


Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.




Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.



Transfers


You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund's objective and investment policy before allocating money to the Sub-Accounts.


Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Insured Employee Coverage Duration without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per Insured Employee Coverage Duration.


We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.


Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.

Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in "Transfers", above. In such case, our rights and obligations will be as described in "Transfers". Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.


You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.


Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.




Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your Policy is surrendered.



Automatic Rebalancing

You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.

Change of Insured Rider. With this rider, you may name a new Insured Employee in place of the current Insured Employee. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured Employee may differ from charges applicable to the current Insured Employee. Exercising the Change of Insured Rider is a fully taxable event.


Term Insurance Rider. The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age
100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.


The cost of the rider is added to the Monthly Deductions, and is based on the Insured Employee's premium class, issue age and the number of Insured Employee Coverage Durations elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.

The rider's death benefit is included in the total death benefit paid under the Policy.


Enhanced Surrender Value Rider. The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln's consent. There is no cost for this rider.


This rider provides two additional benefits:

(a) Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and

(b) expense reduction benefit: a reduction in expense charges and fees in the Policy.

A. Surrender Value benefit:

Under this rider, the Full Surrender Value of the Policy will equal:

(a) the policy value on the date of surrender; less

(b) the loan balance plus any accrued interest; plus

(c) the Surrender Value benefit.


The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

(a) is the Target Enhancement Amount; and

(b) is the Maximum Enhancement Amount.

Target Enhancement Amount. On any Monthly Deduction Day, the Target Enhancement Amount is equal to the target Surrender Value less the Total Account Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.


Target Surrender Value. On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:

(1) is the Target Surrender Value on the immediately preceding Monthly Deduction day.

(2) is all Premiums received since the immediately preceding Monthly Deduction day.


(3) is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.


(4) is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.


On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.


Target Yield. The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:


  Insured Employee          Target           Insured Employee          Target
 Coverage Duration        Yield Rate        Coverage Duration        Yield Rate
-------------------      ------------      -------------------      -----------
         1                  7.0%                   7                   4.0%
         2                  7.0%                   8                   3.0%
         3                  7.0%                   9                   2.0%
         4                  6.0%                   10                  1.0%
         5                  5.5%                  11+                  0.0%
         6                  5.0%

The Target Yield rate will not exceed 15% in any Insured Employee Coverage Duration.


Maximum Enhancement Amount. The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Insured Employee Coverage Duration times the term blend adjustment factor.


Cumulative Surrender Value Premium. The Cumulative Surrender Value Premium for any Insured Employee Coverage Duration is the lesser of (a) or (b), where:

(a) Is the sum of the Premiums paid during the Insured Employee Coverage Duration; less the sum of any Partial Surrenders during the Insured Employee Coverage Duration; and


(b) Is the Target Premium for the Insured Employee Coverage Duration; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy.


During the first Insured Employee Coverage Duration, the Cumulative Surrender Value Premium for all prior Insured Employee Coverage Durations is zero.

Maximum Enhancement Rate. The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:


  Insured Employee             Maximum             Insured Employee            Maximum
 Coverage Duration        Enhancement Rate        Coverage Duration        Enhancement Rate
-------------------      ------------------      -------------------      -----------------
         1                     16.0%                     7                      5.0%
         2                     15.0%                     8                      3.0%
         3                     15.0%                     9                      2.0%
         4                     12.0%                     10                     1.0%
         5                     9.0%                     11+                     0.0%
         6                     7.0%

The Maximum Enhancement Rate will not exceed 25% in any Insured Employee Coverage Duration.


Term Blend Adjustment Factor. The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached to this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.


B. Expense reduction benefit.

In Insured Employee Coverage Durations six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:



  Insured Employee
 Coverage Duration       Expense Reduction Amount
-------------------      --------------------------------------------------------
        6-10             The lesser of (a) or (b) where:

                         (a) is the expense reduction rate times the accumulated premiums paid for Insured Employee Coverage
                         Durations one through five; and

                         (b) is the expense charges due under the Policy.


There is no expense reduction in Insured Employee Coverage Durations 1 through 5 or in Insured Employee Coverage Duration 11 and beyond.

Expense Reduction Rate. The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:


  Insured Employee        Monthly Expense         Insured Employee        Monthly Expense
 Coverage Duration         Reduction Rate        Coverage Duration        Reduction Rate
-------------------      -----------------      -------------------      ----------------
         1                     0.0%                     7                    0.00833%
         2                     0.0%                     8                    0.00833%
         3                     0.0%                     9                    0.00833%
         4                     0.0%                     10                   0.00833%
         5                     0.0%                    11+                     0.0%
         6                   0.00833%

The Expense Reduction Rate will not exceed an annual rate of 5% in any Insured Employee Coverage Duration.

If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month beginning in Insured Employee Coverage Duration 6 will be calculated as (1) plus (2) less the expense reduction amount, where:

(1) is the cost of insurance for the base Policy and the cost of any supplemental riders or optional benefits, and

(2) is the monthly Administrative Fee for the base Policy.


This rider will terminate without value in the event that this Policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

(1) the death of the Insured Employee; or

(2) the maturity date of this Policy; or

(3) the date this Policy ends; or

(4) the next Monthly Deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed "Requested Adjustable Benefit Enhancement Amount" and "Maximum Adjustable Benefit Enhancement Amount" for more information.

The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed "Adjustable Benefit Enhancement Balance" for more information.


The maximum enhanced Surrender Value provided by this rider is based on the Policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed "Term Blend Adjustment Factor" for more information.


This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the Full Surrender Value of the Policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each Policy Anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the Insured Employee Coverage Duration, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon Full Surrender of the Policy during the Insured Employee Coverage Duration. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by


3) the Term Blend Adjustment Factor.


Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Insured Employee Coverage Duration.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:


 Insured Employee Coverage Duration        Current Rate        Guaranteed Rate
------------------------------------      --------------      ----------------
                  1                           11.0%                 2.0%
                  2                           19.6%                 2.0%
                  3                           27.7%                 2.0%
                  4                           35.4%                 2.0%
                  5                           53.2%                 2.0%
                  6                           66.1%                 2.0%
                 7+                          100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.


On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of Premiums paid on the Date of Issue of the Policy; and

b) is the Target Premium for the Insured Employee Coverage Duration, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.


The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous Insured Employee Coverage Duration. The adjustable benefit enhancement balance will be permanently decreased by this amount each Insured Employee Coverage Duration. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other Monthly Deduction days, the deduction amount will be zero.


Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus
(2) multiplied by (3) where :

1) is the minimum adjustment factor, as shown in the Policy Specifications;


2) is one minus the minimum adjustment factor; and


3) is the ratio of the basic Policy Specified Amount to the target face amount.

If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.


This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:


1) the death of the Insured, or

2) the maturity date of the Policy, as shown in the Policy Specifications; or


3) the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured Employee's 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:


o the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured Employee's then attained age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),


o no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account Value to the Fixed Account Value, and

o all extra benefit riders will terminate.

Coverage Beyond Maturity

At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,


o the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.


This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the Policy;

2) death of the Insured Employee;

3) failure to pay the necessary amount of Premium to keep your Policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.


PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the "Lapse and Reinstatement" section of this prospectus.) Premiums may be paid anytime before the Insured Employee reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the "Planned Premiums; Additional Premiums" section of this prospectus.)


The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.

Allocation of Net Premium Payments

Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.


You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Total Account Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.


We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. The excess amount of Premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.

The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.

The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured Employee's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline

Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.


Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.



Policy Values


Policy value in your variable life insurance policy is also called the "Accumulation Value".

The Total Account Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Total Account Value reflects:


1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.


The Separate Account Value, if any, is the portion of the Total Account Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.


A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:


1) the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus


2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value at an annual rate of 3%.


The loan balance, if any, reflects amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.


The "Net Total Account Value" is the Total Account Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Total Account Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.



DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured Employee, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the Insured Employee, or


2) a percentage of the Total Account Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.


Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount, which includes the Total Account Value as of the         Generally provides a level death
              date of the Insured Employee's death.                                      benefit
    2         Sum of the Specified Amount plus theTotal Account Value as of the          May increase or decrease over
              date of the Insured Employee's death.                                      time, depending on the amount
                                                                                         of Premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified Amount plus the accumulated Premiums (all Premiums               Will generally increase,
              paid from the Date of Issue accumulated at the Premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           Premium paid.
              the Policy Specifications pages), less withdrawals as of the date of the Insured Employee's death.



If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.

If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new Specified Amount will equal the Specified Amount prior to the change minus the Total
                     Account Value at the time of the change.
     2 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the Total
                     Account Value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.


Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.


Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Total Account Value is equal to, or greater than, the Monthly Deduction amount.




Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured Employee. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured Employee, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Total Account Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.


Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Insured Employee Coverage Duration, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.


Partial Surrenders may reduce the Total Account Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.




   Death Benefit
 Option in Effect                                       Impact of Partial Surrender
         1              Will reduce the Total Account Value, death benefit and the Specified Amount.
         2              Will reduce the Total Account Value and the death benefit, but not the Specified Amount.
         3              Will reduce the Total Account Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS

You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Total Account Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Total Account Value.

An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below . Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.

Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Total Account Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.


The annual loan interest rate we charge during any Insured Employee Coverage
 Duration will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Insured Employee Coverage Duration's rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Insured Employee Coverage Duration's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Insured Employee Coverage Duration.


When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.



POLICY LAPSE

If at any time the Total Account Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all policy coverage will terminate. This is referred to as Policy Lapse.

The Total Account Value less the Loan Collateral Account value may be insufficient:


1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Total Account Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.


If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured Employee dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.



Reinstatement of a Lapsed Policy
There is no reinstatement provision for this Policy.


TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.


Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.




Other Considerations


Insured Lives Past Age 100. If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect,in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Total Account Value in the year the Insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.


Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the Policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Total Account Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC,
(c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI






GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
   Unclaimed Property
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.


This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com


LLANY Separate Account S for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-141769
1940 Act Registration No. 811-09257

                               End of Prospectus

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:

7-Pay Test-A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.

1933 Act-The Securities Act of 1933, as amended.

1940 Act-The Investment Company Act of 1940, as amended.

Accumulation Value (Total Account Value)-An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Administrative Fee-The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Beneficiary-The person designated to receive the Death Benefit Proceeds.

Case-All in force policies issued within the same company and having the same case name and case number.

Cash Value Accumulation Test-A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.

Code-Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge-This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.

Date of Issue - The date on which we begin life insurance coverage under the Policy if you have paid your initial Premium with your application. If you have not paid your initial Premium with your application, your life insurance coverage will begin on the day we receive your initial Premium.

Death Benefit Proceeds-The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.

Fixed Account-An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value-An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Full Surrender-The withdrawal of all policy values.

Grace Period-The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.

Guideline Premium Test-A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness-The sum of all outstanding loans and accrued interest.

Insured-The person on whose life the Policy is issued.

Lapse Notice-Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

Loan Account (Loan Collateral Account)-The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.

Loan Account Value-An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.

Market Timing Procedures-Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)-A life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.

Monthly Anniversary Day-The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction-The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.

Net Accumulation Value-An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk-The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.

Net Premium Payment-An amount equal to the Premium Payment, minus the Premium Load.

Owner-The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.

Partial Surrender-A withdrawal of a portion of your policy values.

Planned Premium-The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.

Policy Anniversary-The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Date-The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.

Policy Loan-The amount you have borrowed against the Surrender Value of your Policy.

Policy Loan Interest-The charge made by the Company to cover the cost of your borrowing against your Policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse-The day on which coverage under the Policy ends as described in the Grace Period.

Policy Month- The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.

Policy Specifications- The pages of the Policy which show your benefits, Premium, costs, and other policy information.

Policy Year-Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment)-The amount paid to us for a life insurance policy.

Premium Load-A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction in Specified Amount-A decrease in the Specified Amount of your Policy.

Right to Examine Period-The period during which the Policy may be returned to us for cancellation.

SAI-Statement of Additional Information.
SEC-The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value)-An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount)-The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.

Sub-Account(s)-Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.

Surrender Charge-The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.

Surrender Value-An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Underlying Fund-The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.

Valuation Day-Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period-The time between Valuation Days.

Variable Accumulation Unit-A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2014
                  Relating to Prospectus Dated May 1, 2014 for


                      Lincoln Corporate Variable 5 product



LLANY Separate Account S for Flexible Premium Variable Life Insurance,
                                   Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln NY Corporate Variable 5 product prospectus.


                          TABLE OF CONTENTS OF THE SAI







Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION.........................             2
    Lincoln Life............................             2
    Capital Markets.........................             2
    Registration Statement..................             2
    Changes of Investment Policy............             2
    Principal Underwriter...................             3
    Disaster Plan...........................             3
    Advertising & Ratings...................             3
    Unclaimed Property......................             4
SERVICES....................................             4
    Independent Registered Public Accounting
      Firm..................................             4
    Accounting Services.....................             5
    Transfer Agent..........................             5
    Administrative Services.................             5


Contents                                           Page
--------------------------------------------       ----------
POLICY INFORMATION..........................             5
    Assignment..............................             5
    Change of Ownership.....................             5
    Beneficiary.............................             5
    Change of Plan..........................             6
    Settlement Options......................             6
    Deferral of Payments....................             6
    Incontestability........................             6
    Misstatement of Age.....................             6
    Suicide.................................             6
PERFORMANCE DATA............................             7
FINANCIAL STATEMENTS........................             8
    Separate Account........................           C-1
    Company.................................           S-1

GENERAL INFORMATION



Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $279,170 in 2013, $286,031 in 2012 and $109,639 in 2011 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the Policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Policy. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the Policy or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Unclaimed Property

During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the LLANY Separate Account S for Flexible Premium Variable Life Insurance as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services


All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.




Transfer Agent


Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.




Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment
While the Insured Employee is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.



Change of Ownership

As long as the Insured Employee is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.



Beneficiary

The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the Beneficiary at any time while the Insured Employee is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office.

If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any Beneficiary dies before the Insured Employee, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured Employee, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.



Change of Plan


Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured Employee as the original Policy.



Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.




Deferral of Payments


Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.




Incontestability


The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase.




Misstatement of Age

If the age of the Insured Employee is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide


If the Insured Employee dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured Employee dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.

PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the Owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 financial statements of the Company follow.

         SUPPLEMENT DATED MAY 1, 2014 TO PROSPECTUSES DATED MAY 1, 2014

        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
  PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

          LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
                  PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

          LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE
           INSURANCE PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

              ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

    -  M CAPITAL APPRECIATION FUND: Maximum capital appreciation.
       (Subadvised by Frontier Capital Management Company LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Northern Cross, LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    -  M LARGE CAP GROWTH FUND: Long-term capital appreciation.
       (Subadvised by DSM Capital Partners, LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    -  M LARGE CAP VALUE FUND: Long-term capital appreciation.
       (Subadvised by AJO, LP)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

LLANY Separate Account S for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

     This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest (the "Insured Employee"), and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.



     The Policy described in this prospectus is available only in New York.



     You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on March 2, 1999 ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.

                  o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

                  o AllianceBernstein Variable Products Series Fund

                  o American Century Variable Portfolios II, Inc.

                  o American Funds Insurance Series (Reg. TM)

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP (Reg. TM) Trust

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Goldman Sachs Variable Insurance Trust

                  o JPMorgan Insurance Trust


                  o Legg Mason Partners Variable Equity Trust


                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance TrustSM

                  o PIMCO Variable Insurance Trust

                  o T. Rowe Price Equity Series, Inc.


                  o Wells Fargo Variable Trust

     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2014

                               Table of Contents






Contents                                              Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        18
    Voting Rights...............................        18
POLICY CHARGES AND FEES.........................        18
    Premium Load; Net Premium Payment...........        19
    Surrender Charges...........................        20
    Partial Surrender Fee.......................        20
    Transfer Fee................................        20
    Mortality and Expense Risk Charge...........        20
    Cost of Insurance Charge....................        20
    Administrative Fee..........................        21
    Policy Loan Interest........................        21
    Rider Charges...............................        21
    Case Exceptions.............................        21
YOUR INSURANCE POLICY...........................        22
    Application.................................        23
    Owner.......................................        23
    Right to Examine Period.....................        24
    Initial Specified Amount....................        24
    Transfers...................................        24
    Market Timing...............................        25
    Dollar Cost Averaging.......................        27
    Automatic Rebalancing.......................        27
    Riders......................................        27
    Continuation of Coverage....................        33


Contents                                              Page
------------------------------------------------      -----
    Paid-Up Nonforfeiture Option................        33
    Coverage Beyond Maturity....................        33
    Termination of Coverage.....................        34
    State Regulation............................        34
PREMIUMS........................................        34
    Allocation of Net Premium Payments..........        34
    Planned Premiums; Additional Premiums.......        34
    Life Insurance Qualification................        35
    Policy Values...............................        35
DEATH BENEFITS..................................        36
    Death Benefit Options.......................        36
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        37
    Death Benefit Proceeds......................        38
POLICY SURRENDERS...............................        38
    Partial Surrender...........................        39
POLICY LOANS....................................        39
POLICY LAPSE....................................        40
    Reinstatement of a Lapsed Policy............        40
TAX ISSUES......................................        40
    Taxation of Life Insurance Contracts in
      General...................................        41
    Policies That Are MECs......................        42
    Policies That Are Not MECs..................        42
    Other Considerations........................        43
    Fair Market Value of Your Policy............        44
    Tax Status of Lincoln Life..................        44
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        44
LEGAL PROCEEDINGS...............................        44
FINANCIAL STATEMENTS............................        45
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        46
GLOSSARY OF TERMS...............................        47

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.


Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "Underlying Funds". You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate Premiums and policy values to the Fixed Account.




Risks of Your Policy


Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as "Total Account Value") and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.


Policy Lapse. Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.


Consequences of Surrender. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.


Tax Treatment of Life Insurance Contracts. Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.



Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.




                      Table I: Transaction Fees
                                    When Charge               Amount
         Charge                     is Deducted              Deducted
 Maximum sales charge        When you pay a Premium.        5.0%.
 imposed on Premiums
 Maximum Premium Tax         When you pay a Premium.        5.0%

                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Deferred Acquisition Cost        When you pay a Premium.                1.0%
 (DAC) Tax
 Surrender Charge                 Upon Full Surrender of your            There is no charge for surrendering your Policy.
                                  Policy.
 Partial Surrender Fee            When you take a Partial                There is no charge for a Partial Surrender.
                                  Surrender of your Policy.
 Maximum Fund Transfer            Applied to any transfer request        $25
 Fee                              in excess of 24 made during
                                  any Insured Employee
                                  Coverage Duration.


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                     Table II: Periodic Charges Other Than Fund Operating Expenses
                                     When Charge                            Amount
            Charge                   is Deducted                           Deducted
 Cost of Insurance*                 Monthly
 A dollar amount per
 $1,000 of Net Amount at
 Risk
  Maximum Charge1                                      $34.26 per $1,000.
  Minimum Charge                                       $0.00 per $1,000.
  Maximum Charge for a                                 $0.22 per $1,000.
  Representative Insured
  Employee: male, age
  45, nonsmoker.
 Mortality and Expense              Monthly            A percentage of the value of the Sub-Accounts,
 Risk Charge ("M&E")                                   guaranteed at a maximum effective annual rate
                                                       of 0.50%.
 Administrative Fee*                Monthly
 Flat Fee                                              A maximum flat fee of $10 in all years; plus:
 In addition, a monthly fee
 per $1,000 of Specified
 Amount:
  Maximum Charge                                       $0.17 per $1,000.
  Minimum Charge                                       $0.00 per $1,000.
  Maximum Charge for a                                 $0.17 per $1,000.
  Representative Insured
  Employee: male, age
  45.

                Table II: Periodic Charges Other Than Fund Operating Expenses
                              When Charge                           Amount
         Charge               is Deducted                          Deducted
 Policy Loan Interest        Annually           The greater of 3.5%, or Moody's Investors
                                                Service, Inc. Corporate Bond Yield Average -
                                                Monthly Average Corporates for the calendar
                                                month which ends two months prior to the
                                                Policy Anniversary.





          Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                         Amount
          Charge                 is Deducted                        Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Term Insurance Rider*          Monthly
 A dollar amount per
 $1,000 of Net Amount at
 Risk.
  Maximum Charge1                                  $34.26 per $1,000.
  Minimum Charge                                   $0.00 per $1,000.
  Maximum Charge for a                             $0.22 per $1,000.
  Representative Insured
  Employee: male, age
  45, nonsmoker.
  Enhanced Surrender            N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit            N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured             N/A                There is no charge for this rider.
  Rider


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.



  1 Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund.


These fees and expenses may change at any time.

 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.87% 1         0.23%
 (12b-1) fees, and other expenses.



  1 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.66%. These waivers and reductions generally extend through April 30, 2015 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund's prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund's prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.

You may also allocate your Premium Payments and policy values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/ or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.

Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund's average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.




Distribution of the Policies and Compensation

The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on accumulation value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.




Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.


Certain Underlying Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other Underlying Funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Underlying Fund prospectus.

Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund's prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


      o Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
       This fund will be closed as of May 31, 2014. Consult your financial advisor.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
       L.P.

      o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

      o AllianceBernstein VPS Growth and Income Portfolio (Class A): Long-term growth of capital.

       This fund is available only to existing Cases as of May 2, 2011. Consult your financial advisor.


      o AllianceBernstein VPS International Value Portfolio (Class A):
       Long-term growth of capital.

       This fund is available only to existing Cases as of May 1, 2012. Consult your financial advisor.


      o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
       Long-term growth of capital.

American Century Variable Portfolios II, Inc., advised by American Century
      Investment Management, Inc.

      o Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.

       This fund is available only to existing Cases as of May 17, 2010. Consult your financial advisor.



American Funds Insurance Series (Reg. TM), advised by Capital Research and
      Management Company.


      o Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.


      o Global Growth Fund (Class 2): Long-term growth of capital.

      o Global Small Capitalization Fund (Class 2): Long-term capital growth.

      o Growth Fund (Class 2): Capital growth.

      o Growth-Income Fund (Class 2): Long-term growth of capital and income.

      o High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary consideration.

      o International Fund (Class 2): Long-term growth of capital.


      o U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


      o BlackRock Equity Dividend V.I. Fund (Class I): Long-term total return and current income.


      o BlackRock Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

      o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.

      o Emerging Markets Series (Standard Class): Long-term capital appreciation.

      o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.

       This fund is available only to existing Cases as of May 17, 2010. Consult your financial advisor.


      o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

      o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

      o Small Cap Value Series (Standard Class): Capital appreciation.

      o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.

      o U. S. Growth Series (Standard Class): Long-term capital appreciation.

      o Value Series (Standard Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

      o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

      o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

      o Freedom 2020 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.

      o Freedom 2030 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.

      o Freedom 2040 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.

      o Freedom 2050 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.

      o Freedom Income PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.


      o Growth Portfolio (Service Class): To achieve capital appreciation.


      o Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.


      o Mid Cap Portfolio (Service Class): Long-term growth of capital.

      o Overseas Portfolio (Service Class): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Templeton Global Bond Securities Fund, and the Franklin U.S. Government Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


      o Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
       (formerly Franklin Income Securities Fund)

      o Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
       (formerly Mutual Shares Securities Fund)

      o Franklin Rising Dividends VIP Fund (Class 1): Long-term capital appreciation; preservation of capital is also an important consideration.
       (formerly Franklin Rising Dividends Securities Fund)

      o Franklin Small Cap Value VIP Fund (Class 2): Long-term total return. (formerly Franklin Small Cap Value Securities Fund)

      o Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
       (formerly Franklin Small-Mid Cap Growth Securities Fund)

      o Franklin U.S. Government Securities VIP Fund (Class 1): Income. (formerly Franklin U.S. Government Fund)

      o Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
       (formerly Templeton Global Bond Securities Fund)



Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
      Management, L.P.


      o Goldman Sachs VIT Global Markets Navigator Fund (Service Shares): To seek to achieve investment results that approximate the GS Global Markets Navigator Index (Reg. TM).
       This fund will be available on or about May 1, 2014. Consult your financial advisor.


      o Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.

JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.


      o JPMorgan JPMIT Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.


Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund
       Advisor, LLC.

      o ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
       (Subadvised by ClearBridge Investments, LLC)

      o ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
       (Subadvised by ClearBridge Investments, LLC)



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
       Advisors Corporation.


      o LVIP AQR Enhanced Global Strategies Fund (Standard Class): Long-term growth of capital.
       (Subadvised by AQR Capital Management, LLC)
       This fund will be available on or about May 1, 2014. Consult your financial advisor.


      o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)


      o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.


      o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.

       (Subadvised by BlackRock Investment Management LLC)


      o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
       (Subadvised by BlackRock Financial Management, Inc.)


      o LVIP BlackRock Multi-Asset Income Fund (Standard Class): To maximize current income; capital appreciation is a secondary objective. (Subadvised by BlackRock Investment Management LLC)
       This fund will be available on or about May 1, 2014. Consult your financial advisor.


      o LVIP Capital Growth Fund (Standard Class): Capital growth. (Subadvised by Wellington Management Company, LLP)

      o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.

       (Subadvised by CBRE CLARION SECURITIES LLC)

      o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)


      o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*

       This fund is available only to existing Cases as of May 18, 2009. Consult your financial advisor.


      o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*


      o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.

      o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.


      o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.


      o LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Franklin Advisers)
       This fund will be available on or about May 1, 2014. Consult your financial advisor.


      o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


      o LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
       (Subadvised by Goldman Sachs Asset Management, L.P.)
       This fund will be available on or about May 1, 2014. Consult your financial Advisor.


      o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.

       (Subadvised by J.P. Morgan Investment Management Inc.)


      o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.

       (Subadvised by J.P. Morgan Investment Management Inc.)

      o LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

      o LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

      o LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

      o LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

      o LVIP Managed Risk Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

      o LVIP Managed Risk Profile Conservative Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

      o LVIP Managed Risk Profile Growth Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP Managed Risk Profile Moderate Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.


      o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

      o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

      o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

      o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

      o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
       (Subadvised by Delaware Management Company)


      o LVIP Multi-Manager Global Equity RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       This fund will be available on or about May 1, 2014. Consult your financial advisor.

      o LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital. (Subadvised by Pacific Investment Management Company)
       This fund will be available on or about May 1, 2014. Consult your financial advisor.


      o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.

       (Subadvised by SSgA Funds Management, Inc.)


      o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S.

       companies.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.

       (Subadvised by Templeton Investment Counsel, LLC)


      o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.

       (Subadvised by UBS Global Asset Management (Americas) Inc.)


      o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.


      o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
      Long-term capital appreciation.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
      Services Company

      o Growth Series (Initial Class): Capital appreciation.


      o New Discovery Series (Initial Class): Capital appreciation.


      o Total Return Series (Initial Class): Total return.

      o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

      o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


      o PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.



T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.

      o T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.



Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.

      o Wells Fargo Advantage (Reg. TM) VT Discovery Fund (Class 2): Long-term capital appreciation.
       (Subadvised by Wells Capital Management, Inc.)


  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.

Sub-Account Availability and Substitution of Funds


Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the Underlying Fund in which a Sub-Account invests if:


1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your Policy as required to reflect any withdrawal or substitution of Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.




Voting Rights


The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.



POLICY CHARGES AND FEES

Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges. Certain charges vary based on "Insured Employee Coverage Duration", which is each twelve-month period, beginning on the Date of Issue of initial coverage on any Insured Employee.

The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

o the initial policy Premium, and the total Premiums expected to be paid,
o total assets under management with the Company,

o the purpose for which the Policies are being purchased,

o the level of plan administration services required.


Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the "Monthly Anniversary Day," which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.


If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment


We deduct a portion from each Premium Payment. This amount, referred to as "Premium Load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment." Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.


Sales Charge.  The current sales charge ranges are:


                          Portion of Premium        Portion of Premium
  Insured Employee            Paid up to            Paid greater than
 Coverage Duration          Target Premium            Target Premium
-------------------      --------------------      -------------------
         1                      3.5%                      1.0%
         2                      3.0%                      1.0%
        3-4                     2.0%                      1.0%
        5-7                     1.5%                      1.0%
         8+                     1.0%                      1.0%

The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Insured Employee Coverage Duration.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment.


Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each Premium Payment to help offset the Company's tax liability associated with the Policy's acquisition costs.

For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.



Surrender Charges

There are no Surrender Charges for your Policy.



Partial Surrender Fee

There is no Surrender Charge or Administrative Fee imposed on Partial
Surrenders.



Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Insured Employee Coverage Duration.



Mortality and Expense Risk Charge


We assess a monthly Mortality and Expense Risk Charge ("M&E") as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insured Employee may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.

Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:



  Insured Employee        Annualized Mortality
 Coverage Duration        Expense Risk Charge
-------------------      ---------------------
        1-10                  0.10%-0.30%
       11-20                  0.10%-0.15%
    21 and after                 0.10%


The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.




Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.


The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the Accumulation Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy's duration, the age, gender (in accordance with state law) and underwriting category of the Insured Employee. Please note that it will generally increase each Policy Year as the Insured Employee ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee


The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Insured Employee Coverage Durations. The Company may change this fee after the first Insured Employee Coverage Duration based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured Employee's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.

We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.




Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured Employee. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.



Case Exceptions


We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales ("Cases") where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:


o the number of lives to be insured,

o the total Premiums expected to be paid,

o total assets under management with the Company,


o the nature of the relationship among the Insured individuals,

o the purpose for which the Policies are being purchased,


o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.


Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.



YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured Employee. The Policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from Owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured Employee and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date", "Date of Issue", or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.


When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.


Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured Employee will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.



Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


We cannot process your requests for transactions relating to the Policy until we have received the request in "Good Order" at our Home Office. "Good Order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application


If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured Employee and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured Employee. Based on our review of medical information about the proposed Insured Employee, if required, we may decline to provide insurance, or we may place the proposed Insured Employee in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured Employee's age, underwriting category, the Policy duration, and the current Net Amount at Risk.


A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured Employee is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured Employee.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.




Owner

The Owner on the date of policy issue is designated in the Policy
Specifications. You, as Owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your Policy as long as the Insured Employee is living and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.

Right to Examine Period


You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.




Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.



Transfers


You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund's objective and investment policy before allocating money to the Sub-Accounts.


Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Insured Employee Coverage Duration without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per Insured Employee Coverage Duration.


We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.


Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm.

In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.




Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in "Transfers", above. In such case, our rights and obligations will be as described in "Transfers". Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.


You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.


Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.

Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your Policy is surrendered.



Automatic Rebalancing

You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.

Change of Insured Rider. With this rider, you may name a new Insured Employee in place of the current Insured Employee. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured Employee may differ from charges applicable to the current Insured Employee. Exercising the Change of Insured Rider is a fully taxable event.


Term Insurance Rider. The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age
100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.

The cost of the rider is added to the Monthly Deductions, and is based on the Insured Employee's premium class, issue age and the number of Insured Employee Coverage Durations elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.

The rider's death benefit is included in the total death benefit paid under the Policy.


Enhanced Surrender Value Rider. The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln's consent. There is no cost for this rider.


This rider provides two additional benefits:

(a) Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and

(b) expense reduction benefit: a reduction in expense charges and fees in the Policy.

A. Surrender Value benefit:

Under this rider, the Full Surrender Value of the Policy will equal:

(a) the policy value on the date of surrender; less

(b) the loan balance plus any accrued interest; plus

(c) the Surrender Value benefit.


The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

(a) is the Target Enhancement Amount; and

(b) is the Maximum Enhancement Amount.

Target Enhancement Amount. On any Monthly Deduction Day, the Target Enhancement Amount is equal to the target Surrender Value less the Accumulation Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.


Target Surrender Value. On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:

(1) is the Target Surrender Value on the immediately preceding Monthly Deduction day.

(2) is all Premiums received since the immediately preceding Monthly Deduction day.


(3) is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.


(4) is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.


On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.


Target Yield. The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:

  Insured Employee          Target           Insured Employee          Target
 Coverage Duration        Yield Rate        Coverage Duration        Yield Rate
-------------------      ------------      -------------------      -----------
         1                  7.0%                   7                   4.0%
         2                  7.0%                   8                   3.0%
         3                  7.0%                   9                   2.0%
         4                  6.0%                   10                  1.0%
         5                  5.5%                  11+                  0.0%
         6                  5.0%

The Target Yield rate will not exceed 15% in any Insured Employee Coverage Duration.


Maximum Enhancement Amount. The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Insured Employee Coverage Duration times the term blend adjustment factor.


Cumulative Surrender Value Premium. The Cumulative Surrender Value Premium for any Insured Employee Coverage Duration is the lesser of (a) or (b), where:

(a) Is the sum of the Premiums paid during the Insured Employee Coverage Duration; less the sum of any Partial Surrenders during the Insured Employee Coverage Duration; and


(b) Is the Target Premium for the Insured Employee Coverage Duration; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy.


During the first Insured Employee Coverage Duration, the Cumulative Surrender Value Premium for all prior Insured Employee Coverage Durations is zero.

Maximum Enhancement Rate. The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:


  Insured Employee             Maximum             Insured Employee            Maximum
 Coverage Duration        Enhancement Rate        Coverage Duration        Enhancement Rate
-------------------      ------------------      -------------------      -----------------
         1                     16.0%                     7                      5.0%
         2                     15.0%                     8                      3.0%
         3                     15.0%                     9                      2.0%
         4                     12.0%                     10                     1.0%
         5                     9.0%                     11+                     0.0%
         6                     7.0%

The Maximum Enhancement Rate will not exceed 25% in any Insured Employee Coverage Duration.


Term Blend Adjustment Factor. The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached to this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.


B. Expense reduction benefit.

In Insured Employee Coverage Durations six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:

  Insured Employee
 Coverage Duration       Expense Reduction Amount
-------------------      --------------------------------------------------------
        6-10             The lesser of (a) or (b) where:

                         (a) is the expense reduction rate times the accumulated premiums paid for Insured Employee Coverage
                         Durations one through five; and

                         (b) is the expense charges due under the Policy.


There is no expense reduction in Insured Employee Coverage Durations 1 through 5 or in Insured Employee Coverage Duration 11 and beyond.

Expense Reduction Rate. The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:


  Insured Employee        Monthly Expense         Insured Employee        Monthly Expense
 Coverage Duration         Reduction Rate        Coverage Duration        Reduction Rate
-------------------      -----------------      -------------------      ----------------
         1                     0.0%                     7                    0.00833%
         2                     0.0%                     8                    0.00833%
         3                     0.0%                     9                    0.00833%
         4                     0.0%                     10                   0.00833%
         5                     0.0%                    11+                     0.0%
         6                   0.00833%

The Expense Reduction Rate will not exceed an annual rate of 5% in any Insured Employee Coverage Duration.


If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month beginning in Insured Employee Coverage Duration 6 will be calculated as (1) plus (2) less the expense reduction amount, where:

(1) is the cost of insurance for the base Policy and the cost of any supplemental riders or optional benefits, and

(2) is the monthly Administrative Fee for the base Policy.


This rider will terminate without value in the event that this Policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

(1) the death of the Insured Employee; or

(2) the maturity date of this Policy; or

(3) the date this Policy ends; or

(4) the next Monthly Deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed "Requested Adjustable Benefit Enhancement Amount" and "Maximum Adjustable Benefit Enhancement Amount" for more information.

The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed "Adjustable Benefit Enhancement Balance" for more information.

The maximum enhanced Surrender Value provided by this rider is based on the Policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed "Term Blend Adjustment Factor" for more information.


This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the Full Surrender Value of the Policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each Policy Anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the Insured Employee Coverage Duration, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon Full Surrender of the Policy during the Insured Employee Coverage Duration. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by


3) the Term Blend Adjustment Factor.


Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Insured Employee Coverage Duration.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:


 Insured Employee Coverage Duration        Current Rate        Guaranteed Rate
------------------------------------      --------------      ----------------
                  1                           11.0%                 2.0%
                  2                           19.6%                 2.0%
                  3                           27.7%                 2.0%
                  4                           35.4%                 2.0%
                  5                           53.2%                 2.0%
                  6                           66.1%                 2.0%
                 7+                          100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.


On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of Premiums paid on the Date of Issue of the Policy; and

b) is the Target Premium for the Insured Employee Coverage Duration, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.


The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous Insured Employee Coverage Duration. The adjustable benefit enhancement balance will be permanently decreased by this amount each Insured Employee Coverage Duration. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other Monthly Deduction days, the deduction amount will be zero.


Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus
(2) multiplied by (3) where :

1) is the minimum adjustment factor, as shown in the Policy Specifications;


2) is one minus the minimum adjustment factor; and


3) is the ratio of the basic Policy Specified Amount to the target face amount.

If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.


This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:


1) the death of the Insured, or

2) the maturity date of the Policy, as shown in the Policy Specifications; or


3) the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured Employee's 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:


o the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured Employee's then attained age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),


o no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account Value to the Fixed Account Value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,


o the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.


This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.

Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the Policy;

2) death of the Insured Employee;

3) failure to pay the necessary amount of Premium to keep your Policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.


PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the "Lapse and Reinstatement" section of this prospectus.) Premiums may be paid anytime before the Insured Employee reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the "Planned Premiums; Additional Premiums" section of this prospectus.)


The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.



Allocation of Net Premium Payments

Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.


We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. The excess amount of Premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.

The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.

The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured Employee's age, gender, and risk classification.


Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.


Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.



Policy Values


Policy value in your variable life insurance policy is also called the "Accumulation Value".

The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Accumulation Value reflects:


1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.


The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.


A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:

1) the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus


2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value at an annual rate of 3%.


The loan balance, if any, reflects amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.


The "Net Accumulation Value" is the Accumulation Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.



DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured Employee, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the Insured Employee, or


2) a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the

Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.

Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount, which includes the Accumulation Value as of the          Generally provides a level death
              date of the Insured Employee's death.                                      benefit
    2         Sum of the Specified Amount plus theAccumulation Value as of the           May increase or decrease over
              date of the Insured Employee's death.                                      time, depending on the amount
                                                                                         of Premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified Amount plus the accumulated Premiums (all Premiums               Will generally increase,
              paid from the Date of Issue accumulated at the Premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           Premium paid.
              the Policy Specifications pages), less withdrawals as of the date of the Insured Employee's death.



If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.


If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                  Impact
     1 to 2          The new Specified Amount will equal the Specified Amount prior to the change minus the
                     Accumulation Value at the time of the change.
     2 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the
                     Accumulation Value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.

 Option change                              Impact
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.


Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.




Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured Employee. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured Employee, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Accumulation Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.


Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Insured Employee Coverage Duration, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.


Partial Surrenders may reduce the Accumulation Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.




   Death Benefit
 Option in Effect                                       Impact of Partial Surrender
         1              Will reduce the Accumulation Value, death benefit and the Specified Amount.
         2              Will reduce the Accumulation Value and the death benefit, but not the Specified Amount.
         3              Will reduce the Accumulation Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS

You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.

An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below . Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.

Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.


The annual loan interest rate we charge during any Insured Employee Coverage
 Duration will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Insured Employee Coverage Duration's rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Insured Employee Coverage Duration's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Insured Employee Coverage Duration.


When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.



POLICY LAPSE

If at any time the Accumulation Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all policy coverage will terminate. This is referred to as Policy Lapse.

The Accumulation Value less the Loan Collateral Account value may be insufficient:


1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.


If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Accumulation Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.


If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured Employee dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.



Reinstatement of a Lapsed Policy
There is no reinstatement provision for this Policy.


TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.

Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.

Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.


Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations


Insured Lives Past Age 100. If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect,in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.


Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the Policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC,
(c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI






GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
   Unclaimed Property
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.


This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com


LLANY Separate Account S for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-141769
1940 Act Registration No. 811-09257

                               End of Prospectus

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:

7-Pay Test-A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.

1933 Act-The Securities Act of 1933, as amended.

1940 Act-The Investment Company Act of 1940, as amended.

Accumulation Value (Total Account Value)-An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Administrative Fee-The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Beneficiary-The person designated to receive the Death Benefit Proceeds.

Case-All in force policies issued within the same company and having the same case name and case number.

Cash Value Accumulation Test-A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.

Code-Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge-This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.

Date of Issue - The date on which we begin life insurance coverage under the Policy if you have paid your initial Premium with your application. If you have not paid your initial Premium with your application, your life insurance coverage will begin on the day we receive your initial Premium.

Death Benefit Proceeds-The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.

Fixed Account-An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value-An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Full Surrender-The withdrawal of all policy values.

Grace Period-The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.

Guideline Premium Test-A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness-The sum of all outstanding loans and accrued interest.

Insured-The person on whose life the Policy is issued.

Lapse Notice-Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

Loan Account (Loan Collateral Account)-The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.

Loan Account Value-An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.

Market Timing Procedures-Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)-A life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.

Monthly Anniversary Day-The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction-The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.

Net Accumulation Value-An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk-The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.

Net Premium Payment-An amount equal to the Premium Payment, minus the Premium Load.

Owner-The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.

Partial Surrender-A withdrawal of a portion of your policy values.

Planned Premium-The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.

Policy Anniversary-The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Date-The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.

Policy Loan-The amount you have borrowed against the Surrender Value of your Policy.

Policy Loan Interest-The charge made by the Company to cover the cost of your borrowing against your Policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse-The day on which coverage under the Policy ends as described in the Grace Period.

Policy Month- The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.

Policy Specifications- The pages of the Policy which show your benefits, Premium, costs, and other policy information.

Policy Year-Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment)-The amount paid to us for a life insurance policy.

Premium Load-A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction in Specified Amount-A decrease in the Specified Amount of your Policy.

Right to Examine Period-The period during which the Policy may be returned to us for cancellation.

SAI-Statement of Additional Information.
SEC-The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value)-An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount)-The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.

Sub-Account(s)-Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.

Surrender Charge-The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.

Surrender Value-An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Underlying Fund-The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.

Valuation Day-Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period-The time between Valuation Days.

Variable Accumulation Unit-A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2014
                  Relating to Prospectus Dated May 1, 2014 for


                    Lincoln Corporate Commitment VUL product



LLANY Separate Account S for Flexible Premium Variable Life Insurance,
                                   Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln NY Corporate Variable 5 product prospectus.


                          TABLE OF CONTENTS OF THE SAI







Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION.........................             2
    Lincoln Life............................             2
    Capital Markets.........................             2
    Registration Statement..................             2
    Changes of Investment Policy............             2
    Principal Underwriter...................             3
    Disaster Plan...........................             3
    Advertising & Ratings...................             3
    Unclaimed Property......................             4
SERVICES....................................             4
    Independent Registered Public Accounting
      Firm..................................             4
    Accounting Services.....................             5
    Transfer Agent..........................             5
    Administrative Services.................             5


Contents                                           Page
--------------------------------------------       ----------
POLICY INFORMATION..........................             5
    Assignment..............................             5
    Change of Ownership.....................             5
    Beneficiary.............................             5
    Change of Plan..........................             6
    Settlement Options......................             6
    Deferral of Payments....................             6
    Incontestability........................             6
    Misstatement of Age.....................             6
    Suicide.................................             6
PERFORMANCE DATA............................             7
FINANCIAL STATEMENTS........................             8
    Separate Account........................           C-1
    Company.................................           S-1

GENERAL INFORMATION



Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $279,170 in 2013, $286,031 in 2012 and $109,639 in 2011 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the Policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Policy. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the Policy or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Unclaimed Property

During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the LLANY Separate Account S for Flexible Premium Variable Life Insurance as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services


All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.




Transfer Agent


Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.




Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment
While the Insured Employee is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.



Change of Ownership

As long as the Insured Employee is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.



Beneficiary

The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the Beneficiary at any time while the Insured Employee is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office.

If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any Beneficiary dies before the Insured Employee, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured Employee, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.



Change of Plan


Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured Employee as the original Policy.



Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.




Deferral of Payments


Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.




Incontestability


The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase.




Misstatement of Age

If the age of the Insured Employee is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide


If the Insured Employee dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured Employee dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.

PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the Owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 financial statements of the Company follow.

              LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                            FINANCIAL STATEMENTS
                         DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Stockholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2013 and 2012, and the related statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.



                                                      /s/ ERNST & YOUNG LLP
                                                      Philadelphia,
                                                      Pennsylvania
                                                      April 1, 2014

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                               AS OF DECEMBER 31,
                                                                                                              ---------------------
                                                                                                                 2013       2012
                                                                                                              ---------   ---------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2013 -- $6,880; 2012 -- $6,708)                               $   7,259   $   7,580

     Equity securities (cost: 2012 -- $2)                                                                            --           3

   Mortgage loans on real estate                                                                                    521         423

   Policy loans                                                                                                     382         399

                                                                                                              ---------   ---------
        Total investments                                                                                         8,162       8,405

Cash and invested cash                                                                                               10          54

Deferred acquisition costs and value of business acquired                                                           586         452

Premiums and fees receivable                                                                                          8           1

Accrued investment income                                                                                           103          99

Reinsurance recoverables                                                                                            478         536

Reinsurance related embedded derivatives                                                                              8           9

Goodwill                                                                                                             60          60

Other assets                                                                                                        150         114

Separate account assets                                                                                           4,099       3,195

                                                                                                              ---------   ---------
        Total assets                                                                                          $  13,664   $  12,925

                                                                                                              =========   =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                                      $   1,439   $   1,723

Other contract holder funds                                                                                       5,708       5,407

Short-term debt                                                                                                      11          --

Income taxes payable                                                                                                362         453

Other liabilities                                                                                                    64          58

Separate account liabilities                                                                                      4,099       3,195

                                                                                                              ---------   ---------
        Total liabilities                                                                                        11,683      10,836

                                                                                                              ---------   ---------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                                                   941         941

Retained earnings                                                                                                   907         816

Accumulated other comprehensive income (loss)                                                                       133         332

                                                                                                              ---------   ---------
        Total stockholder's equity                                                                                1,981       2,089

                                                                                                              ---------   ---------
          Total liabilities and stockholder's equity                                                          $  13,664   $  12,925

                                                                                                              =========   =========


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)


                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                         ------------------------
                                                                                                          2013     2012     2011
                                                                                                         -------  -------  ------
REVENUES
Insurance premiums                                                                                       $  151   $  139   $ 128

Fee income                                                                                                  273      275     265

Net investment income                                                                                       419      421     417

Realized gain (loss):

   Total other-than-temporary impairment losses on securities                                               (10)     (22)    (26)

   Portion of loss recognized in other comprehensive income                                                   2       10       7

                                                                                                         -------  -------  ------
     Net other-than-temporary impairment losses on securities recognized in earnings                         (8)     (12)    (19)

     Realized gain (loss), excluding other-than-temporary impairment losses on securities                    (7)      (7)     (8)

                                                                                                         -------  -------  ------
        Total realized gain (loss)                                                                          (15)     (19)    (27)

                                                                                                         -------  -------  ------
     Total revenues                                                                                         828      816     783

                                                                                                         -------  -------  ------

EXPENSES
Interest credited                                                                                           204      207     207

Benefits                                                                                                    292      265     274

Commissions and other expenses                                                                              204      191     206

Impairment of intangibles                                                                                    --       --     102

                                                                                                         -------  -------  ------
   Total expenses                                                                                           700      663     789

                                                                                                         -------  -------  ------
     Income (loss) before taxes                                                                             128      153      (6)

     Federal income tax expense (benefit)                                                                    37       59      29

                                                                                                         -------  -------  ------
        Net income (loss)                                                                                    91       94     (35)

        Other comprehensive income (loss), net of tax:

          Unrealized gain (loss) on available-for-sale securities                                          (202)      83     186

          Unrealized other-than-temporary impairment on available-for-sale securities                         3       (1)      2

                                                                                                         -------  -------  ------
            Total other comprehensive income (loss), net of tax                                            (199)      82     188

                                                                                                         -------  -------  ------
               Comprehensive income (loss)                                                               $ (108)  $  176   $ 153

                                                                                                         =======  =======  ======


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                  ----------------------------
                                                                                                    2013      2012     2011
                                                                                                  --------  -------   --------
COMMON STOCK
Balance as of beginning-of-year                                                                   $   941   $   941   $   940

Stock compensation issued for benefit plans                                                            --        --         1

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        941       941       941

                                                                                                  --------  -------   --------

RETAINED EARNINGS
Balance as of beginning-of-year                                                                       816       722       830

Net income (loss)                                                                                      91        94       (35)

Dividends declared                                                                                     --        --       (73)

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        907       816       722

                                                                                                  --------  -------   --------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                                       332       250        62

Other comprehensive income (loss), net of tax                                                        (199)       82       188

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        133       332       250

                                                                                                  --------  -------   --------
        Total stockholder's equity as of end-of-year                                              $ 1,981   $ 2,089   $ 1,913

                                                                                                  ========  =======   ========


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF CASH FLOWS
(IN MILLIONS)


                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                      --------------------------
                                                                                                       2013      2012     2011
                                                                                                      -------  --------  -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                                     $   91   $    94   $  (35)

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
   Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                                    24        21       66

   Change in premiums and fees receivable                                                                 (7)        4       --

   Change in accrued investment income                                                                    (4)       (2)      (4)

   Change in future contract benefits and other contract holder funds                                   (196)     (178)     (75)

   Change in reinsurance related assets and liabilities                                                   (8)       32      (79)

   Change in federal income tax accruals                                                                  19        51       12

   Realized (gain) loss                                                                                   15        19       27

   Impairment of intangibles                                                                              --        --      102

   Other                                                                                                 (21)      (13)      43

                                                                                                      -------  --------  -------
     Net cash provided by (used in) operating activities                                                 (87)       28       57

                                                                                                      -------  --------  -------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                              (785)     (664)    (857)

Sales of available-for-sale securities                                                                    50        38      100

Maturities of available-for-sale securities                                                              561       567      500

Purchases of other investments                                                                          (170)     (335)    (132)

Sales or maturities of other investments                                                                  89       197      105

                                                                                                      -------  --------  -------
     Net cash provided by (used in) investing activities                                                (255)     (197)    (284)

                                                                                                      -------  --------  -------

CASH FLOWS FROM FINANCING ACTIVITIES
Increase (decrease) in short-term debt                                                                    11        --       --

Deposits of fixed account values, including the fixed portion of variable                                654       611      620

Withdrawals of fixed account values, including the fixed portion of variable                            (238)     (311)    (284)

Transfers to and from separate accounts, net                                                            (127)      (94)     (68)

Common stock issued for benefit plans and excess tax benefits                                             (2)       --        1

Dividends paid                                                                                            --        --      (73)

                                                                                                      -------  --------  -------
     Net cash provided by (used in) financing activities                                                 298       206      196

                                                                                                      -------  --------  -------
Net increase (decrease) in cash and invested cash                                                        (44)       37      (31)

Cash and invested cash, as of beginning-of-year                                                           54        17       48

                                                                                                      -------  --------  -------
     Cash and invested cash, as of end-of-year                                                        $   10   $    54   $   17

                                                                                                      =======  ========  =======


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us") a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal-producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
We use the acquisition method of accounting for all business combination transactions and, accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

  - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
  - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
  - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

  - Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
  - Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").


  - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
  - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

  - The estimated range and average period until recovery;
  - The estimated range and average holding period to maturity;
  - Remaining payment terms of the security;
  - Current delinquencies and nonperforming assets of underlying collateral;
  - Expected future default rates;
  - Collateral value by vintage, geographic region, industry concentration or property type;

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
  - Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

  - The current economic environment and market conditions;
  - Our business strategy and current business plans;
  - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;


  - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
  - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
  - The capital risk limits approved by management; and
  - Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

  - Historical and implied volatility of the security;
  - Length of time and extent to which the fair value has been less than amortized cost;
  - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
  - Failure, if any, of the issuer of the security to make scheduled payments;
    and
  - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
  - Fundamentals of the industry in which the issuer operates;
  - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
  - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
  - Expectations regarding defaults and recovery rates;
  - Changes to the rating of the security by a rating agency; and
  - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
  - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
  - Susceptibility to fair value fluctuations for changes in the interest rate environment;
  - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
  - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
  - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
  - Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS
We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

CASH AND INVESTED CASH
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Acquisition costs directly related to successful contract acquisitions or renewals of Universal Life ("UL") insurance, Variable Universal Life ("VUL") insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain
(loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test. The results of one test on one reporting unit cannot subsidize the results of another reporting unit. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required. In Step 2, the implied fair value of goodwill is determined for the reporting unit. The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES
Other assets consist primarily of guaranteed living benefit ("GLB") reserves embedded derivatives, DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses. Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. Specifically, income taxes payable were reclassified from other liabilities to a separate line item. This reclassification had no effect on net income or stockholder's equity of the prior years.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.



We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income
(Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 43 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values,

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2013 and 2012, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $18 million, $21 million and $24 million for the years ended December 31, 2013, 2012 and 2011, respectively.



Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

FEE INCOME
Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income
(Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2011 through 2013 ranged from 1% to 10%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income
(Loss).

INCOME TAXES
We file a U.S. consolidated income tax return with LNC and its subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS


ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards ("IFRS"). In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 requires an entity to provide enhanced disclosures about certain financial instruments and derivative instruments, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. We adopted the disclosure requirements of ASU 2011-11, after considering the scope clarification in ASU 2013-01, as of January 1, 2013, and have included the required disclosures for all comparative periods in Note 4.

COMPREHENSIVE INCOME TOPIC
In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. We adopted the disclosure requirements in ASU 2013-02 as of January 1, 2013, and have included the required disclosure in
Note 11.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INVESTMENT COMPANIES TOPIC
In June 2013, the FASB issued ASU No. 2013-08, "Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. As a result of applying the new criteria in ASU 2013-08, an entity once considered an investment company may no longer meet the new criteria to be classified as such, and conversely, an entity not classified as an investment company under current GAAP may satisfy the criteria to be classified as such upon the adoption of ASU 2013-08. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption. If an entity becomes classified as an investment company, ASU 2013-08 should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption. The amendments in ASU 2013-08 are effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application prohibited. We will adopt the requirements in ASU 2013-08 effective January 1, 2014, and are currently evaluating the impact of adoption on our financial condition and results of operations.

INCOME TAXES TOPIC
In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11") in order to explicitly define the financial statement presentation requirements in GAAP. ASU 2013-11 provides guidance on the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in the ASU are effective prospectively for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application permitted. We will adopt the requirements of ASU 2013-11 effective January 1, 2014, and will include the new disclosure requirements in the notes to our financial statements.

OTHER EXPENSES TOPIC
In July 2011, the FASB issued ASU No. 2011-06, "Fees Paid to the Federal Government by Health Insurers" ("ASU 2011-06") in order to address the question of how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act. The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year. If a fee payment is required in the applicable year, ASU 2011-06 requires the health insurer to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year. The ASU indicates that the annual fee does not meet the definition of an acquisition cost in accordance with Topic 944 of the FASB ASC. The amendments in ASU 2011-06 are effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. We will adopt the requirements of ASU 2011-06 effective January 1, 2014. The amendments will not have a material effect on our financial condition and results of operations.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
3. INVESTMENTS


AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.



The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                                                                 AS OF DECEMBER 31, 2013
                                                                                   -------------------------------------------------
                                                                                    AMORTIZED        GROSS UNREALIZED          FAIR
                                                                                                 ------------------------
                                                                                      COST        GAINS   LOSSES     OTTI      VALUE
                                                                                   ----------    ------   ------    -----    -------
FIXED MATURITY SECURITIES:
Corporate bonds.............................................................         $ 5,920     $ 443     $ 114     $10     $ 6,239
U.S. government bonds.......................................................              28         4        --      --          32
Foreign government bonds....................................................              41         4        --      --          45
RMBS........................................................................             455        33        --       4         484
CMBS........................................................................              49         2         1       1          49
CLOs........................................................................              18        --        --      --          18
State and municipal bonds...................................................             282        18         2      --         298
Hybrid and redeemable preferred securities..................................              87        10         3      --          94
                                                                                   ----------    ------   ------    -----    -------
      Total fixed maturity AFS securities...................................         $ 6,880     $ 514     $ 120     $15     $ 7,259
                                                                                   ==========    ======   ======    =====    =======

                                                                                                 AS OF DECEMBER 31, 2012
                                                                                   -------------------------------------------------
                                                                                    AMORTIZED        GROSS UNREALIZED          FAIR
                                                                                                 ------------------------
                                                                                      COST        GAINS   LOSSES     OTTI      VALUE
                                                                                   ----------    ------   ------    -----    -------
FIXED MATURITY SECURITIES:
Corporate bonds.............................................................         $ 5,541     $ 799     $  49     $11     $ 6,280
U.S. government bonds.......................................................              29         7        --      --          36
Foreign government bonds....................................................              44         8        --      --          52
RMBS........................................................................             619        59        --       8         670
CMBS........................................................................              76         5         2       1          78
CLOs........................................................................              15        --        --      --          15
State and municipal bonds...................................................             285        56        --      --         341
Hybrid and redeemable preferred securities..................................              99        13         4      --         108
                                                                                   ----------    ------   ------    -----    -------
      Total fixed maturity securities.......................................           6,708       947        55      20       7,580
Equity securities...........................................................               2         1        --      --           3
                                                                                   ----------    ------   ------    -----    -------
         Total AFS securities...............................................         $ 6,710     $ 948     $  55     $20     $ 7,583
                                                                                   ==========    ======   ======    =====    =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2013, were as follows:

                                                                                     AMORTIZED       FAIR
                                                                                       COST          VALUE
                                                                                     ---------     -------
Due in one year or less.........................................................      $   165      $   169
Due after one year through five years...........................................        1,316        1,452
Due after five years through ten years..........................................        1,832        1,944
Due after ten years.............................................................        3,045        3,143
                                                                                     ---------     -------
   Subtotal.....................................................................        6,358        6,708
                                                                                     ---------     -------
MBS.............................................................................          504          533
CDOs............................................................................           18           18
                                                                                     ---------     -------
      Total fixed maturity AFS securities.......................................      $ 6,880      $ 7,259
                                                                                     =========     =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)


The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        ------------------------     --------------------     ----------------------
                                                                         GROSS                    GROSS                      GROSS
                                                                      UNREALIZED               UNREALIZED                 UNREALIZED
                                                           FAIR       LOSSES AND     FAIR      LOSSES AND       FAIR      LOSSES AND
                                                           VALUE         OTTI        VALUE        OTTI          VALUE        OTTI
                                                        ---------     ----------     -----     ----------     -------     ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $ 1,332        $ 85        $ 192        $ 39        $ 1,524        $ 124
Foreign government bonds..............................          2          --           --          --              2           --
RMBS..................................................         59           1           24           3             83            4
CMBS..................................................          8           1            3           1             11            2
CLOs..................................................         18          --           --          --             18           --
State and municipal bonds.............................         39           1            5           1             44            2
Hybrid and redeemable preferred securities............         10          --           13           3             23            3
                                                        ---------     ----------     -----     ----------     -------     ----------
         Total fixed maturity AFS securities..........    $ 1,468        $ 88        $ 237        $ 47        $ 1,705        $ 135
                                                        =========     ==========     =====     ==========     =======     ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                         380
                                                                                                                          ==========

                                                                                    AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                          ----------------------     --------------------     ----------------------
                                                                         GROSS                    GROSS                      GROSS
                                                                      UNREALIZED               UNREALIZED                 UNREALIZED
                                                           FAIR       LOSSES AND     FAIR      LOSSES AND       FAIR      LOSSES AND
                                                           VALUE         OTTI        VALUE        OTTI          VALUE        OTTI
                                                          -------     ----------     -----     ----------     -------     ----------
FIXED MATURITY SECURITIES:
Corporate bonds.........................................  $   267        $ 14        $ 150        $ 46        $   417        $  60
RMBS....................................................       34           5           15           3             49            8
CMBS....................................................       --           2            8           1              8            3
Hybrid and redeemable preferred securities..............       --          --           32           4             32            4
                                                          -------     ----------     -----     ----------     -------     ----------
         Total fixed maturity AFS securities............  $   301        $ 21        $ 205        $ 54        $   506        $  75
                                                          =======     ==========     =====     ==========     =======     ==========
Total number of AFS securities in an unrealized loss
 position...............................................                                                                       167
                                                                                                                          ==========

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                                                  AS OF DECEMBER 31, 2013
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE      LOSSES      OTTI     SECURITIES(1)
                                                                                       -----     -------     -----     -------------
Less than six months..........................................................         $  1       $  --       $ --            1
Twelve months or greater......................................................           71          22          9           30
                                                                                       -----     -------     -----     -------------
   Total......................................................................         $ 72       $  22       $  9           31
                                                                                       =====     =======     =====     =============

                                                                                                  AS OF DECEMBER 31, 2012
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE      LOSSES      OTTI     SECURITIES(1)
                                                                                       -----     -------     -----     -------------
Less than six months..........................................................         $  5       $   1       $ --            3
Nine months or greater, but less than twelve months...........................            1          --         --            2
Twelve months or greater......................................................           73          43         13           42
                                                                                       -----     -------     -----     -------------
   Total......................................................................         $ 79       $  44       $ 13           47
                                                                                       =====     =======     =====     =============

--------------
(1) We may reflect a security in more than one aging category based on various purchase dates.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)


We regularly review our investment holdings for OTTI. Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $60 million for the year ended December 31, 2013. As discussed further below, we believe the unrealized loss position as of December 31, 2013, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2013, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2013, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2013, the unrealized losses associated with our MBS and CLOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2013, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.



Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                             -----------------------
                                              2013    2012     2011
                                             ------   ------  ------
Balance as of beginning-of-year...........   $  53    $  61    $ 47
   Increases attributable to:
      Credit losses on securities for
        which an OTTI was not
        previously recognized.............       5        9      10
      Credit losses on securities for
        which an OTTI was
        previously recognized.............       4        5      11
   Decreases attributable to:
      Securities sold.....................     (15)     (22)     (7)
                                             ------   ------  ------
        Balance as of end-of-year.........   $  47    $  53    $ 61
                                             ======   ======  ======

During 2013, 2012 and 2011, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

  - Failure of the issuer of the security to make scheduled payments;
  - Deterioration of creditworthiness of the issuer;
  - Deterioration of conditions specifically related to the security;
  - Deterioration of fundamentals of the industry in which the issuer operates; and
  - Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for approximately 71% and 60% of mortgage loans on real estate as of December 31, 2013 and 2012, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                                 AS OF DECEMBER 31,
                                                 ------------------
                                                  2013        2012
                                                 -----       ------
Current......................................    $ 521       $  423
Unamortized premium (discount)...............       --           --
                                                 -----       ------
   Total carrying value......................    $ 521       $  423
                                                 =====       ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)



There were no impaired mortgage loans on real estate as of December 31, 2013 and 2012.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                                            AS OF DECEMBER 31, 2013                    AS OF DECEMBER 31, 2012
                                                     -------------------------------------     -------------------------------------
                                                                                    DEBT-                                     DEBT-
                                                                                   SERVICE                                   SERVICE
                                                     PRINCIPAL        % OF        COVERAGE      PRINCIPAL       % OF        COVERAGE
                                                      AMOUNT          TOTAL         RATIO        AMOUNT         TOTAL         RATIO
                                                     ---------     ---------     ---------     ----------     --------     ---------
Less than 65%.....................................     $ 498         95.6%          2.15         $ 400          94.6%         1.86
65% to 74%........................................        13          2.5%          1.59            12           2.8%         1.50
75% to 100%.......................................        10          1.9%          0.61            11           2.6%         0.59
                                                     ---------     ---------                   ----------     --------
   Total mortgage loans on real estate............     $ 521        100.0%                       $ 423        100.0%
                                                     =========     =========                   ==========     ========



NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     ------------------------------
                                     2013        2012        2011
                                     ------      ------     -------
Fixed maturity AFS
   securities...................     $ 377       $ 381      $  382
Mortgage loans on
   real estate..................        22          18          14
Policy loans....................        21          24          23
Commercial mortgage
   loan prepayment and
   bond make-whole
   premiums.....................         6           5           5
                                     ------      ------     -------
   Investment income............       426         428         424
Investment expense..............        (7)         (7)         (7)
                                     ------      ------     -------
   Net investment income........     $ 419       $ 421      $  417
                                     ======      ======     =======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     ------------------------------
                                     2013        2012        2011
                                     -----      -------      ------
Fixed maturity AFS securities:
   Gross gains..................     $  1       $    1       $   2
   Gross losses.................      (10)         (17)        (31)
Associated amortization of
   DAC, VOBA, DSI and DFEL
   and changes in other
   contract holder funds........       (2)          --           3
                                     -----      -------      ------
   Total realized gain (loss)
      related to certain
      investments...............     $(11)       $ (16)      $ (26)
                                     =====      =======      ======



Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012        2011
                                      -----      ------      ------
OTTI RECOGNIZED IN
   NET INCOME (LOSS)
Fixed maturity securities:
Corporate bonds...................    $ (3)      $  (6)      $  (2)
RMBS..............................      (4)         (3)        (14)
CMBS..............................      (2)         (5)         (8)
                                      -----      ------      ------
   Gross OTTI recognized in
      net income (loss)...........      (9)        (14)        (24)
   Associated amortization
      of DAC, VOBA, DSI,
      and DFEL....................       1           2           5
                                      -----      ------      ------
      Net OTTI recognized in
        net income (loss),
        pre-tax...................    $ (8)      $ (12)      $ (19)
                                      =====      ======      ======
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI......    $  2       $  11       $   8
Change in DAC, VOBA,
   DSI and DFEL...................      --          (1)         (1)
                                      -----      ------      ------
   Net portion of OTTI
      recognized in OCI,
      pre-tax.....................    $  2       $  10       $   7
                                      =====      ======      ======

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CLOS
As of December 31, 2013 and 2012, we reviewed our corporate bond and CLO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)



DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2013 and 2012, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions. With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

INVESTMENT COMMITMENTS

As of December 31, 2013, our investment commitments were $29 million, which included $20 million of private placement securities and $9 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2013 and 2012, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $284 million and $392 million, respectively, or 4% and 5% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $136 million and $184 million, respectively, or 2% of our invested assets portfolio. These investments are included in corporate bonds in the tables above.

As of December 31, 2013 our most significant investments in one industry were our investment securities in the electric industry with a fair value of $808 million, or 10% of our invested assets portfolio and our investments in the food and beverage industry with a fair value of $428 million, or 5% of our invested assets portfolio. As of December 31, 2012 our most significant investments in one industry were our investment securities in the electric industry with a fair value of $843 million, or 10% of our invested assets portfolio and our investment securities in the CMO industry with a fair value of $500 million, or 6%, of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $14 million as of December 31, 2013 and 2012, respectively.





--------------------------------------------------------------------------------
4. DERIVATIVE INSTRUMENTS


EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES
We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of the changes in embedded derivative guaranteed living benefits ("GLB") reserves caused by those same factors. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosure Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
4. DERIVATIVE INSTRUMENTS (CONTINUED)


Embedded derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                            AS OF DECEMBER 31, 2013                   AS OF DECEMBER 31, 2012
                                                     ------------------------------------       ------------------------------------
                                                     NOTIONAL            FAIR VALUE             NOTIONAL            FAIR VALUE
                                                                    ---------------------                      ---------------------
                                                      AMOUNTS        ASSET      LIABILITY        AMOUNTS        ASSET      LIABILITY
                                                     --------       ------      ---------       --------       ------      ---------
Reinsurance related(1)..........................       $ --          $  8         $ --            $ --          $ 9          $ --
GLB reserves(2).................................         --            36           --              --           --            --
GLB reserves(2).................................         --            --           36              --           --            51
                                                     --------       ------      ---------       --------       ------      ---------
   Total embedded derivative instruments........       $ --          $ 44         $ 36            $ --          $ 9          $ 51
                                                     ========       ======      =========       ========       ======      =========

-------------
(1)  Reported in reinsurance related embedded derivatives on our Balance
     Sheets.
(2)  Reported in other assets on our Balance Sheets.
(3)  Reported in other liabilities on our Balance Sheets.


The gains (losses) on embedded derivative instruments (in millions), recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                          -------------------------
                                          2013      2012     2011
                                          -----    -----     ------
Reinsurance related(1).................   $  1      $ --     $  --
Other assets - GLB reserves(1).........    (88)       --        --
Other liabilities - GLB reserves(1)....     88        50       (77)

-------------
(1)  Reported in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).






BALANCE SHEET OFFSETTING

Information related to our embedded derivative instruments and the effects of offsetting on our Balance Sheets (in millions) were as follows as of December 31, 2013:

FINANCIAL ASSETS
Gross amount of recognized assets.......................     $ 44
Gross amounts offset....................................       --
                                                            -----
   Net amount of assets.................................       44
Gross amounts not offset:
   Financial instruments................................       --
    Cash collateral received............................       --
                                                            -----
      Net amount........................................     $ 44
                                                            =====
FINANCIAL LIABILITIES
Gross amount of recognized liabilities..................     $ 36
Gross amounts offset....................................       --
                                                            -----
   Net amount of liabilities............................       36
Gross amounts not offset:
    Cash collateral received............................       --
   Cash collateral pledged..............................       --
                                                            -----
      Net amount........................................     $ 36
                                                            =====




--------------------------------------------------------------------------------
5. FEDERAL INCOME TAXES
The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                       ---------------------------
                                       2013       2012       2011
                                       -----      -----      -----
Current............................    $ 38       $ 11       $ 19
Deferred...........................      (1)        48         10
                                       -----      -----      -----
   Federal income tax expense
      (benefit)....................    $ 37       $ 59       $ 29
                                       =====      =====      =====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
5. FEDERAL INCOME TAXES (CONTINUED)



A reconciliation of the effective tax rate differences (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         -----------------------------
                                         2013        2012       2011
                                         -------    -------     ------
Tax rate times pre-tax income........    $ 45       $  54       $  (2)
Effect of:
   Separate account dividend
      received deduction.............      (6)         (5)         (5)
   Tax credits.......................      (1)         (1)         (1)
   Goodwill..........................      --          --          36
   Change in uncertain tax
      positions......................      --          (4)          1
   Other items.......................      (1)         15          --
                                         -------    -------     ------
      Federal income tax expense
         (benefit)...................    $ 37       $  59       $  29
                                         =======    =======     ======
Effective tax rate...................      29%         38%         NM
                                         =======    =======     ======

The effective tax rate is the ratio of tax expense over pre-tax income (loss). Since the pre-tax income of $(6) million resulted in tax expense of $29 million in 2011, the effective tax rate was not meaningful. The benefit for tax credits is attributable to foreign tax credits.

The federal income tax asset (liability) (in millions) was as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  -------    --------
Current......................................     $  (48)    $   (30)
Deferred.....................................       (314)       (423)
                                                  -------    --------
   Total federal income tax asset
      (liability)............................     $ (362)    $  (453)
                                                  =======    ========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  -------    --------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds.....................     $   27     $    36
Investments..................................         --           4
Guarantee assessments........................         --           6
Other........................................          2           1
                                                  -------    --------
Total deferred tax assets....................         29          47
                                                  -------    --------
DEFERRED TAX LIABILITIES
DAC..........................................        123          95
VOBA.........................................         67          51
Net unrealized gain on AFS securities........        134         307
Investments..................................          2          --
Other........................................         17          17
                                                  -------    --------
   Total deferred tax liabilities............        343         470
                                                  -------    --------
      Net deferred tax asset (liability).....     $ (314)    $  (423)
                                                  =======    ========



Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2013 and 2012, $1 million of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                      FOR THE
                                                    YEARS ENDED
                                                   DECEMBER 31,
                                                ------------------
                                                 2013        2012
                                                -----       ------
Balance as of beginning-of-year...............   $ 8        $  22
   Decreases for prior year tax positions.....    --          (12)
   Decreases for lapse of statute of
      limitations.............................    --           (2)
                                                -----       ------
      Balance as of end-of-year...............   $ 8        $   8
                                                =====       ======

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2013, 2012 and 2011, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero, $(3) million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million as of December 31, 2013 and 2012.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. We are currently under examination by the Internal Revenue Service ("IRS") for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. We have protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
6. DAC, VOBA, DSI AND DFEL


Changes in DAC (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                        --------------------------
                                        2013      2012       2011
                                        ------    ------    ------
Balance as of beginning-of-year.....    $ 304     $ 321     $ 339
   Deferrals........................       80        68        68
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................      (45)      (42)      (37)
      Unlocking.....................        4        (7)       (1)
   Adjustment related to realized
      (gains) losses................       (3)       (3)        2
   Adjustment related to
      unrealized (gains) losses.....       53       (33)      (50)
                                        ------    ------    ------
        Balance as of end-of-year...    $ 393     $ 304     $ 321
                                        ======    ======    ======

Changes in VOBA (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       ---------------------------
                                        2013      2012       2011
                                       -------    ------    ------
Balance as of beginning-of-year.....    $ 148     $ 200     $ 319
   Deferrals........................        1        --         1
   Amortization:
      Amortization, excluding
        unlocking...................      (31)      (41)      (51)
      Unlocking.....................      (36)       (6)      (22)
   Accretion of interest(1).........       15        17        20
   Adjustment related to
      unrealized (gains) losses.....       96       (22)      (67)
                                       -------    ------    ------
        Balance as of end-of-year...    $ 193     $ 148     $ 200
                                       =======    ======    ======

-------------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.




Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2013, was as follows:

2014.........................................  $21
2015.........................................   19
2016.........................................   18
2017.........................................   17
2018.........................................   16

Changes in DSI (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       --------------------------
                                       2013       2012      2011
                                       -----     ------     -----
Balance as of beginning-of-year.....    $ 9       $ 12      $ 13
   Deferrals........................      1          1         1
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................     (1)        (2)       (2)
   Adjustment related to
      unrealized (gains) losses.....      2         (2)       --
                                       -----     ------     -----
        Balance as of end-of-year...    $11       $  9      $ 12
                                       =====     ======     =====

Changes in DFEL (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       ---------------------------
                                        2013      2012       2011
                                       ------     -----     ------
Balance as of beginning-of-year.....   $  74      $ 82      $ 101
   Deferrals........................      26        29         40
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................     (12)      (15)       (11)
      Unlocking.....................      (2)       (6)        (6)
   Adjustment related to
      unrealized (gains) losses.....      40       (16)       (42)
                                       ------     -----     ------
        Balance as of end-of-year...   $ 126      $ 74      $  82
                                       ======     =====     ======


--------------------------------------------------------------------------------
7. REINSURANCE


The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ----------------------------
                                       2013       2012      2011
                                      -------    -------   -------
Direct insurance premiums
   and fee income..................   $  605     $  578    $  552
Reinsurance ceded..................     (181)      (164)     (159)
                                      -------    -------   -------
   Total insurance premiums
      and fee income...............   $  424     $  414    $  393
                                      =======    =======   =======
Direct insurance benefits..........   $  541     $  472    $  458
Reinsurance recoveries netted
   against benefits................     (249)      (207)     (184)
                                      -------    -------   -------
   Total benefits..................   $  292     $  265    $  274
                                      =======    =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.

Under our reinsurance program, we reinsure 20% to 25% of the mortality risk on newly issued non-term life insurance contracts and 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2013, the reserves associated with these reinsurance arrangements totaled $4 million.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
7. REINSURANCE (CONTINUED)


Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $442 million and $536 million as of December 31, 2013 and 2012. We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.



--------------------------------------------------------------------------------
8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS


The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2013
                                                                             -------------------------------------------------------
                                                                              ACQUISITION   CUMULATIVE
                                                                                BALANCE     IMPAIRMENT
                                                                                 AS OF         AS OF                        BALANCE
                                                                              BEGINNING-    BEGINNING-                    AS OF END-
                                                                                OF-YEAR       OF-YEAR      IMPAIRMENT       OF-YEAR
                                                                             ------------   -----------    -----------    ----------
Annuities.................................................................      $  26         $   --           $--           $ 26
Life Insurance............................................................        136           (102)           --             34
                                                                             ------------   -----------    -----------    ----------
      Total goodwill......................................................      $ 162         $ (102)          $--           $ 60
                                                                             ============   ===========    ===========    ==========

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                             -------------------------------------------------------
                                                                              ACQUISITION   CUMULATIVE
                                                                                BALANCE     IMPAIRMENT
                                                                                 AS OF         AS OF                        BALANCE
                                                                              BEGINNING-    BEGINNING-                    AS OF END-
                                                                                OF-YEAR        OF-YEAR      IMPAIRMENT      OF-YEAR
                                                                             ------------   -----------    -----------    ----------
Annuities.................................................................      $  26         $   --           $--           $ 26
Life Insurance............................................................        136           (102)           --             34
                                                                             ------------   -----------    -----------    ----------
      Total goodwill......................................................      $ 162         $ (102)          $--           $ 60
                                                                             ============   ===========    ===========    ==========


We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2013 and 2012, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                    GROSS                      GROSS
                                                                                  CARRYING    ACCUMULATED    CARRYING    ACCUMULATED
                                                                                   AMOUNT    AMORTIZATION     AMOUNT    AMORTIZATION
                                                                                  --------   -------------  ---------  -------------

Life Insurance:
   Sales force.................................................................      $7           $2            $7           $2

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2013.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
9. GUARANTEED BENEFIT FEATURES


Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------   ---------
RETURN OF NET DEPOSITS
Total account value.........................    $  3,102    $  2,427
Net amount at risk(1).......................           3          14
Average attained age of contract
   holders..................................    57 YEARS    56 years
MINIMUM RETURN
Average attained age of contract
   holders..................................    81 YEARS    80 years
Guaranteed minimum return...................          5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value.........................    $  1,174    $    990
Net amount at risk(1).......................           8          78
Average attained age of contract
   holders..................................    67 YEARS    66 years

------------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2013, to December 31, 2012, was attributable primarily to the increase in the equity markets during 2013.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              ---------------------
                                               2013    2012   2011
                                              -----   -----   -----
Balance as of beginning-of-year............    $  2    $ 2    $  1
   Changes in reserves.....................      --      1       3
   Benefits paid...........................      --     (1)     (2)
                                              -----   -----   -----
        Balance as of end-of-year..........    $  2    $ 2    $  2
                                              =====   =====   =====

VARIABLE ANNUITY CONTRACTS
Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                               AS OF DECEMBER 31,
                                               ----------------------
                                                 2013        2012
                                               ----------  ----------
ASSET TYPE
Domestic equity............................    $ 1,452     $ 1,113
International equity.......................        634         500
Bonds......................................        899         728
Money market...............................        409         264
                                               ----------  ----------
   Total...................................    $ 3,394     $ 2,605
                                               ==========  ==========
Percent of total variable annuity
   separate account values.................         91%         90%

SECONDARY GUARANTEE PRODUCTS
Future contract benefits also includes reserves for our secondary guarantee products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 23% of total life insurance in-force reserves as of December 31, 2013, and 40% of total sales for the year ended December 31, 2013.



--------------------------------------------------------------------------------
10. CONTINGENCIES AND COMMITMENTS



CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the U.S. Securities and Exchange Commission ("SEC"), Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
10. CONTINGENCIES AND COMMITMENTS (CONTINUED)


Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2013, LNC, LLANY's ultimate parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $220 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

During 2013, we entered into a Global Resolution Agreement with multiple states' treasury and controller offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. Under the terms of the Global Resolution Agreement, a third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Death Master File ("SSDMF") to identify deceased insureds and contract holders where a valid claim has not been made. In addition, we entered into a Regulatory Settlement Agreement with the insurance regulators of seven states to settle regulatory inquiries and examinations with respect to our processes for identifying and paying claims and benefits in the future. The Regulatory Settlement Agreement becomes effective when a minimum of 20 states have agreed to participate in the resolution. As part of the settlement, we have agreed to reimburse the participating states for a portion of the costs of such examinations. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSDMF to identify unclaimed death benefits, and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
(1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

COMMITMENTS

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2013, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2013, approximately 97% of the premiums, on the basis of statutory accounting principles ("SAP"), were generated in New York.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments of $1 million and $17 million as of December 31, 2013 and 2012, respectively.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
11. SHARES AND STOCKHOLDER'S EQUITY


All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                      ------------------------------
                                                                                                       2013       2012       2011
                                                                                                      -------    -------    --------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year...................................................................    $  341     $  258     $    72
   Unrealized holding gains (losses) arising during the year......................................      (508)       226         366
   Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds.............       186       (139)        (94)
   Income tax benefit (expense)...................................................................       113        (14)       (103)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)................        (9)       (16)        (29)
      Associated amortization of DAC, VOBA, DSI and DFEL..........................................        (2)        --           3
      Income tax benefit (expense)................................................................         4          6           9
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $  139     $  341     $   258
                                                                                                      =======    =======    ========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year...................................................................    $  (10)    $   (9)    $   (11)
(Increases) attributable to:
   Gross OTTI recognized in OCI during the year...................................................        (2)       (11)         (8)
   Change in DAC, VOBA, DSI and DFEL..............................................................        --          1           1
   Income tax benefit (expense)...................................................................         1          3           3
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities.......................................         7         13          12
   Change in DAC, VOBA, DSI and DFEL..............................................................        (1)        (3)         (3)
   Income tax benefit (expense)...................................................................        (2)        (4)         (3)
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $   (7)    $  (10)    $    (9)
                                                                                                      =======    =======    ========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year...................................................................    $    1     $    1     $     1
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $    1     $    1     $     1
                                                                                                      =======    =======    ========

The following summarizes the reclassifications out of AOCI (in millions) for the year ended December 31, 2013, and the associated line item in the Statements of Comprehensive Income (Loss):

UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Gross reclassification.....................................     $ (9)     Total realized gain (loss)
Associated amortization of DAC, VOBA, DSI and DFEL.........       (2)     Total realized gain (loss)
   Reclassification before income tax benefit (expense)....      (11)     Income (loss) from continuing operations before taxes
   Income tax benefit (expense)............................        4      Federal income tax expense (benefit)
                                                                -----
      Reclassification, net of income tax..................     $ (7)     Net income (loss)
                                                                =====
UNREALIZED OTTI ON AFS SECURITIES
Gross reclassification.....................................     $  7      Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL..........................       (1)     Total realized gain (loss)
   Reclassification before income tax benefit (expense)....        6      Income (loss) from continuing operations before taxes
   Income tax benefit (expense)............................       (2)     Federal income tax expense (benefit)
                                                                -----
      Reclassification, net of income tax..................     $  4      Net income (loss)
                                                                =====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
12. REALIZED GAIN (LOSS)


Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                              -----------------------
                                              2013     2012     2011
                                              ------   ------  ------
Total realized gain (loss) related to
   certain investments(1)..................   $ (11)   $ (16)  $ (26)
Variable annuity net derivatives
   results:(2)
   Gross gain (loss).......................      (3)      (1)     --
   Associated amortization of DAC,
      VOBA, DSI and DFEL...................      (1)      (2)     (1)
                                              ------   ------  ------
         Total realized gain (loss)........   $ (15)   $ (19)  $ (27)
                                              ======   ======  ======

-------------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.
(2) Includes the net difference in the change in embedded derivative reserves of our GLB products.



--------------------------------------------------------------------------------
13. COMMISSIONS AND OTHER EXPENSES


Details underlying commissions and other expenses (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ---------------------------
                                       2013       2012       2011
                                      -----      -----      -----
Commissions.....................      $  97      $  82      $  80
General and administrative
   expenses.....................         78         79         68
DAC and VOBA deferrals
   and interest, net of
   amortization.................         12         11         22
Taxes, licenses and fees........         17         19         36
                                      -----      -----      -----
      Total.....................      $ 204      $ 191      $ 206
                                      =====      =====      =====






--------------------------------------------------------------------------------
14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS


LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plan was frozen. Interest credits continue until the participant's benefit is paid.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.



--------------------------------------------------------------------------------
15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS


DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents, including those of LLANY. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under
Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2013, 2012 and 2011, expenses for these plans were $3 million, $3 million and $2 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was $3 million and $2 million as of December 31, 2013 and 2012, respectively, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2013, 2012 and 2011.

DEFERRED COMPENSATION PLANS FOR AGENTS
LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The amounts of LNL's contributions are calculated and made in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2013, 2012 and 2011.



--------------------------------------------------------------------------------
16. STOCK-BASED INCENTIVE COMPENSATION PLANS


Our employees and agents are included in LNC's two stock-based incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights, restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2013, 2012, and 2011.



--------------------------------------------------------------------------------
17. STATUTORY INFORMATION AND RESTRICTIONS


We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
17. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)


We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----       ------
U.S. capital and surplus......................     $713         $648

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                             ----------------------
                                              2013   2012    2011
                                             ------  -----  -------
U.S. net gain (loss) from operations,
   after-tax...............................  $ 166   $ 82   $  (99)
U.S. net income (loss).....................    161     74     (121)
U.S. dividends to LNL......................     --     --       73

The increase in statutory net income (loss) when comparing 2013 to 2012 was due primarily to an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and higher forward interest rates.

The increase in statutory net income (loss) when comparing 2012 to 2011 was due primarily to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----        -----
Calculation of reserves using
   continuous CARVM...........................     $(2)         $(2)
Conservative valuation rate on certain
   annuities..................................      (1)          (1)



During the third quarter of 2013, the New York Department of Financial Services ("NYDFS") announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, effective December 31, 2013, impacts the Company, notwithstanding that the Company discontinued the sale of these products in early 2013. We expect to phase in the increase in reserves over five years beginning with 2013. As such, we increased reserves by $90 million as of December 31, 2013. The additional increase in reserves over the next four years is subject to on-going discussions with the NYDFS. However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted Risk-Based Capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2013, the Company's RBC ratio was approximately four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $71 million in 2014 without New York Department of Insurance approval.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
18. FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                                  AS OF DECEMBER 31,
                                                                                  --------------------------------------------------
                                                                                           2013                       2012
                                                                                  -----------------------    -----------------------
                                                                                   CARRYING       FAIR       CARRYING       FAIR
                                                                                     VALUE        VALUE        VALUE        VALUE
                                                                                  ----------    ---------    ---------    ----------
ASSETS
Investments:
AFS securities:
   Fixed maturity securities...................................................    $  7,259     $  7,259     $  7,580     $   7,580
   Equity securities...........................................................          --           --            3             3
Mortgage loans on real estate..................................................         521          511          423           448
Cash and invested cash.........................................................          10           10           54            54
Reinsurance related embedded derivatives.......................................           8            8            9             9
Other assets - GLB reserves embedded derivatives(1)............................          36           36           --            --
Separate account assets........................................................       4,099        4,099        3,195         3,195
LIABILITIES
Other contract holder funds:
   Remaining guaranteed interest and similar contracts.........................         (54)         (54)         (65)          (65)
   Account values of certain investment contracts..............................      (1,385)      (1,440)      (1,374)       (1,570)
Short-term debt................................................................         (11)         (11)          --            --
Other liabilities - GLB reserves embedded derivatives(1).......................         (36)         (36)         (51)          (51)
BENEFIT PLANS' ASSETS(3).......................................................                       --                         --

-------------
(1)  GLB reserves embedded derivatives are fully ceded to LNL.


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.



OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2013 and 2012, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

SHORT-TERM DEBT
The carrying value of short-term debt approximates fair value. The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or 2012, and we noted no changes in our valuation methodologies between these periods.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                                             AS OF DECEMBER 31, 2013
                                                                            --------------------------------------------------------
                                                                              QUOTED
                                                                              PRICES
                                                                             IN ACTIVE
                                                                            MARKETS FOR    SIGNIFICANT     SIGNIFICANT
                                                                             IDENTICAL     OBSERVABLE     UNOBSERVABLE       TOTAL
                                                                              ASSETS         INPUTS          INPUTS          FAIR
                                                                             (LEVEL 1)      (LEVEL 2)       (LEVEL 3)        VALUE
                                                                            -----------    -----------   --------------    ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds...................................................       $   5        $   6,161         $  73        $  6,239
      U.S. government bonds.............................................          31                1            --              32
      Foreign government bonds..........................................          --               43             2              45
      RMBS..............................................................          --              484            --             484
      CMBS..............................................................          --               47             2              49
      CLOs..............................................................          --                7            11              18
      State and municipal bonds.........................................          --              298            --             298
      Hybrid and redeemable preferred securities........................          --               93             1              94
Cash and invested cash..................................................          --               10            --              10
Separate account assets.................................................          78            4,021            --           4,099
Reinsurance related embedded derivatives................................          --                8            --               8
Other assets - GLB reserves embedded derivatives........................          --               --            36              36
                                                                            -----------    -----------   --------------    ---------
        Total assets....................................................       $ 114        $  11,173         $ 125        $ 11,412
                                                                            ===========    ===========   ==============    =========
LIABILITIES
Other liabilities - GLB reserves embedded derivatives...................       $  --        $      --         $ (36)       $    (36)
                                                                            -----------    -----------   --------------    ---------
      Total liabilities.................................................       $  --        $      --         $ (36)       $    (36)
                                                                            ===========    ===========   ==============    =========

                                                                                             AS OF DECEMBER 31, 2012
                                                                            --------------------------------------------------------
                                                                              QUOTED
                                                                              PRICES
                                                                             IN ACTIVE
                                                                            MARKETS FOR    SIGNIFICANT     SIGNIFICANT
                                                                             IDENTICAL     OBSERVABLE     UNOBSERVABLE       TOTAL
                                                                              ASSETS         INPUTS          INPUTS          FAIR
                                                                             (LEVEL 1)      (LEVEL 2)       (LEVEL 3)        VALUE
                                                                            -----------    -----------   --------------    ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds...................................................       $   5        $   6,192         $  83        $  6,280
      U.S. government bonds.............................................          34                2            --              36
      Foreign government bonds..........................................          --               52            --              52
      RMBS..............................................................          --              670            --             670
      CMBS..............................................................          --               75             3              78
      CLOs..............................................................          --                9             6              15
      State and municipal bonds.........................................          --              341            --             341
      Hybrid and redeemable preferred securities........................          --              104             4             108
   Equity AFS securities................................................           3               --            --               3
Cash and invested cash..................................................          --               54            --              54
Reinsurance related embedded derivatives................................          --                9            --               9
Separate account assets.................................................          68            3,127            --           3,195
                                                                            -----------    -----------   --------------    ---------
        Total assets....................................................       $ 110        $  10,635         $  96        $ 10,841
                                                                            ===========    ===========   ==============    =========
LIABILITIES
Other liabilities - GLB reserves embedded derivatives...................       $  --        $      --         $ (51)       $    (51)
                                                                            -----------    -----------   --------------    ---------
      Total liabilities.................................................       $  --        $      --         $ (51)       $    (51)
                                                                            ===========    ===========   ==============    =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.




                                                                               FOR THE YEAR ENDED DECEMBER 31, 2013
                                                              ----------------------------------------------------------------------
                                                                                                   PURCHASES,
                                                                                         GAINS     ISSUANCES,    TRANSFERS
                                                                             ITEMS     (LOSSES)      SALES,        IN OR
                                                                           INCLUDED       IN       MATURITIES,      OUT
                                                               BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                 FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                 VALUE      INCOME       OTHER         NET       NET(1)(2)     VALUE
                                                              ----------   --------    --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
     Corporate bonds......................................      $  83        $   4       $ 3          $ 4          $ (21)     $  73
     Foreign government bonds.............................         --           --        --            2             --          2
     CMBS.................................................          3           --        --           (1)            --          2
     CLOs.................................................          6           --        --            5             --         11
     Hybrid and redeemable preferred securities...........          4           --        (1)          (2)            --          1
Other assets - GLB reserves embedded derivatives(4).......         51          (87)       --           --             72         36
Other liabilities - GLB reserves embedded derivatives(4)..        (51)          87        --           --            (72)       (36)
                                                              ----------   --------    --------   ------------   ---------   -------
        Total, net........................................      $  96        $   4       $ 2          $ 8          $ (21)     $  89
                                                              ==========   ========    ========   ============   =========   =======

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2012
                                                              ----------------------------------------------------------------------
                                                                                                   PURCHASES,
                                                                                         GAINS     ISSUANCES,    TRANSFERS
                                                                             ITEMS     (LOSSES)      SALES,        IN OR
                                                                           INCLUDED       IN       MATURITIES,      OUT
                                                               BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                 FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                 VALUE      INCOME       OTHER         NET        NET(1)       VALUE
                                                              ----------   ---------   --------   ------------   ---------   -------
Investments:((3))
   Fixed maturity AFS securities:
     Corporate bonds........................................    $  140       $  4        $ (2)        $(5)         $ (54)     $  83
     U.S. government bonds..................................         1         --          --          (1)            --         --
     RMBS...................................................         2         --          --          (1)            (1)        --
     CMBS...................................................         4         (1)          1          --             (1)         3
     CLOs...................................................         3         --          --           6             (3)         6
     Hybrid and redeemable preferred securities.............        10         --           1          --             (7)         4
Other liabilities - GLB reserves embedded derivatives((4))..      (101)        50          --          --             --        (51)
                                                              ----------   ---------   --------   ------------   ---------   -------
        Total, net..........................................    $   59       $ 53        $ --         $(1)         $ (66)     $  45
                                                              ==========   =========   ========   ============   =========   =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                                                             -----------------------------------------------------------------------
                                                                                                  PURCHASES,
                                                                                        GAINS     ISSUANCES,    TRANSFERS
                                                                            ITEMS     (LOSSES)      SALES,        IN OR
                                                                          INCLUDED       IN       MATURITIES,      OUT
                                                              BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                VALUE      INCOME       OTHER         NET        NET(1)       VALUE
                                                             ----------   ---------   --------   ------------   ---------   --------
Investments:(3)
   Fixed maturity AFS securities:
     Corporate bonds......................................     $  139       $   3       $  1        $  (7)        $  4      $   140
     U.S. government bonds................................          1          --         --           --           --            1
     Foreign government bonds.............................          1          --         --           --           (1)          --
     RMBS.................................................          2          --         --           --           --            2
     CMBS.................................................         15         (10)        13          (14)          --            4
     CLOs.................................................          3          --         --           --           --            3
     Hybrid and redeemable preferred securities...........          4          --          3           (6)           9           10
Other liabilities - GLB reserves embedded
   derivatives((4)).......................................        (24)        (77)        --           --           --         (101)
                                                             ----------   ---------   --------   ------------   ---------   --------
        Total, net........................................     $  141       $ (84)      $ 17        $ (27)        $ 12      $    59
                                                             ==========   =========   ========   ============   =========   ========

--------------
(1) Transfers in or out of Level 3 for AFS securities are displayed at amortized cost as of the beginning-of-year. For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(2) Transfers in or out of Level 3 for GLB reserves embedded derivatives represent reclassifications between other assets and other liabilities on our Balance Sheets.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                                              FOR THE YEAR ENDED DECEMBER 31, 2013
                                                            ------------------------------------------------------------------------
                                                             ISSUANCES     SALES     MATURITIES      SETTLEMENTS    CALLS      TOTAL
                                                            ----------     -----     ----------     ------------    -----     ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.....................................      $ 19        $ --        $ (13)           $(2)        $ --       $  4
     Foreign government bonds............................         2          --           --             --           --          2
     CMBS................................................        --          --           --             (1)          --         (1)
     CLOs................................................         5          --           --             --           --          5
     Hybrid and redeemable preferred securities..........        --          (2)          --             --           --         (2)
                                                            ----------     -----     ----------     ------------    -----     ------
        Total, net.......................................      $ 26        $ (2)       $ (13)           $(3)        $ --       $  8
                                                            ==========     =====     ==========     ============    =====     ======

                                                                              FOR THE YEAR ENDED DECEMBER 31, 2012
                                                            ------------------------------------------------------------------------
                                                             ISSUANCES     SALES     MATURITIES      SETTLEMENTS    CALLS      TOTAL
                                                            ----------     -----     ----------     ------------    -----     ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.....................................      $ --        $ --         $ --            $(3)        $ (2)      $ (5)
     U.S. government bonds...............................        --          --           --             (1)          --         (1)
     RMBS................................................        --          --           (1)            --           --         (1)
     CLOs................................................         6          --           --             --           --          6
                                                            ----------     -----     ----------     ------------    -----     ------
        Total, net.......................................      $  6        $ --         $ (1)           $(4)        $ (2)      $ (1)
                                                            ==========     =====     ==========     ============    =====     ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                                                             -----------------------------------------------------------------------
                                                              ISSUANCES     SALES    MATURITIES      SETTLEMENTS     CALLS     TOTAL
                                                             ----------    ------    -----------    ------------     -----    ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds......................................      $ 14       $  (6)        $(6)          $   (8)       $ (1)    $  (7)
     CMBS.................................................        --         (12)         --               (2)         --       (14)
     Hybrid and redeemable preferred securities...........        --          (6)         --               --          --        (6)
                                                             ----------    ------    -----------    ------------     -----    ------
        Total, net........................................      $ 14       $ (24)        $(6)          $  (10)       $ (1)    $ (27)
                                                             ==========    ======    ===========    ============     =====    ======



The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                            2013     2012    2011
                                           -------   -----   ------
Other assets - GLB reserves
   embedded derivatives(1)..............   $ (100)   $ --    $  --
Other liabilities - GLB reserves
   embedded derivatives(1)..............      100      58      (69)

--------------
(1)  Included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2013
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $ 8         $ (29)     $ (21)
      Hybrid and redeemable
         preferred securities........       1            (1)        --
                                       ----------   ----------   ------
         Total, net..................     $ 9         $ (30)     $ (21)
                                       ==========   ==========   ======

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2012
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $  2        $ (56)     $ (54)
      RMBS...........................       --           (1)        (1)
      CMBS...........................       --           (1)        (1)
      CLOs...........................       --           (3)        (3)
      Hybrid and redeemable
         preferred securities........        3          (10)        (7)
                                       ----------   ----------   ------
         Total, net..................     $  5        $ (71)     $ (66)
                                       ==========   ==========   ======


                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2011
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $ 24        $ (20)      $  4
      Foreign government
         bonds.......................       --           (1)        (1)
      Hybrid and redeemable
         preferred securities........        9           --          9
                                       ----------   ----------   ------
         Total, net..................     $ 33        $ (21)      $ 12
                                       ==========   ==========   ======

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2013, 2012 and 2011, our corporate bonds and hybrid and redeemable preferred securities transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. For the years ended December 31, 2013, 2012 and 2011, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2013:

                                        FAIR            VALUATION                        SIGNIFICANT                 ASSUMPTION OR
                                        VALUE           TECHNIQUE                    UNOBSERVABLE INPUTS             INPUT RANGES
                                       -------  -------------------------  --------------------------------------  ----------------
ASSETS
Investments:
   Fixed maturity AFS securities:
         Corporate bonds.............  $   66   Discounted cash flow       Liquidity/duration adjustment(1)        1.6% - 8.8%
         Foreign government bonds....       2   Discounted cash flow       Liquidity/duration adjustment(1)        3.4%
Other assets - GLB reserves
   embedded derivatives..............      36   Discounted cash flow       Long-term lapse rate(2)                 1% - 27%
                                                                           Utilization of guaranteed
                                                                              withdrawals(3)                       90% - 100%
                                                                           Claims utilization factor(4)            60% - 100%
                                                                           Premiums utilization factor(4)          77% - 132%
                                                                           NPR(5)                                  0% - 0.53%
                                                                           Mortality rate(6)                              (8)
                                                                           Volatility(7)                           1% - 28%
LIABILITIES
Other liabilities - GLB reserves
   embedded derivatives..............     (36)  Discounted cash flow       Long-term lapse rate(2)                 1% - 27%
                                                                           Utilization of guaranteed
                                                                              withdrawals(3)                       90% - 100%
                                                                           Claims utilization factor(4)            60% - 100%
                                                                           Premiums utilization factor(4)          77% - 132%
                                                                           NPR(5)                                  0% - 0.53%
                                                                           Mortality rate(6)                              (8)
                                                                           Volatility(7)                           1% - 28%

---------------
(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contractor holders that utilize the guaranteed withdrawal feature.
(4) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.
(5) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(8) The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.


From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the broker quotes received may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

  - INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
  - GLB RESERVES EMBEDDED DERIVATIVES - Assuming our GLB reserves embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.



As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.



--------------------------------------------------------------------------------
19. SEGMENT INFORMATION


We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of employee-paid and employer- plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

  - Realized gains and losses associated with the following ("excluded realized gain (loss)"):
    - Sales or disposals of securities;
    - Impairments of securities;
    - Changes in the fair value of embedded derivatives within certain reinsurance arrangements; and


    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them;
  - Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
  - Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
  - Gains (losses) on early extinguishment of debt;
  - Losses from the impairment of intangible assets;
  - Income (loss) from discontinued operations; and
  - Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

  - Excluded realized gain (loss);
  - Revenue adjustments from the initial adoption of new accounting standards;
  - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
  - Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013      2012      2011
                                         -------   -------   ------
REVENUES
Operating revenues:
   Annuities........................     $  127    $  119    $ 115
   Retirement Plan Services.........         60        57       56
   Life Insurance...................        561       577      555
   Group Protection.................         95        82       73
   Other Operations.................          6         4       16
Excluded realized
   gain (loss), pre-tax.............        (21)      (23)     (32)
                                         -------   -------   ------
   Total revenues...................     $  828    $  816    $ 783
                                         =======   =======   ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
19. SEGMENT INFORMATION (CONTINUED)



                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013     2012      2011
                                         ------    ------   -------
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities........................     $  34     $  24    $   22
   Retirement Plan Services.........         4         3         4
   Life Insurance...................        61        94        62
   Group Protection.................        (1)       (4)        1
   Other Operations.................         7        (8)       (1)
Excluded realized
   gain (loss), after-tax...........       (14)      (15)      (21)
Impairment of intangibles,
   after-tax........................        --        --      (102)
                                         ------    ------   -------
   Net income (loss)................     $  91     $  94    $  (35)
                                         ======    ======   =======

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         -------------------------
                                          2013      2012      2011
                                         ------    ------    -----
NET INVESTMENT INCOME
Annuities...........................     $   59    $   63    $  66
Retirement Plan Services............         55        52       51
Life Insurance......................        291       294      278
Group Protection....................          8         8        6
Other Operations....................          6         4       16
                                         ------    ------    -----
   Total net investment income......     $  419    $  421    $ 417
                                         ======    ======    =====

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         -------------------------
                                          2013      2012      2011
                                         -----      ----      ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Annuities...........................      $ 13      $ 13      $ 14
Retirement Plan Services............        --         1         1
Life Insurance......................        77        63        74
Group Protection....................         3         2         2
                                         -----      ----      ----
   Total amortization of DAC and
      VOBA, net of interest.........      $ 93      $ 79      $ 91
                                         =====      ====      ====



                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013      2012      2011
                                         ------     -----     -----
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Annuities...........................      $ 10      $  7      $  6
Retirement Plan Services............         1         1         2
Life Insurance......................        32        48        32
Group Protection....................        (1)       (1)        1
Other Operations....................         2        11        (1)
Excluded realized gain (loss).......        (7)       (7)      (11)
                                         ------     -----     -----
   Total federal income tax
      expense (benefit).............      $ 37      $ 59      $ 29
                                         ======     =====     =====

                                                AS OF DECEMBER 31,
                                               ---------------------
                                                 2013        2012
                                               ---------   ---------
ASSETS
Annuities...................................   $   4,651   $   4,130
Retirement Plan Services....................       1,674       1,595
Life Insurance..............................       7,010       6,889
Group Protection............................         175         151
Other Operations............................         154         160
                                               ---------   ---------
   Total assets.............................   $  13,664   $  12,925
                                               =========   =========




--------------------------------------------------------------------------------
20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA


The following summarizes our supplemental cash flow data (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                            ----------------------
                                            2013     2012     2011
                                            -----    ----    -----
Income taxes paid (received)............     $18      $8       $17


LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES


Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                                       AS OF DECEMBER 31,
                                                      -------------------
                                                      2013           2012
                                                      -----         -----
Assets with affiliates:
   Service agreement receivable(1)...............     $ (4)          $ 10
   Ceded reinsurance contracts(2)................       (5)            73
   Ceded reinsurance contracts(3)................        8              9
Liabilities with affiliates:
   Ceded reinsurance contracts(4)................        7             --

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                          -------------------------
                                           2013     2012      2011
                                          ------    ------    -----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(5)........    $ (16)    $ (14)    $(17)
   Fees for management of
      general account(6)..............       (6)       (6)      --
   Realized gains (losses) on ceded
      reinsurance contracts:(7)
      GLB reserves embedded
         derivatives..................      (86)       --       --
      Other gains (losses)............       82        --       --
Benefits and expenses with
   affiliates:
   Service agreement
      payments(7).....................       74        74       65

--------------
(1)   Reported in other assets on our Balance Sheets.
(2)   Reported in reinsurance recoverables on our Balance Sheets.
(3)   Reported in reinsurance related embedded derivatives on our Balance
      Sheets.
(4)   Reported in other liabilities on our Balance Sheets.
(5)   Reported in insurance premiums on our Statements of Comprehensive Income
      (Loss).
(6) Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).
(7) Reported in net investment income on our Statements of Comprehensive Income (Loss).
(8) Reported in commissions and other expenses on our Statements of Comprehensive Income (Loss).



SERVICE AGREEMENT
In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS
We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd. ("LNBAR"). As discussed in Note 6, we cede the change in the GLB Reserves Embedded Derivatives to LNBAR.

 LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                                                                                   MORTALITY &
                                                                                                                   EXPENSE
                                                                                                   CONTRACT        GUARANTEE
                                                                    CONTRACT                       REDEMPTIONS     CHARGES
                                                                    PURCHASES                      DUE TO          PAYABLE TO
                                                                    DUE FROM                       LINCOLN LIFE &  LINCOLN LIFE &
                                                                    LINCOLN LIFE &                 ANNUITY         ANNUITY
                                                                    COMPANY OF                     COMPANY OF      COMPANY OF
SUBACCOUNT                                            INVESTMENTS   NEW YORK         TOTAL ASSETS  NEW YORK        NEW YORK
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                 $     37,498     $   400      $     37,898     $      --          $ --
ABVPSF Growth and Income Class A                            39,999         500            40,499            --            --
ABVPSF International Value Class A                           4,854          --             4,854            --            --
ABVPSF Small/Mid Cap Value Class A                         472,022         700           472,722            --             1
American Century VP Income & Growth Class I                 36,214         500            36,714            --            --
American Century VP Inflation Protection Class II          146,384         600           146,984            --             2
American Century VP International Class I                   17,366         200            17,566            --            --
American Funds Global Growth Class 2                       252,986         500           253,486            --             3
American Funds Global Small Capitalization
   Class 2                                                 176,501         300           176,801            --            --
American Funds Growth Class 2                              304,989       1,500           306,489            --             3
American Funds Growth-Income Class 2                       402,399         100           402,499            --             4
American Funds High-Income Bond Class 2                     75,398       1,000            76,398            --             1
American Funds International Class 2                       803,834         200           804,034            --             5
American Funds U.S. Government/AAA-Rated
   Securities Class 2                                      269,145         800           269,945            --             3
BlackRock Global Allocation V.I. Class I                    59,150          --            59,150            --             1
Delaware VIP Diversified Income Standard Class                  90          --                90            --            --
Delaware VIP Emerging Markets Standard Class               407,563         600           408,163            --             4
Delaware VIP High Yield Standard Class                     307,091       1,100           308,191            --             3
Delaware VIP REIT Standard Class                           122,484          --           122,484            --             1
Delaware VIP Small Cap Value Standard Class                422,809         400           423,209            --             5
Delaware VIP Smid Cap Growth Standard Class                 12,922          --            12,922            --            --
Delaware VIP U.S. Growth Standard Class                     97,916       1,200            99,116            --             1
Delaware VIP Value Standard Class                           55,350         600            55,950            --             1
DWS Equity 500 Index VIP Class A                           872,498       2,000           874,498            --             4
DWS Small Cap Index VIP Class A                            205,896         600           206,496            --             1
Fidelity VIP Asset Manager Service Class                   363,037       1,300           364,337            --             4
Fidelity VIP Contrafund Service Class                      646,732         600           647,332            --             7
Fidelity VIP Equity-Income Service Class                   254,320          --           254,320            --             3
Fidelity VIP Growth Service Class                           19,852          --            19,852            --            --
Fidelity VIP Mid Cap Service Class                         207,228       2,000           209,228            --             2
Fidelity VIP Overseas Service Class                         25,074          --            25,074            --            --
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                   5,796          --             5,796            --            --
FTVIPT Franklin U.S. Government Class 1                    194,457          --           194,457            --             2
FTVIPT Mutual Shares Securities Class 1                     68,815          --            68,815            --             1
FTVIPT Templeton Global Bond Securities Class 1            145,941          --           145,941            --             2
FTVIPT Templeton Growth Securities Class 1                 299,520         300           299,820            --             3
Janus Aspen Balanced Service Class                         436,133          --           436,133            --             4
Janus Aspen Flexible Bond Service Class                      1,657          --             1,657            --            --
LVIP Baron Growth Opportunities Standard Class              49,676         300            49,976            --             1
LVIP Baron Growth Opportunities Service Class              283,637          --           283,637            --            --
LVIP BlackRock Equity Dividend RPM Standard
   Class                                                   265,937         100           266,037            --             3
LVIP Delaware Bond Standard Class                          580,213          --           580,213            --             4
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                           50,500         600            51,100            --             1
LVIP Delaware Growth and Income Standard Class             192,178       1,200           193,378            --             2
LVIP Delaware Social Awareness Standard Class                2,885          --             2,885            --            --
LVIP Delaware Special Opportunities Standard
   Class                                                     7,509          --             7,509            --            --
LVIP Managed Risk Profile Growth Standard Class             34,533         200            34,733            --            --










SUBACCOUNT                                             NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                 $    37,898
ABVPSF Growth and Income Class A                           40,499
ABVPSF International Value Class A                          4,854
ABVPSF Small/Mid Cap Value Class A                        472,721
American Century VP Income & Growth Class I                36,714
American Century VP Inflation Protection Class II         146,982
American Century VP International Class I                  17,566
American Funds Global Growth Class 2                      253,483
American Funds Global Small Capitalization
   Class 2                                                176,801
American Funds Growth Class 2                             306,486
American Funds Growth-Income Class 2                      402,495
American Funds High-Income Bond Class 2                    76,397
American Funds International Class 2                      804,029
American Funds U.S. Government/AAA-Rated
   Securities Class 2                                     269,942
BlackRock Global Allocation V.I. Class I                   59,149
Delaware VIP Diversified Income Standard Class                 90
Delaware VIP Emerging Markets Standard Class              408,159
Delaware VIP High Yield Standard Class                    308,188
Delaware VIP REIT Standard Class                          122,483
Delaware VIP Small Cap Value Standard Class               423,204
Delaware VIP Smid Cap Growth Standard Class                12,922
Delaware VIP U.S. Growth Standard Class                    99,115
Delaware VIP Value Standard Class                          55,949
DWS Equity 500 Index VIP Class A                          874,494
DWS Small Cap Index VIP Class A                           206,495
Fidelity VIP Asset Manager Service Class                  364,333
Fidelity VIP Contrafund Service Class                     647,325
Fidelity VIP Equity-Income Service Class                  254,317
Fidelity VIP Growth Service Class                          19,852
Fidelity VIP Mid Cap Service Class                        209,226
Fidelity VIP Overseas Service Class                        25,074
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                  5,796
FTVIPT Franklin U.S. Government Class 1                   194,455
FTVIPT Mutual Shares Securities Class 1                    68,814
FTVIPT Templeton Global Bond Securities Class 1           145,939
FTVIPT Templeton Growth Securities Class 1                299,817
Janus Aspen Balanced Service Class                        436,129
Janus Aspen Flexible Bond Service Class                     1,657
LVIP Baron Growth Opportunities Standard Class             49,975
LVIP Baron Growth Opportunities Service Class             283,637
LVIP BlackRock Equity Dividend RPM Standard
   Class                                                  266,034
LVIP Delaware Bond Standard Class                         580,209
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                          51,099
LVIP Delaware Growth and Income Standard Class            193,376
LVIP Delaware Social Awareness Standard Class               2,885
LVIP Delaware Special Opportunities Standard
   Class                                                    7,509
LVIP Managed Risk Profile Growth Standard Class            34,733



See accompanying notes.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

DECEMBER 31, 2013



                                                                                                                  MORTALITY &
                                                                                                                  EXPENSE
                                                                                                  CONTRACT        GUARANTEE
                                                                   CONTRACT                       REDEMPTIONS     CHARGES
                                                                   PURCHASES                      DUE TO          PAYABLE TO
                                                                   DUE FROM                       LINCOLN LIFE &  LINCOLN LIFE &
                                                                   LINCOLN LIFE &                 ANNUITY         ANNUITY
                                                                   COMPANY OF                     COMPANY OF      COMPANY OF
SUBACCOUNT                                            INVESTMENTS  NEW YORK         TOTAL ASSETS  NEW YORK        NEW YORK
------------------------------------------------------------------------------------------------------------------------------------
LVIP Managed Risk Profile Moderate Standard Class     $   131,154     $ 1,600      $    132,754     $      --          $  1
LVIP MFS Value Standard Class                             261,928          --           261,928            --            --
LVIP Mondrian International Value Standard Class          263,987          --           263,987            --             3
LVIP Money Market Standard Class                        4,636,952          --         4,636,952        23,800            37
LVIP SSgA S&P 500 Index Standard Class                    142,347          --           142,347            --             1
LVIP SSgA Small-Cap Index Standard Class                  107,002          --           107,002            --             1
LVIP T. Rowe Price Growth Stock Standard Class            377,042          --           377,042            --            --
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                          10,497          --            10,497            --            --
LVIP Templeton Growth RPM Standard Class                  105,965          --           105,965            --             1
LVIP UBS Large Cap Growth RPM Standard Class                1,509          --             1,509            --            --
MFS VIT Total Return Initial Class                        680,741         300           681,041            --             6
MFS VIT Utilities Initial Class                           105,759          --           105,759            --             1
NB AMT Mid Cap Growth I Class                             120,972       1,000           121,972            --             1
NB AMT Mid Cap Intrinsic Value I Class                     70,428         500            70,928            --             1










SUBACCOUNT                                             NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Managed Risk Profile Moderate Standard Class     $   132,753
LVIP MFS Value Standard Class                             261,928
LVIP Mondrian International Value Standard Class          263,984
LVIP Money Market Standard Class                        4,613,115
LVIP SSgA S&P 500 Index Standard Class                    142,346
LVIP SSgA Small-Cap Index Standard Class                  107,001
LVIP T. Rowe Price Growth Stock Standard Class            377,042
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                          10,497
LVIP Templeton Growth RPM Standard Class                  105,964
LVIP UBS Large Cap Growth RPM Standard Class                1,509
MFS VIT Total Return Initial Class                        681,035
MFS VIT Utilities Initial Class                           105,758
NB AMT Mid Cap Growth I Class                             121,971
NB AMT Mid Cap Intrinsic Value I Class                     70,927



See accompanying notes.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013




                                                                       DIVIDENDS
                                                                       FROM         MORTALITY AND       NET
                                                                       INVESTMENT   EXPENSE             INVESTMENT
SUBACCOUNT                                                             INCOME       GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                   $      90       $     (109)      $      (19)
ABVPSF Growth and Income Class A                                              294              (97)             197
ABVPSF International Value Class A                                            277              (17)             260
ABVPSF Small/Mid Cap Value Class A                                          2,532             (144)           2,388
American Century VP Income & Growth Class I                                   569             (104)             465
American Century VP Inflation Protection Class II                           2,417             (589)           1,828
American Century VP International Class I                                     347              (66)             281
American Funds Global Growth Class 2                                        2,900             (947)           1,953
American Funds Global Small Capitalization Class 2                          1,128              (93)           1,035
American Funds Growth Class 2                                               2,563             (990)           1,573
American Funds Growth-Income Class 2                                        4,868           (1,378)           3,490
American Funds High-Income Bond Class 2                                     4,971             (246)           4,725
American Funds International Class 2                                        9,924           (1,744)           8,180
American Funds U.S. Government/AAA-Rated Securities Class 2                 1,856           (1,228)             628
BlackRock Global Allocation V.I. Class I                                      655             (196)             459
Delaware VIP Diversified Income Standard Class                                  2               (2)              --
Delaware VIP Emerging Markets Standard Class                                6,590           (1,535)           5,055
Delaware VIP High Yield Standard Class                                     23,767             (959)          22,808
Delaware VIP REIT Standard Class                                            1,866             (468)           1,398
Delaware VIP Small Cap Value Standard Class                                 2,602           (1,450)           1,152
Delaware VIP Smid Cap Growth Standard Class                                     3               --                3
Delaware VIP U.S. Growth Standard Class                                       281             (348)             (67)
Delaware VIP Value Standard Class                                             641             (162)             479
DWS Equity 500 Index VIP Class A                                           18,367           (1,333)          17,034
DWS Small Cap Index VIP Class A                                             4,800             (311)           4,489
Fidelity VIP Asset Manager Service Class                                    5,084           (1,323)           3,761
Fidelity VIP Contrafund Service Class                                       5,748           (2,249)           3,499
Fidelity VIP Equity-Income Service Class                                    5,717           (1,037)           4,680
Fidelity VIP Growth Service Class                                              34               --               34
Fidelity VIP Mid Cap Service Class                                            765             (614)             151
Fidelity VIP Overseas Service Class                                           287              (88)             199
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                        --              (20)             (20)
FTVIPT Franklin U.S. Government Class 1                                     5,788             (789)           4,999
FTVIPT Mutual Shares Securities Class 1                                     1,446             (220)           1,226
FTVIPT Templeton Global Bond Securities Class 1                             6,942             (576)           6,366
FTVIPT Templeton Growth Securities Class 1                                  7,620           (1,101)           6,519
Janus Aspen Balanced Service Class                                          5,395           (1,417)           3,978
Janus Aspen Flexible Bond Service Class                                        35               (7)              28
LVIP Baron Growth Opportunities Standard Class                                185             (147)              38
LVIP Baron Growth Opportunities Service Class                               1,042              (54)             988
LVIP BlackRock Equity Dividend RPM Standard Class                           3,734             (983)           2,751
LVIP Delaware Bond Standard Class                                          10,703           (2,324)           8,379
LVIP Delaware Foundation Aggressive Allocation Standard Class                 744             (179)             565
LVIP Delaware Growth and Income Standard Class                              3,075             (706)           2,369
LVIP Delaware Social Awareness Standard Class                                  33               (7)              26
LVIP Delaware Special Opportunities Standard Class                             78               --               78
LVIP Managed Risk Profile Conservative Standard Class                          --               (2)              (2)
LVIP Managed Risk Profile Growth Standard Class                               571             (112)             459
LVIP Managed Risk Profile Moderate Standard Class                           2,199             (501)           1,698
LVIP MFS Value Standard Class                                               4,012               --            4,012
LVIP Mondrian International Value Standard Class                            6,119             (959)           5,160
LVIP Money Market Standard Class                                            1,136          (14,802)         (13,666)
LVIP SSgA Global Tactical Allocation RPM Standard Class                        --               (2)              (2)
LVIP SSgA S&P 500 Index Standard Class                                      2,009             (412)           1,597
LVIP SSgA Small-Cap Index Standard Class                                      748             (414)             334
LVIP T. Rowe Price Growth Stock Standard Class                                 --               --               --
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                    --              (56)             (56)


                                                                                        DIVIDENDS
                                                                                        FROM           TOTAL
                                                                       NET REALIZED     NET REALIZED   NET REALIZED
                                                                       GAIN (LOSS)      GAIN ON        GAIN (LOSS)
SUBACCOUNT                                                             ON INVESTMENTS   INVESTMENTS    ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                     $     433       $     --       $      433
ABVPSF Growth and Income Class A                                              1,482             --            1,482
ABVPSF International Value Class A                                              (41)            --              (41)
ABVPSF Small/Mid Cap Value Class A                                            9,333         23,501           32,834
American Century VP Income & Growth Class I                                   1,396             --            1,396
American Century VP Inflation Protection Class II                               600          5,256            5,856
American Century VP International Class I                                       914             --              914
American Funds Global Growth Class 2                                         14,314             --           14,314
American Funds Global Small Capitalization Class 2                            2,774             --            2,774
American Funds Growth Class 2                                                17,312             --           17,312
American Funds Growth-Income Class 2                                          1,690             --            1,690
American Funds High-Income Bond Class 2                                         260             --              260
American Funds International Class 2                                          7,357             --            7,357
American Funds U.S. Government/AAA-Rated Securities Class 2                   1,053          7,580            8,633
BlackRock Global Allocation V.I. Class I                                        248          2,108            2,356
Delaware VIP Diversified Income Standard Class                                  159              1              160
Delaware VIP Emerging Markets Standard Class                                  6,125             --            6,125
Delaware VIP High Yield Standard Class                                        4,461             --            4,461
Delaware VIP REIT Standard Class                                              7,789             --            7,789
Delaware VIP Small Cap Value Standard Class                                   4,316         16,498           20,814
Delaware VIP Smid Cap Growth Standard Class                                      41            565              606
Delaware VIP U.S. Growth Standard Class                                       8,137          3,088           11,225
Delaware VIP Value Standard Class                                             2,134             --            2,134
DWS Equity 500 Index VIP Class A                                             96,998         21,817          118,815
DWS Small Cap Index VIP Class A                                              36,148         11,539           47,687
Fidelity VIP Asset Manager Service Class                                        964            855            1,819
Fidelity VIP Contrafund Service Class                                        13,950            169           14,119
Fidelity VIP Equity-Income Service Class                                     12,432         15,857           28,289
Fidelity VIP Growth Service Class                                                94             12              106
Fidelity VIP Mid Cap Service Class                                            4,432         23,704           28,136
Fidelity VIP Overseas Service Class                                             579             85              664
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                          96            313              409
FTVIPT Franklin U.S. Government Class 1                                         123             --              123
FTVIPT Mutual Shares Securities Class 1                                       1,212             --            1,212
FTVIPT Templeton Global Bond Securities Class 1                               1,680          1,722            3,402
FTVIPT Templeton Growth Securities Class 1                                    7,043             --            7,043
Janus Aspen Balanced Service Class                                           47,452         21,793           69,245
Janus Aspen Flexible Bond Service Class                                           3             57               60
LVIP Baron Growth Opportunities Standard Class                                2,815          3,464            6,279
LVIP Baron Growth Opportunities Service Class                                 6,650         19,505           26,155
LVIP BlackRock Equity Dividend RPM Standard Class                               800             --              800
LVIP Delaware Bond Standard Class                                            33,995          9,789           43,784
LVIP Delaware Foundation Aggressive Allocation Standard Class                 1,260             --            1,260
LVIP Delaware Growth and Income Standard Class                               12,508          4,784           17,292
LVIP Delaware Social Awareness Standard Class                                   153             50              203
LVIP Delaware Special Opportunities Standard Class                               34            539              573
LVIP Managed Risk Profile Conservative Standard Class                           199             --              199
LVIP Managed Risk Profile Growth Standard Class                               1,155             --            1,155
LVIP Managed Risk Profile Moderate Standard Class                             3,883             --            3,883
LVIP MFS Value Standard Class                                                 1,223             --            1,223
LVIP Mondrian International Value Standard Class                                (41)            --              (41)
LVIP Money Market Standard Class                                                 --             --               --
LVIP SSgA Global Tactical Allocation RPM Standard Class                         286             --              286
LVIP SSgA S&P 500 Index Standard Class                                        9,702             --            9,702
LVIP SSgA Small-Cap Index Standard Class                                     10,764            434           11,198
LVIP T. Rowe Price Growth Stock Standard Class                                1,741             --            1,741
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                   3,474             98            3,572


                                                                       NET CHANGE        NET INCREASE
                                                                       IN UNREALIZED     (DECREASE)
                                                                       APPRECIATION OR   IN NET ASSETS
                                                                       DEPRECIATION      RESULTING
SUBACCOUNT                                                             ON INVESTMENTS    FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                     $    6,018       $    6,432
ABVPSF Growth and Income Class A                                               4,971            6,650
ABVPSF International Value Class A                                               609              828
ABVPSF Small/Mid Cap Value Class A                                            81,749          116,971
American Century VP Income & Growth Class I                                    5,417            7,278
American Century VP Inflation Protection Class II                            (21,300)         (13,616)
American Century VP International Class I                                      2,028            3,223
American Funds Global Growth Class 2                                          44,288           60,555
American Funds Global Small Capitalization Class 2                            32,840           36,649
American Funds Growth Class 2                                                 50,098           68,983
American Funds Growth-Income Class 2                                          94,663           99,843
American Funds High-Income Bond Class 2                                       (1,371)           3,614
American Funds International Class 2                                         124,225          139,762
American Funds U.S. Government/AAA-Rated Securities Class 2                  (19,308)         (10,047)
BlackRock Global Allocation V.I. Class I                                       4,131            6,946
Delaware VIP Diversified Income Standard Class                                  (174)             (14)
Delaware VIP Emerging Markets Standard Class                                  25,727           36,907
Delaware VIP High Yield Standard Class                                        (1,095)          26,174
Delaware VIP REIT Standard Class                                              (6,647)           2,540
Delaware VIP Small Cap Value Standard Class                                   82,119          104,085
Delaware VIP Smid Cap Growth Standard Class                                    2,460            3,069
Delaware VIP U.S. Growth Standard Class                                       14,601           25,759
Delaware VIP Value Standard Class                                              8,973           11,586
DWS Equity 500 Index VIP Class A                                             117,448          253,297
DWS Small Cap Index VIP Class A                                               25,503           77,679
Fidelity VIP Asset Manager Service Class                                      41,421           47,001
Fidelity VIP Contrafund Service Class                                        136,356          153,974
Fidelity VIP Equity-Income Service Class                                      26,415           59,384
Fidelity VIP Growth Service Class                                              4,123            4,263
Fidelity VIP Mid Cap Service Class                                            24,321           52,608
Fidelity VIP Overseas Service Class                                            4,998            5,861
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                        1,239            1,628
FTVIPT Franklin U.S. Government Class 1                                       (9,911)          (4,789)
FTVIPT Mutual Shares Securities Class 1                                       11,825           14,263
FTVIPT Templeton Global Bond Securities Class 1                               (7,681)           2,087
FTVIPT Templeton Growth Securities Class 1                                    56,548           70,110
Janus Aspen Balanced Service Class                                            (2,036)          71,187
Janus Aspen Flexible Bond Service Class                                         (100)             (12)
LVIP Baron Growth Opportunities Standard Class                                 5,576           11,893
LVIP Baron Growth Opportunities Service Class                                 47,459           74,602
LVIP BlackRock Equity Dividend RPM Standard Class                             36,503           40,054
LVIP Delaware Bond Standard Class                                            (82,022)         (29,859)
LVIP Delaware Foundation Aggressive Allocation Standard Class                  6,253            8,078
LVIP Delaware Growth and Income Standard Class                                29,885           49,546
LVIP Delaware Social Awareness Standard Class                                    550              779
LVIP Delaware Special Opportunities Standard Class                               848            1,499
LVIP Managed Risk Profile Conservative Standard Class                            (33)             164
LVIP Managed Risk Profile Growth Standard Class                                1,873            3,487
LVIP Managed Risk Profile Moderate Standard Class                              7,945           13,526
LVIP MFS Value Standard Class                                                 59,119           64,354
LVIP Mondrian International Value Standard Class                              41,586           46,705
LVIP Money Market Standard Class                                                  --          (13,666)
LVIP SSgA Global Tactical Allocation RPM Standard Class                         (104)             180
LVIP SSgA S&P 500 Index Standard Class                                        25,618           36,917
LVIP SSgA Small-Cap Index Standard Class                                      21,388           32,920
LVIP T. Rowe Price Growth Stock Standard Class                                96,167           97,908
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                      704            4,220



See accompanying notes.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEAR ENDED DECEMBER 31, 2013



                                                                                                                       DIVIDENDS
                                                       DIVIDENDS                                                       FROM
                                                       FROM         MORTALITY AND       NET            NET REALIZED    NET REALIZED
                                                       INVESTMENT   EXPENSE             INVESTMENT     GAIN (LOSS)     GAIN ON
SUBACCOUNT                                             INCOME       GUARANTEE CHARGES   INCOME (LOSS)  ON INVESTMENTS  INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Templeton Growth RPM Standard Class                $   1,342       $     (412)      $      930      $   3,616       $     --
LVIP UBS Large Cap Growth RPM Standard Class                   --               (8)              (8)           257             --
MFS VIT Total Return Initial Class                         11,319           (2,040)           9,279          2,243             --
MFS VIT Utilities Initial Class                             2,343             (418)           1,925          6,557          1,871
NB AMT Mid Cap Growth I Class                                  --             (487)            (487)        20,513             --
NB AMT Mid Cap Intrinsic Value I Class                        770             (254)             516          6,444             --


                                                                       NET CHANGE        NET INCREASE
                                                       TOTAL           IN UNREALIZED     (DECREASE)
                                                       NET REALIZED    APPRECIATION OR   IN NET ASSETS
                                                       GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                             ON INVESTMENTS  ON INVESTMENTS    FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Templeton Growth RPM Standard Class                 $    3,616       $   13,789       $    18,335
LVIP UBS Large Cap Growth RPM Standard Class                    257              170               419
MFS VIT Total Return Initial Class                            2,243           92,564           104,086
MFS VIT Utilities Initial Class                               8,428            9,213            19,566
NB AMT Mid Cap Growth I Class                                20,513           10,733            30,759
NB AMT Mid Cap Intrinsic Value I Class                        6,444            8,401            15,361



See accompanying notes.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                            ABVPSF                                  ABVPSF
                                                                            GLOBAL      ABVPSF       ABVPSF         SMALL/
                                                                            THEMATIC    GROWTH AND   INTERNATIONAL  MID CAP
                                                                            GROWTH      INCOME       VALUE          VALUE
                                                                            CLASS A     CLASS A      CLASS A        CLASS A
                                                                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 16,728    $  7,078      $   9,639     $ 210,578
Changes From Operations:
   - Net investment income (loss)                                                 (51)         93             12         1,276
   - Net realized gain (loss) on investments                                     (125)         23         (1,490)       22,472
   - Net change in unrealized appreciation or depreciation on investments       2,233       1,084          2,675        17,940
                                                                            ----------  -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              2,057       1,200          1,197        41,688
Changes From Unit Transactions:
   - Contract purchases                                                            --          --          7,238        44,997
   - Contract withdrawals                                                        (156)       (167)          (286)       (5,225)
   - Contract transfers                                                        (5,764)         24        (16,018)       (8,161)
                                                                            ----------  -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                (5,920)       (143)        (9,066)       31,611
                                                                            ----------  -----------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (3,863)      1,057         (7,869)       73,299
                                                                            ----------  -----------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                                12,865       8,135          1,770       283,877
Changes From Operations:
   - Net investment income (loss)                                                 (19)        197            260         2,388
   - Net realized gain (loss) on investments                                      433       1,482            (41)       32,834
   - Net change in unrealized appreciation or depreciation on investments       6,018       4,971            609        81,749
                                                                            ----------  -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              6,432       6,650            828       116,971
Changes From Unit Transactions:
   - Contract purchases                                                            --          --             --        13,216
   - Contract withdrawals                                                        (522)       (411)           (83)       (7,745)
   - Contract transfers                                                        19,123      26,125          2,339        66,402
                                                                            ----------  -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                18,601      25,714          2,256        71,873
                                                                            ----------  -----------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        25,033      32,364          3,084       188,844
                                                                            ----------  -----------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                              $ 37,898    $ 40,499      $   4,854     $ 472,721
                                                                            ==========  ===========  =============  ===========


                                                                            AMERICAN    AMERICAN                    AMERICAN
                                                                            CENTURY VP  CENTURY VP   AMERICAN       FUNDS
                                                                            INCOME &    INFLATION    CENTURY VP     GLOBAL
                                                                            GROWTH      PROTECTION   INTERNATIONAL  GROWTH
                                                                            CLASS I     CLASS II     CLASS I        CLASS 2
                                                                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  39,870   $  137,318     $ 16,460     $  208,011
Changes From Operations:
   - Net investment income (loss)                                                 492        2,895           68            994
   - Net realized gain (loss) on investments                                    4,607        6,305          (97)         5,973
   - Net change in unrealized appreciation or depreciation on investments       1,037          620        2,778         35,747
                                                                            ----------  -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              6,136        9,820        2,749         42,714
Changes From Unit Transactions:
   - Contract purchases                                                            --           --           --             --
   - Contract withdrawals                                                        (760)      (8,006)        (209)       (15,120)
   - Contract transfers                                                       (29,375)       5,629       (5,933)       (20,082)
                                                                            ----------  -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                               (30,135)      (2,377)      (6,142)       (35,202)
                                                                            ----------  -----------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (23,999)       7,443       (3,393)         7,512
                                                                            ----------  -----------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                                15,871      144,761       13,067        215,523
Changes From Operations:
   - Net investment income (loss)                                                 465        1,828          281          1,953
   - Net realized gain (loss) on investments                                    1,396        5,856          914         14,314
   - Net change in unrealized appreciation or depreciation on investments       5,417      (21,300)       2,028         44,288
                                                                            ----------  -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              7,278      (13,616)       3,223         60,555
Changes From Unit Transactions:
   - Contract purchases                                                            --            6           --             --
   - Contract withdrawals                                                        (515)      (8,242)        (379)       (15,427)
   - Contract transfers                                                        14,080       24,073        1,655         (7,168)
                                                                            ----------  -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                13,565       15,837        1,276        (22,595)
                                                                            ----------  -----------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        20,843        2,221        4,499         37,960
                                                                            ----------  -----------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                             $  36,714   $  146,982     $ 17,566     $  253,483
                                                                            ==========  ===========  =============  ===========


                                                                            AMERICAN                                     AMERICAN
                                                                            FUNDS           AMERICAN     AMERICAN        FUNDS
                                                                            GLOBAL SMALL    FUNDS        FUNDS           HIGH-INCOME
                                                                            CAPITALIZATION  GROWTH       GROWTH-INCOME   BOND
                                                                            CLASS 2         CLASS 2      CLASS 2         CLASS 2
                                                                            SUBACCOUNT      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  84,599     $  397,319     $ 259,365      $  18,893
Changes From Operations:
   - Net investment income (loss)                                                 1,315          1,258         3,563          2,496
   - Net realized gain (loss) on investments                                        380         69,387           358             11
   - Net change in unrealized appreciation or depreciation on investments        14,299         (6,861)       39,994          1,122
                                                                            --------------  -----------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               15,994         63,784        43,915          3,629
Changes From Unit Transactions:
   - Contract purchases                                                          17,092         45,427            --             --
   - Contract withdrawals                                                        (2,136)       (22,884)       (3,544)          (546)
   - Contract transfers                                                           8,531       (274,569)           47         16,271
                                                                            --------------  -----------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  23,487       (252,026)       (3,497)        15,725
                                                                            --------------  -----------  --------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          39,481       (188,242)       40,418         19,354
                                                                            --------------  -----------  --------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                                 124,080        209,077       299,783         38,247
Changes From Operations:
   - Net investment income (loss)                                                 1,035          1,573         3,490          4,725
   - Net realized gain (loss) on investments                                      2,774         17,312         1,690            260
   - Net change in unrealized appreciation or depreciation on investments        32,840         50,098        94,663         (1,371)
                                                                            --------------  -----------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               36,649         68,983        99,843          3,614
Changes From Unit Transactions:
   - Contract purchases                                                           5,075         17,470             2             --
   - Contract withdrawals                                                        (2,772)       (13,237)       (4,344)        (1,756)
   - Contract transfers                                                          13,769         24,193         7,211         36,292
                                                                            --------------  -----------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  16,072         28,426         2,869         34,536
                                                                            --------------  -----------  --------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          52,721         97,409       102,712         38,150
                                                                            --------------  -----------  --------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                               $ 176,801     $  306,486     $ 402,495      $  76,397
                                                                            ==============  ===========  ==============  ===========



See accompanying notes.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                            AMERICAN
                                                                                            FUNDS U.S.
                                                                             AMERICAN       GOVERNMENT/   BLACKROCK
                                                                             FUNDS          AAA-RATED     GLOBAL
                                                                             INTERNATIONAL  SECURITIES    ALLOCATION V.I.
                                                                             CLASS 2        CLASS 2       CLASS I
                                                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $   625,626    $  296,045     $ 38,980
Changes From Operations:
   - Net investment income (loss)                                                   7,157         1,647          512
   - Net realized gain (loss) on investments                                        8,950         9,746          116
   - Net change in unrealized appreciation or depreciation on investments          89,818        (7,091)       3,611
                                                                             -------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                105,925         4,302        4,239
Changes From Unit Transactions:
   - Contract purchases                                                            52,897            --       10,016
   - Contract withdrawals                                                         (25,434)       (4,752)      (8,671)
   - Contract transfers                                                          (139,135)        7,578           --
                                                                             -------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  (111,672)        2,826        1,345
                                                                             -------------  ------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (5,747)        7,128        5,584
                                                                             -------------  ------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                   619,879       303,173       44,564
Changes From Operations:
   - Net investment income (loss)                                                   8,180           628          459
   - Net realized gain (loss) on investments                                        7,357         8,633        2,356
   - Net change in unrealized appreciation or depreciation on investments         124,225       (19,308)       4,131
                                                                             -------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                139,762       (10,047)       6,946
Changes From Unit Transactions:
   - Contract purchases                                                            23,761            --        9,823
   - Contract withdrawals                                                         (21,309)       (8,087)      (2,184)
   - Contract transfers                                                            41,936       (15,097)          --
                                                                             -------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    44,388       (23,184)       7,639
                                                                             -------------  ------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           184,150       (33,231)      14,585
                                                                             -------------  ------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                               $   804,029    $  269,942     $ 59,149
                                                                             =============  ============  ===============



                                                                             DELAWARE        DELAWARE
                                                                             VIP             VIP             DELAWARE
                                                                             DIVERSIFIED     EMERGING        VIP
                                                                             INCOME          MARKETS         HIGH YIELD
                                                                             STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $ 4,297        $ 327,861       $ 261,331
Changes From Operations:
   - Net investment income (loss)                                                   121            2,276          31,352
   - Net realized gain (loss) on investments                                        140            2,388           5,207
   - Net change in unrealized appreciation or depreciation on investments            27           42,010          15,814
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  288           46,674          52,373
Changes From Unit Transactions:
   - Contract purchases                                                              --           10,017          27,580
   - Contract withdrawals                                                          (104)         (17,889)        (17,109)
   - Contract transfers                                                              24           12,657          (7,665)
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                     (80)           4,785           2,806
                                                                             --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             208           51,459          55,179
                                                                             --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   4,505          379,320         316,510
Changes From Operations:
   - Net investment income (loss)                                                    --            5,055          22,808
   - Net realized gain (loss) on investments                                        160            6,125           4,461
   - Net change in unrealized appreciation or depreciation on investments          (174)          25,727          (1,095)
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  (14)          36,907          26,174
Changes From Unit Transactions:
   - Contract purchases                                                              --            9,801           6,569
   - Contract withdrawals                                                           (10)         (12,540)        (16,795)
   - Contract transfers                                                          (4,391)          (5,329)        (24,270)
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  (4,401)          (8,068)        (34,496)
                                                                             --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (4,415)          28,839          (8,322)
                                                                             --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $    90        $ 408,159       $ 308,188
                                                                             ==============  ==============  ==============



                                                                                             DELAWARE        DELAWARE
                                                                             DELAWARE        VIP             VIP
                                                                             VIP             SMALL CAP       SMID CAP
                                                                             REIT            VALUE           GROWTH
                                                                             STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $ 109,895       $ 268,445       $      --
Changes From Operations:
   - Net investment income (loss)                                                  1,262             512              --
   - Net realized gain (loss) on investments                                       8,626          22,604              --
   - Net change in unrealized appreciation or depreciation on investments          6,843          13,324              --
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                16,731          36,440              --
Changes From Unit Transactions:
   - Contract purchases                                                               --          10,017              --
   - Contract withdrawals                                                         (7,633)        (12,929)             --
   - Contract transfers                                                           (8,858)          1,744              --
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  (16,491)         (1,168)             --
                                                                             --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              240          35,272              --
                                                                             --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  110,135         303,717              --
Changes From Operations:
   - Net investment income (loss)                                                  1,398           1,152               3
   - Net realized gain (loss) on investments                                       7,789          20,814             606
   - Net change in unrealized appreciation or depreciation on investments         (6,647)         82,119           2,460
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 2,540         104,085           3,069
Changes From Unit Transactions:
   - Contract purchases                                                                5           9,801               1
   - Contract withdrawals                                                         (8,313)         (6,319)           (646)
   - Contract transfers                                                           18,116          11,920          10,498
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    9,808          15,402           9,853
                                                                             --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           12,348         119,487          12,922
                                                                             --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 122,483       $ 423,204       $  12,922
                                                                             ==============  ==============  ==============



                                                                                                             DWS
                                                                             DELAWARE        DELAWARE        EQUITY
                                                                             VIP             VIP             500 INDEX
                                                                             U.S. GROWTH     VALUE           VIP
                                                                             STANDARD CLASS  STANDARD CLASS  CLASS A
                                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $  53,966       $  21,218     $  429,344
Changes From Operations:
   - Net investment income (loss)                                                   (284)            416          8,060
   - Net realized gain (loss) on investments                                       6,540              87          9,050
   - Net change in unrealized appreciation or depreciation on investments            115           2,535         53,807
                                                                             --------------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 6,371           3,038         70,917
Changes From Unit Transactions:
   - Contract purchases                                                               --              --         64,697
   - Contract withdrawals                                                           (965)           (616)       (19,911)
   - Contract transfers                                                           23,127           4,824        248,243
                                                                             --------------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                   22,162           4,208        293,029
                                                                             --------------  --------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           28,533           7,246        363,946
                                                                             --------------  --------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                                   82,499          28,464        793,290
Changes From Operations:
   - Net investment income (loss)                                                    (67)            479         17,034
   - Net realized gain (loss) on investments                                      11,225           2,134        118,815
   - Net change in unrealized appreciation or depreciation on investments         14,601           8,973        117,448
                                                                             --------------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                25,759          11,586        253,297
Changes From Unit Transactions:
   - Contract purchases                                                               --              --         26,269
   - Contract withdrawals                                                         (1,720)         (1,355)       (23,008)
   - Contract transfers                                                           (7,423)         17,254       (175,354)
                                                                             --------------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                   (9,143)         15,899       (172,093)
                                                                             --------------  --------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           16,616          27,485         81,204
                                                                             --------------  --------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                                $  99,115       $  55,949     $  874,494
                                                                             ==============  ==============  ===========



                                                                             DWS
                                                                             SMALL CAP
                                                                             INDEX
                                                                             VIP
                                                                             CLASS A
                                                                             SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 109,942
Changes From Operations:
   - Net investment income (loss)                                                 1,112
   - Net realized gain (loss) on investments                                      3,353
   - Net change in unrealized appreciation or depreciation on investments        15,029
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               19,494
Changes From Unit Transactions:
   - Contract purchases                                                          22,586
   - Contract withdrawals                                                        (3,171)
   - Contract transfers                                                          23,274
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  42,689
                                                                             -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          62,183
                                                                             -----------
NET ASSETS AT DECEMBER 31, 2012                                                 172,125
Changes From Operations:
   - Net investment income (loss)                                                 4,489
   - Net realized gain (loss) on investments                                     47,687
   - Net change in unrealized appreciation or depreciation on investments        25,503
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               77,679
Changes From Unit Transactions:
   - Contract purchases                                                           6,210
   - Contract withdrawals                                                        (5,779)
   - Contract transfers                                                         (43,740)
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 (43,309)
                                                                             -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          34,370
                                                                             -----------
NET ASSETS AT DECEMBER 31, 2013                                               $ 206,495
                                                                             ===========



See accompanying notes.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEARS ENDED DECEMBER 31, 2012 AND 2013






                                                                                FIDELITY VIP    FIDELITY VIP   FIDELITY VIP
                                                                                ASSET MANAGER   CONTRAFUND     EQUITY-INCOME
                                                                                SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                                                                                SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                     $  263,304     $ 406,136       $  223,824
Changes From Operations:
   - Net investment income (loss)                                                      2,979         4,154            5,797
   - Net realized gain (loss) on investments                                           2,660        16,784           20,555
   - Net change in unrealized appreciation or depreciation on investments             25,755        49,271            8,763
                                                                                --------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    31,394        70,209           35,115
Changes From Unit Transactions:
   - Contract purchases                                                                   --            --               --
   - Contract withdrawals                                                             (3,505)      (12,780)         (15,658)
   - Contract transfers                                                                   --        42,760          (12,060)
                                                                                --------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                       (3,505)       29,980          (27,718)
                                                                                --------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               27,889       100,189            7,397
                                                                                --------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                      291,193       506,325          231,221
Changes From Operations:
   - Net investment income (loss)                                                      3,761         3,499            4,680
   - Net realized gain (loss) on investments                                           1,819        14,119           28,289
   - Net change in unrealized appreciation or depreciation on investments             41,421       136,356           26,415
                                                                                --------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    47,001       153,974           59,384
Changes From Unit Transactions:
   - Contract purchases                                                                   --            --               --
   - Contract withdrawals                                                             (3,848)      (14,342)         (18,030)
   - Contract transfers                                                               29,987         1,368          (18,258)
                                                                                --------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                       26,139       (12,974)         (36,288)
                                                                                --------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               73,140       141,000           23,096
                                                                                --------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                   $  364,333     $ 647,325       $  254,317
                                                                                ==============  =============  ===============






                                                                                FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                                                GROWTH         MID CAP        OVERSEAS
                                                                                SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                     $     --      $  167,662      $ 17,477
Changes From Operations:
   - Net investment income (loss)                                                       --              67           273
   - Net realized gain (loss) on investments                                            --          17,219            72
   - Net change in unrealized appreciation or depreciation on investments               --           4,838         3,098
                                                                                -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                      --          22,124         3,443
Changes From Unit Transactions:
   - Contract purchases                                                                 --          10,016            --
   - Contract withdrawals                                                               --         (10,534)         (229)
   - Contract transfers                                                                 --         (63,026)       (1,315)
                                                                                -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                         --         (63,544)       (1,544)
                                                                                -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 --         (41,420)        1,899
                                                                                -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                         --         126,242        19,376
Changes From Operations:
   - Net investment income (loss)                                                       34             151           199
   - Net realized gain (loss) on investments                                           106          28,136           664
   - Net change in unrealized appreciation or depreciation on investments            4,123          24,321         4,998
                                                                                -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   4,263          52,608         5,861
Changes From Unit Transactions:
   - Contract purchases                                                                  1           9,810            --
   - Contract withdrawals                                                             (918)         (5,852)         (454)
   - Contract transfers                                                             16,506          26,418           291
                                                                                -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                     15,589          30,376          (163)
                                                                                -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             19,852          82,984         5,698
                                                                                -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                   $ 19,852      $  209,226      $ 25,074
                                                                                =============  =============  =============



                                                                                FTVIPT
                                                                                FRANKLIN                         FTVIPT
                                                                                SMALL-MID     FTVIPT             MUTUAL
                                                                                CAP GROWTH    FRANKLIN           SHARES
                                                                                SECURITIES    U.S. GOVERNMENT    SECURITIES
                                                                                CLASS 1       CLASS 1            CLASS 1
                                                                                SUBACCOUNT    SUBACCOUNT         SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                     $ 4,109        $  200,577      $  283,134
Changes From Operations:
   - Net investment income (loss)                                                     (18)            4,820           7,002
   - Net realized gain (loss) on investments                                          366               250          32,315
   - Net change in unrealized appreciation or depreciation on investments              88            (1,654)           (524)
                                                                                ------------  -----------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    436             3,416          38,793
Changes From Unit Transactions:
   - Contract purchases                                                                --                --          63,079
   - Contract withdrawals                                                            (163)           (2,525)        (14,245)
   - Contract transfers                                                                --                --        (323,474)
                                                                                ------------  -----------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                      (163)           (2,525)       (274,640)
                                                                                ------------  -----------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               273               891        (235,847)
                                                                                ------------  -----------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                                     4,382           201,468          47,287
Changes From Operations:
   - Net investment income (loss)                                                     (20)            4,999           1,226
   - Net realized gain (loss) on investments                                          409               123           1,212
   - Net change in unrealized appreciation or depreciation on investments           1,239            (9,911)         11,825
                                                                                ------------  -----------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  1,628            (4,789)         14,263
Changes From Unit Transactions:
   - Contract purchases                                                                --                --          20,797
   - Contract withdrawals                                                            (214)           (2,224)         (2,727)
   - Contract transfers                                                                --                --         (10,806)
                                                                                ------------  -----------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                      (214)           (2,224)          7,264
                                                                                ------------  -----------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             1,414            (7,013)         21,527
                                                                                ------------  -----------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                                   $ 5,796        $  194,455      $   68,814
                                                                                ============  =================  ===========




                                                                                FTVIPT         FTVIPT
                                                                                TEMPLETON      TEMPLETON     JANUS
                                                                                GLOBAL BOND    GROWTH        ASPEN
                                                                                SECURITIES     SECURITIES    BALANCED
                                                                                CLASS 1        CLASS 1       SERVICE CLASS
                                                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $  120,373     $  184,853    $  332,267
Changes From Operations:
   - Net investment income (loss)                                                     8,259          3,693         6,663
   - Net realized gain (loss) on investments                                          1,450           (112)       25,619
   - Net change in unrealized appreciation or depreciation on investments             8,611         34,695         9,348
                                                                                -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   18,320         38,276        41,630
Changes From Unit Transactions:
   - Contract purchases                                                                  --             --            --
   - Contract withdrawals                                                            (8,079)        (2,765)       (4,239)
   - Contract transfers                                                              10,427            100            --
                                                                                -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                       2,348         (2,665)       (4,239)
                                                                                -------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              20,668         35,611        37,391
                                                                                -------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                     141,041        220,464       369,658
Changes From Operations:
   - Net investment income (loss)                                                     6,366          6,519         3,978
   - Net realized gain (loss) on investments                                          3,402          7,043        69,245
   - Net change in unrealized appreciation or depreciation on investments            (7,681)        56,548        (2,036)
                                                                                -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    2,087         70,110        71,187
Changes From Unit Transactions:
   - Contract purchases                                                                  --             --             2
   - Contract withdrawals                                                            (8,610)        (5,524)       (4,718)
   - Contract transfers                                                              11,421         14,767            --
                                                                                -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                       2,811          9,243        (4,716)
                                                                                -------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               4,898         79,353        66,471
                                                                                -------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  145,939     $  299,817    $  436,129
                                                                                =============  ============  =============




                                                                                JANUS
                                                                                ASPEN
                                                                                FLEXIBLE
                                                                                BOND
                                                                                SERVICE CLASS
                                                                                SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                     $ 1,680
Changes From Operations:
   - Net investment income (loss)                                                      45
   - Net realized gain (loss) on investments                                           35
   - Net change in unrealized appreciation or depreciation on investments              46
                                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    126
Changes From Unit Transactions:
   - Contract purchases                                                                --
   - Contract withdrawals                                                             (64)
   - Contract transfers                                                                --
                                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                       (64)
                                                                                -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                62
                                                                                -------------
NET ASSETS AT DECEMBER 31, 2012                                                     1,742
Changes From Operations:
   - Net investment income (loss)                                                      28
   - Net realized gain (loss) on investments                                           60
   - Net change in unrealized appreciation or depreciation on investments            (100)
                                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    (12)
Changes From Unit Transactions:
   - Contract purchases                                                                --
   - Contract withdrawals                                                             (73)
   - Contract transfers                                                                --
                                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                       (73)
                                                                                -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               (85)
                                                                                -------------
NET ASSETS AT DECEMBER 31, 2013                                                   $ 1,657
                                                                                =============




See accompanying notes.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                                             LVIP
                                                                              LVIP            LVIP           BLACKROCK
                                                                              BARON           BARON          EQUITY
                                                                              GROWTH          GROWTH         DIVIDEND
                                                                              OPPORTUNITIES   OPPORTUNITIES  RPM
                                                                              STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $ 16,363       $ 135,360      $  204,064
Changes From Operations:
   - Net investment income (loss)                                                     221           1,838             585
   - Net realized gain (loss) on investments                                        1,423          15,878             774
   - Net change in unrealized appreciation or depreciation on investments           1,471           9,083          31,143
                                                                              --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  3,115          26,799          32,502
Changes From Unit Transactions:
   - Contract purchases                                                                --          28,134              --
   - Contract withdrawals                                                            (297)         (3,531)         (2,723)
   - Contract transfers                                                             3,254         (18,605)         (9,593)
                                                                              --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                     2,957           5,998         (12,316)
                                                                              --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             6,072          32,797          20,186
                                                                              --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    22,435         168,157         224,250
Changes From Operations:
   - Net investment income (loss)                                                      38             988           2,751
   - Net realized gain (loss) on investments                                        6,279          26,155             800
   - Net change in unrealized appreciation or depreciation on investments           5,576          47,459          36,503
                                                                              --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 11,893          74,602          40,054
Changes From Unit Transactions:
   - Contract purchases                                                                --           8,628              --
   - Contract withdrawals                                                            (913)         (4,597)         (2,848)
   - Contract transfers                                                            16,560          36,847           4,578
                                                                              --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    15,647          40,878           1,730
                                                                              --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            27,540         115,480          41,784
                                                                              --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                  $ 49,975       $ 283,637      $  266,034
                                                                              ==============  =============  ==============



                                                                                              LVIP
                                                                                              DELAWARE        LVIP
                                                                              LVIP            FOUNDATION      DELAWARE
                                                                              DELAWARE        AGGRESSIVE      GROWTH AND
                                                                              BOND            ALLOCATION      INCOME
                                                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $ 1,053,038      $ 32,048       $   51,030
Changes From Operations:
   - Net investment income (loss)                                                    16,202           487            1,121
   - Net realized gain (loss) on investments                                         38,983            13              (34)
   - Net change in unrealized appreciation or depreciation on investments            11,590         3,608           10,530
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   66,775         4,108           11,617
Changes From Unit Transactions:
   - Contract purchases                                                             146,748            --               --
   - Contract withdrawals                                                           (61,075)         (392)          (6,936)
   - Contract transfers                                                            (207,547)          347          101,349
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    (121,874)          (45)          94,413
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (55,099)        4,063          106,030
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                     997,939        36,111          157,060
Changes From Operations:
   - Net investment income (loss)                                                     8,379           565            2,369
   - Net realized gain (loss) on investments                                         43,784         1,260           17,292
   - Net change in unrealized appreciation or depreciation on investments           (82,022)        6,253           29,885
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  (29,859)        8,078           49,546
Changes From Unit Transactions:
   - Contract purchases                                                              71,400            --               --
   - Contract withdrawals                                                           (25,558)         (830)          (9,252)
   - Contract transfers                                                            (433,713)        7,740           (3,978)
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    (387,871)        6,910          (13,230)
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (417,730)       14,988           36,316
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $   580,209      $ 51,099       $  193,376
                                                                              ==============  ==============  ==============



                                                                                                              LVIP
                                                                              LVIP            LVIP            MANAGED
                                                                              DELAWARE        DELAWARE        RISK
                                                                              SOCIAL          SPECIAL         PROFILE
                                                                              AWARENESS       OPPORTUNITIES   CONSERVATIVE
                                                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                     $ 1,380        $    --         $  7,424
Changes From Operations:
   - Net investment income (loss)                                                       5             --              625
   - Net realized gain (loss) on investments                                          108             --            1,069
   - Net change in unrealized appreciation or depreciation on investments              89             --             (569)
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    202             --            1,125
Changes From Unit Transactions:
   - Contract purchases                                                                --             --               --
   - Contract withdrawals                                                             (20)            --             (215)
   - Contract transfers                                                                --             --             (399)
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                       (20)            --             (614)
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               182             --              511
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                     1,562             --            7,935
Changes From Operations:
   - Net investment income (loss)                                                      26             78               (2)
   - Net realized gain (loss) on investments                                          203            573              199
   - Net change in unrealized appreciation or depreciation on investments             550            848              (33)
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    779          1,499              164
Changes From Unit Transactions:
   - Contract purchases                                                                --              1               --
   - Contract withdrawals                                                             (91)          (415)             (12)
   - Contract transfers                                                               635          6,424           (8,087)
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                       544          6,010           (8,099)
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             1,323          7,509           (7,935)
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                   $ 2,885        $ 7,509         $     --
                                                                              ==============  ==============  ==============



                                                                              LVIP            LVIP
                                                                              MANAGED         MANAGED
                                                                              RISK            RISK
                                                                              PROFILE         PROFILE         LVIP
                                                                              GROWTH          MODERATE        MFS VALUE
                                                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $ 15,415       $  109,198      $      --
Changes From Operations:
   - Net investment income (loss)                                                     358            3,341          1,975
   - Net realized gain (loss) on investments                                           17              143             --
   - Net change in unrealized appreciation or depreciation on investments             972            6,493           (755)
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  1,347            9,977          1,220
Changes From Unit Transactions:
   - Contract purchases                                                                --               --             --
   - Contract withdrawals                                                            (237)          (1,547)          (418)
   - Contract transfers                                                               200            1,213        166,800
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                       (37)            (334)       166,382
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             1,310            9,643        167,602
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    16,725          118,841        167,602
Changes From Operations:
   - Net investment income (loss)                                                     459            1,698          4,012
   - Net realized gain (loss) on investments                                        1,155            3,883          1,223
   - Net change in unrealized appreciation or depreciation on investments           1,873            7,945         59,119
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  3,487           13,526         64,354
Changes From Unit Transactions:
   - Contract purchases                                                                --               --          2,649
   - Contract withdrawals                                                            (575)          (2,856)        (3,870)
   - Contract transfers                                                            15,096            3,242         31,193
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    14,521              386         29,972
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            18,008           13,912         94,326
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                  $ 34,733       $  132,753      $ 261,928
                                                                              ==============  ==============  ==============




                                                                              LVIP
                                                                              MONDRIAN
                                                                              INTERNATIONAL
                                                                              VALUE
                                                                              STANDARD CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $ 203,994
Changes From Operations:
   - Net investment income (loss)                                                   5,301
   - Net realized gain (loss) on investments                                         (507)
   - Net change in unrealized appreciation or depreciation on investments          13,770
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 18,564
Changes From Unit Transactions:
   - Contract purchases                                                                --
   - Contract withdrawals                                                          (2,612)
   - Contract transfers                                                                24
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    (2,588)
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            15,976
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2012                                                   219,970
Changes From Operations:
   - Net investment income (loss)                                                   5,160
   - Net realized gain (loss) on investments                                          (41)
   - Net change in unrealized appreciation or depreciation on investments          41,586
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 46,705
Changes From Unit Transactions:
   - Contract purchases                                                                --
   - Contract withdrawals                                                          (2,743)
   - Contract transfers                                                                52
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    (2,691)
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            44,014
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $ 263,984
                                                                              ==============




See accompanying notes.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                             LVIP SSGA
                                                                                             GLOBAL          LVIP
                                                                             LVIP            TACTICAL        SSGA
                                                                             MONEY           ALLOCATION      S&P 500
                                                                             MARKET          RPM             INDEX
                                                                             STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  5,737,862       $    --        $  96,851
Changes From Operations:
   - Net investment income (loss)                                                 (19,488)          505              542
   - Net realized gain (loss) on investments                                           25           130            3,820
   - Net change in unrealized appreciation or depreciation on investments              --           104            9,786
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                (19,463)          739           14,148
Changes From Unit Transactions:
   - Contract purchases                                                            81,222            --            1,606
   - Contract withdrawals                                                        (126,929)         (232)          (7,735)
   - Contract transfers                                                           201,606         7,334           (3,740)
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                   155,899         7,102           (9,869)
                                                                             --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           136,436         7,841            4,279
                                                                             --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 5,874,298         7,841          101,130
Changes From Operations:
   - Net investment income (loss)                                                 (13,666)           (2)           1,597
   - Net realized gain (loss) on investments                                           --           286            9,702
   - Net change in unrealized appreciation or depreciation on investments              --          (104)          25,618
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                (13,666)          180           36,917
Changes From Unit Transactions:
   - Contract purchases                                                           590,157            --            1,501
   - Contract withdrawals                                                        (164,039)          (12)         (10,098)
   - Contract transfers                                                        (1,673,635)       (8,009)          12,896
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                (1,247,517)       (8,021)           4,299
                                                                             --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (1,261,183)       (7,841)          41,216
                                                                             --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  4,613,115       $    --        $ 142,346
                                                                             ==============  ==============  ==============


                                                                                                             LVIP
                                                                             LVIP                            T. ROWE PRICE
                                                                             SSGA            LVIP            STRUCTURED
                                                                             SMALL-CAP       T. ROWE PRICE   MID-CAP
                                                                             INDEX           GROWTH STOCK    GROWTH
                                                                             STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $  95,109       $       --      $  11,766
Changes From Operations:
   - Net investment income (loss)                                                    273               --            (59)
   - Net realized gain (loss) on investments                                       4,921               --            412
   - Net change in unrealized appreciation or depreciation on investments          9,131            3,842          1,680
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                14,325            3,842          2,033
Changes From Unit Transactions:
   - Contract purchases                                                               --               --             --
   - Contract withdrawals                                                         (7,454)            (545)          (280)
   - Contract transfers                                                           (1,100)         224,482          7,909
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                   (8,554)         223,937          7,629
                                                                             --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            5,771          227,779          9,662
                                                                             --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  100,880          227,779         21,428
Changes From Operations:
   - Net investment income (loss)                                                    334               --            (56)
   - Net realized gain (loss) on investments                                      11,198            1,741          3,572
   - Net change in unrealized appreciation or depreciation on investments         21,388           96,167            704
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                32,920           97,908          4,220
Changes From Unit Transactions:
   - Contract purchases                                                               --            3,795             --
   - Contract withdrawals                                                         (7,446)          (5,140)          (344)
   - Contract transfers                                                          (19,353)          52,700        (14,807)
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  (26,799)          51,355        (15,151)
                                                                             --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            6,121          149,263        (10,931)
                                                                             --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 107,001       $  377,042      $  10,497
                                                                             ==============  ==============  ==============



                                                                                             LVIP
                                                                             LVIP            UBS
                                                                             TEMPLETON       LARGE CAP       MFS VIT
                                                                             GROWTH RPM      GROWTH RPM      TOTAL RETURN
                                                                             STANDARD CLASS  STANDARD CLASS  INITIAL CLASS
                                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $  94,575        $ 2,662       $ 483,132
Changes From Operations:
   - Net investment income (loss)                                                  1,465            (14)         12,749
   - Net realized gain (loss) on investments                                       1,474            367           4,147
   - Net change in unrealized appreciation or depreciation on investments         15,606             46          36,791
                                                                             --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                18,545            399          53,687
Changes From Unit Transactions:
   - Contract purchases                                                               --             --          14,508
   - Contract withdrawals                                                         (7,473)           (44)         (7,278)
   - Contract transfers                                                           (5,940)           223          (2,727)
                                                                             --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  (13,413)           179           4,503
                                                                             --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            5,132            578          58,190
                                                                             --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                   99,707          3,240         541,322
Changes From Operations:
   - Net investment income (loss)                                                    930             (8)          9,279
   - Net realized gain (loss) on investments                                       3,616            257           2,243
   - Net change in unrealized appreciation or depreciation on investments         13,789            170          92,564
                                                                             --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                18,335            419         104,086
Changes From Unit Transactions:
   - Contract purchases                                                               --             --           4,353
   - Contract withdrawals                                                         (7,423)           (43)         (7,823)
   - Contract transfers                                                           (4,655)        (2,107)         39,097
                                                                             --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  (12,078)        (2,150)         35,627
                                                                             --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            6,257         (1,731)        139,713
                                                                             --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 105,964        $ 1,509       $ 681,035
                                                                             ==============  ==============  =============



                                                                                                         NB AMT
                                                                                            NB AMT       MID CAP
                                                                             MFS VIT        MID CAP      INTRINSIC
                                                                             UTILITIES      GROWTH I     VALUE I
                                                                             INITIAL CLASS  CLASS        CLASS
                                                                             SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  123,396     $   70,673     $ 22,986
Changes From Operations:
   - Net investment income (loss)                                                 6,210           (459)          (1)
   - Net realized gain (loss) on investments                                      7,223          2,000        7,527
   - Net change in unrealized appreciation or depreciation on investments         1,396          7,252       (4,115)
                                                                             -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               14,829          8,793        3,411
Changes From Unit Transactions:
   - Contract purchases                                                              --             --           --
   - Contract withdrawals                                                        (7,923)        (2,306)        (540)
   - Contract transfers                                                         (26,315)        24,916        3,100
                                                                             -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 (34,238)        22,610        2,560
                                                                             -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (19,409)        31,403        5,971
                                                                             -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                                 103,987        102,076       28,957
Changes From Operations:
   - Net investment income (loss)                                                 1,925           (487)         516
   - Net realized gain (loss) on investments                                      8,428         20,513        6,444
   - Net change in unrealized appreciation or depreciation on investments         9,213         10,733        8,401
                                                                             -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               19,566         30,759       15,361
Changes From Unit Transactions:
   - Contract purchases                                                              --             --           --
   - Contract withdrawals                                                        (7,428)        (5,361)      (2,763)
   - Contract transfers                                                         (10,367)        (5,503)      29,372
                                                                             -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 (17,795)       (10,864)      26,609
                                                                             -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           1,771         19,895       41,970
                                                                             -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2013                                              $  105,758     $  121,971     $ 70,927
                                                                             =============  ===========  ===========



See accompanying notes.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: LLANY Separate Account S For Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 22, 2001, are part of the operations of the Company. The Variable Account consists of four products as follows:

-   Lincoln CVUL       -   Lincoln Corporate
Series III             Variable 4
-   Lincoln Corporate  -   Lincoln Corporate
Commitment VUL         Variable 5


The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirty-one available mutual funds (the Funds) of twenty-two diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Portfolio
   ABVPSF Growth and Income Class A Portfolio
   ABVPSF International Value Class A Portfolio
   ABVPSF Large Cap Growth Class A Portfolio**
   ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Income & Growth Class I Fund
   American Century VP Inflation Protection Class II Fund
   American Century VP International Class I Fund
American Funds Insurance Series (American Funds):
   American Funds Bond Class 2 Fund**
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds High-Income Bond Class 2 Fund
   American Funds International Class 2 Fund
   American Funds U.S. Government/AAA-Rated Securities Class 2 Fund BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Equity Dividend V.I. Class I Fund**
   BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP Emerging Markets Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP REIT Standard Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP U.S. Growth Standard Class Series
   Delaware VIP Value Standard Class Series
DWS Variable Series II (DWS):
   DWS Alternative Asset Allocation VIP Class A Portfolio**
DWS Investments VIT Funds (DWS):
   DWS Equity 500 Index VIP Class A Portfolio
   DWS Small Cap Index VIP Class A Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Service Class Portfolio
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Equity-Income Service Class Portfolio
   Fidelity VIP Freedom 2020 Service Class Portfolio**
   Fidelity VIP Freedom 2030 Service Class Portfolio**
   Fidelity VIP Freedom 2040 Service Class Portfolio**
   Fidelity VIP Freedom 2050 Service Class Portfolio**
   Fidelity VIP Freedom Income Service Class Portfolio**
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Investment Grade Bond Service Class Portfolio**
   Fidelity VIP Mid Cap Service Class Portfolio
   Fidelity VIP Overseas Service Class Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund**
   FTVIPT Franklin Rising Dividends Securities Class 1 Fund**
   FTVIPT Franklin Small Cap Value Securities Class 2 Fund**

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
   FTVIPT Franklin U.S. Government Class 1 Fund
   FTVIPT Mutual Shares Securities Class 1 Fund
   FTVIPT Templeton Global Bond Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 1 Fund
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Mid Cap Value Service Class Fund**
Invesco Variable Insurance Funds (Invesco V.I.):
   Invesco V.I. American Franchise Series I Fund**
   Invesco V.I. Growth and Income Series I Fund**
   Invesco V.I. International Growth Series I Fund**
Janus Aspen Series:
   Janus Aspen Balanced Service Class Portfolio
   Janus Aspen Enterprise Service Class Portfolio**
   Janus Aspen Flexible Bond Service Class Portfolio
   Janus Aspen Global Research Service Class Portfolio**
JPMorgan Insurance Trust (JPMIT):
   JPMIT Core Bond Class 1 Portfolio**
Legg Mason Partners Variable Equity Trust:
   ClearBridge Variable Mid Cap Core Class I Portfolio**
   ClearBridge Variable Small Cap Growth Class I Portfolio**
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Standard Class Fund
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Emerging Markets RPM Standard Class Fund**
   LVIP BlackRock Equity Dividend RPM Standard Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund**
   LVIP Capital Growth Standard Class Fund**
   LVIP Clarion Global Real Estate Standard Class Fund**
   LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund**
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund**
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund
   LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund**
   LVIP Dimensional U.S. Equity RPM Standard Class Fund**
   LVIP Dimensional/Vanguard Total Bond Standard Class Fund**
   LVIP Global Income Standard Class Fund**
   LVIP JPMorgan High Yield Standard Class Fund**
   LVIP JPMorgan Mid Cap Value RPM Standard Class Fund**
   LVIP Managed Risk Profile 2010 Standard Class Fund**
   LVIP Managed Risk Profile 2020 Standard Class Fund**
   LVIP Managed Risk Profile 2030 Standard Class Fund**
   LVIP Managed Risk Profile 2040 Standard Class Fund**
   LVIP Managed Risk Profile 2050 Standard Class Fund**
   LVIP Managed Risk Profile Conservative Standard Class Fund**
   LVIP Managed Risk Profile Growth Standard Class Fund
   LVIP Managed Risk Profile Moderate Standard Class Fund
   LVIP MFS International Growth Standard Class Fund**
   LVIP MFS Value Standard Class Fund
   LVIP Mid-Cap Value Standard Class Fund**
   LVIP Mondrian International Value Standard Class Fund
   LVIP Money Market Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund**
   LVIP SSgA Conservative Index Allocation Standard Class Fund**
   LVIP SSgA Conservative Structured Allocation Standard Class Fund** LVIP SSgA Developed International 150 Standard Class Fund**
   LVIP SSgA Emerging Markets 100 Standard Class Fund**
   LVIP SSgA Global Tactical Allocation RPM Standard Class Fund**
   LVIP SSgA International Index Standard Class Fund**
   LVIP SSgA Large Cap 100 Standard Class Fund**
   LVIP SSgA Moderate Index Allocation Standard Class Fund**
   LVIP SSgA Moderate Structured Allocation Standard Class Fund**
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Structured Allocation Standard Class
     Fund**
   LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund**

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

   LVIP T. Rowe Price Growth Stock Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund LVIP Templeton Growth RPM Standard Class Fund
   LVIP UBS Large Cap Growth RPM Standard Class Fund
   LVIP Vanguard Domestic Equity ETF Standard Class Fund**
   LVIP Vanguard International Equity ETF Standard Class Fund**
M Fund, Inc. (M):
   M Capital Appreciation Fund**
   M International Equity Fund**
   M Large Cap Growth Fund**
   M Large Cap Value Fund**
MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Initial Class Series**
   MFS VIT Growth Initial Class Series**
   MFS VIT New Discovery Initial Class Series**
   MFS VIT Total Return Initial Class Series
   MFS VIT Utilities Initial Class Series
Neuberger Berman Advisers Management Trust
  (NB AMT):
   NB AMT Mid Cap Growth I Class Portfolio
   NB AMT Mid Cap Intrinsic Value I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT CommodityRealReturn Administrative Class Fund**
   PIMCO VIT Total Return Administrative Class Fund**
Putnam Variable Trust (Putnam VT):
   Putnam VT Growth & Income Class IB Fund**
T. Rowe Price Equity Series, Inc. (T. Rowe Price):
   T. Rowe Price Equity Income Portfolio**
Wells Fargo Variable Trust (Wells Fargo Advantage VT):
   Wells Fargo Advantage VT Discovery Class 2 Fund**

*  Denotes an affiliate of the Company.
** Available fund with no money invested at December 31, 2013.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

INVESTMENT FUND CHANGES: During 2012, the Goldman Sachs VIT Mid Cap Value Service Class Fund, the Invesco V.I. Growth and Income Series I Fund, the Invesco Van Kampen V.I. American Franchise Series I Fund, the LVIP BlackRock Emerging Markets Index RPM Standard Class Fund and the T. Rowe Price Equity Income Portfolio became available as investment options for account contract owners.

During 2012, the Invesco V.I. Capital Appreciation Series I Fund ceased to be available as an investment option to Variable Account Contract owners.

Also during 2012, the following funds changed their names:


PREVIOUS FUND NAME                                                 NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio        DWS Alternative Asset Allocation VIP Class A Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund               LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Cohen & Steers Real Estate Standard Class Fund                LVIP Clarion Global Real Estate Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                     LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund              LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund           LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP Templeton Growth Standard Class Fund                          LVIP Templeton Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Standard Class Fund                LVIP UBS Large Cap Growth RPM Standard Class Fund
NB AMT Regency I Class Portfolio                                   NB AMT Mid Cap Intrinsic Value I Class Portfolio

During 2013, the following funds became available as investment options for account contract owners.


American Funds Bond Class 2 Fund                                         Fidelity VIP Freedom Income Service Class Portfolio
BlackRock Equity Dividend V.I. Class I Fund                              Fidelity VIP Investment Grade Bond Service Class Portfolio
ClearBridge Variable Mid Cap Core Class I Portfolio                      FTVIPT Franklin Rising Dividends Securities Class 1 Fund
ClearBridge Variable Small Cap Growth Class I Portfolio                  FTVIPT Franklin Small Cap Value Securities Class 2 Fund
Fidelity VIP Freedom 2020 Service Class Portfolio                        JPMIT Core Bond Class 1 Portfolio
Fidelity VIP Freedom 2030 Service Class Portfolio                        MFS VIT New Discovery Initial Class Series
Fidelity VIP Freedom 2040 Service Class Portfolio                        PIMCO VIT Total Return Administrative Class Fund
Fidelity VIP Freedom 2050 Service Class Portfolio                        Wells Fargo Advantage VT Discovery Class 2 Fund

Also during 2013, the following funds changed their names:


PREVIOUS FUND NAME                                                      NEW FUND NAME
------------------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. American Franchise Series I Fund                Invesco V.I. American Franchise Series I Fund
Janus Aspen Series Worldwide Service Class Portfolio                    Janus Aspen Global Research Service Class Portfolio
LVIP BlackRock Emerging Markets Index RPM Standard Class Fund           LVIP BlackRock Emerging Markets RPM Standard Class Fund
LVIP Dimensional Non-U.S. Equity Standard Class Fund                    LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund                        LVIP Dimensional U.S. Equity RPM Standard Class Fund
LVIP Protected Profile 2010 Standard Class Fund                         LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund                         LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund                         LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund                         LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile 2050 Standard Class Fund                         LVIP Managed Risk Profile 2050 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund                 LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund                       LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund                     LVIP Managed Risk Profile Moderate Standard Class Fund
M Business Opportunity Value Fund                                       M Large Cap Value Fund

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statement of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

- Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
- Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)
- Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
- Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $14,431 and $10,686 for the years ended December 31, 2013 and 2012, respectively.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2013 and 2012, amounted to $36,452 and $18,685, respectively.

The Company assumes responsibility for providing the insurance benefits included in the policy. The Company charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The administrative charges for the years ended December 31, 2013 and 2012, amounted to $11,555 and $7,404, respectively. The cost of insurance charges for the years ended December 31, 2013 and 2012, amounted to $412,187 and $381,732, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2013 and 2012, no transfer fees were deducted from the variable subaccounts.




3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2013, follows:


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                       TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2013                    0.40%       0.40%     $ 15.84    $ 15.84       2,392   $    37,898     22.77%     22.77%
            2012                    0.40%       0.40%       12.91      12.91         997        12,865     13.06%     13.06%
            2011                    0.40%       0.40%       11.41      11.41       1,466        16,728    -23.53%    -23.53%
            2010                    0.00%       0.40%       13.24      14.93      24,605       327,499     18.46%     18.93%
            2009                    0.00%       0.40%       11.13      12.60      68,444       763,024     52.87%     53.49%
ABVPSF GROWTH AND INCOME CLASS A
            2013                    0.40%       0.40%       18.88      18.88       2,145        40,499     34.42%     34.42%
            2012                    0.40%       0.40%       14.05      14.05         579         8,135     17.06%     17.06%
            2011                    0.40%       0.40%       12.00      12.00         590         7,078      5.89%      5.89%
            2010                    0.40%       0.40%       11.33      11.33         590         6,685     12.65%     12.65%
            2009                    0.40%       0.40%       10.06      10.06       1,405        14,135     20.34%     20.34%
ABVPSF INTERNATIONAL VALUE CLASS A
            2013                    0.40%       0.40%        9.23       9.23         526         4,854     22.50%     22.50%
            2012                    0.40%       0.40%        7.53       7.53         235         1,770     14.04%     14.04%
            2011                    0.40%       0.40%          --         --       1,459         9,639      0.00%      0.00%
            2010                    0.00%       0.00%        8.36       8.36      14,414       120,571      4.59%      4.59%
            2009                    0.00%       0.00%        8.00       8.00      18,368       146,902     34.68%     34.68%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2013      0.33%
            2012      0.00%
            2011      0.23%
            2010      3.78%
            2009      0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2013      1.22%
            2012      1.59%
            2011      1.71%
            2010      0.00%
            2009      4.99%
ABVPSF INTERNATIONAL VALUE CLASS A
            2013      6.50%
            2012      0.69%
            2011      1.79%
            2010      2.66%
            2009      1.36%

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                       TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF SMALL/MID CAP VALUE CLASS A
            2013                    0.00%       0.40%     $ 20.83    $ 24.14      22,386   $   472,721     37.51%     38.06%
            2012                    0.00%       0.40%       15.09      17.56      18,515       283,877     18.27%     18.75%
            2011                    0.00%       0.40%       12.70      14.84      16,340       210,578     -8.76%     -8.39%
            2010                    0.00%       0.40%       13.87      13.87      16,281       229,888     26.91%     26.91%
            2009                    0.00%       0.00%       10.93      10.93       9,540       104,248     42.86%     42.86%
AMERICAN CENTURY VP INCOME & GROWTH CLASS I
            2013                    0.40%       0.40%       18.60      18.60       1,974        36,714     35.28%     35.28%
            2012                    0.40%       0.40%       13.75      13.75       1,154        15,871     14.29%     14.29%
            2011                    0.40%       0.40%       12.03      12.03       3,315        39,870      2.68%      2.68%
            2010                    0.40%       0.40%       11.71      11.71         116         1,364     13.80%     13.80%
            2009                    0.40%       0.40%       10.29      10.29           7            71     17.63%     17.63%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2013                    0.40%       0.40%       14.12      14.58      10,178       146,982     -8.85%     -8.85%
            2012                    0.40%       0.40%       15.50      16.00       9,148       144,761      6.96%      6.96%
            2011                    0.40%       0.40%       14.49      14.96       9,271       137,318     11.30%     11.30%
            2010                    0.40%       0.40%       13.02      13.44      10,911       145,302      4.68%      4.68%
            2009                    0.40%       0.40%       12.43      12.43      11,251       143,195      9.80%      9.80%
AMERICAN CENTURY VP INTERNATIONAL CLASS I
            2013                    0.40%       0.40%       20.07      20.07         875        17,566     21.92%     21.92%
            2012                    0.40%       0.40%       16.46      16.46         793        13,067     20.68%     20.68%
            2011                    0.40%       0.40%       13.64      13.64       1,206        16,460    -12.40%    -12.40%
            2010                    0.40%       0.40%       15.57      15.57         716        11,160     12.84%     12.84%
            2009                    0.40%       0.40%       13.80      13.80         669         9,238     33.24%     33.24%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2013                    0.40%       0.40%       24.12      24.94      10,217       253,483     28.66%     28.66%
            2012                    0.40%       0.40%       18.74      19.38      11,149       215,523     22.07%     22.07%
            2011                    0.40%       0.40%       15.35      15.88      13,144       208,011     -9.25%     -9.25%
            2010                    0.40%       0.40%       16.92      17.50      13,908       242,450     11.30%     11.30%
            2009                    0.40%       0.40%       15.20      15.20      18,370       286,208     41.74%     41.74%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2013                    0.00%       0.40%       18.30      24.31       9,337       176,801     27.77%     28.28%
            2012                    0.00%       0.40%       14.26      19.03       8,297       124,080     17.71%     18.18%
            2011                    0.00%       0.40%       12.07      16.16       6,601        84,599    -19.47%    -19.14%
            2010                    0.00%       0.40%       14.93      20.07       6,512       105,439     21.93%     22.41%
            2009                    0.00%       0.40%       12.19      16.46       5,243        66,630     60.65%     61.30%
AMERICAN FUNDS GROWTH CLASS 2
            2013                    0.00%       0.40%       17.90      24.17      13,706       306,486     29.58%     30.10%
            2012                    0.00%       0.40%       13.76      18.66      11,761       209,077     17.42%     17.89%
            2011                    0.00%       0.40%       11.67      15.89      28,323       397,319     -4.66%     -4.28%
            2010                    0.00%       0.40%       12.19      16.66     195,430     2,461,063     18.21%     18.68%
            2009                    0.00%       0.40%       10.27      12.31     124,328     1,311,566     38.86%     39.41%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2013                    0.00%       0.40%       18.89      18.89      21,341       402,495     32.97%     32.97%
            2012                    0.40%       0.40%       14.21      14.21      21,097       299,783     17.01%     17.01%
            2011                    0.40%       0.40%       12.14      12.14      21,358       259,365     -2.22%     -2.22%
            2010                    0.00%       0.40%       11.28      12.42     117,372     1,348,196     10.98%     11.43%
            2009                    0.00%       0.40%       10.13      13.03     112,972     1,201,051     30.72%     31.24%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2013                    0.00%       0.40%       17.78      17.78       4,311        76,397      6.18%      6.18%
            2012                    0.40%       0.40%       16.75      16.75       2,284        38,247     13.25%     13.25%
            2011                    0.40%       0.40%       14.79      14.79       1,277        18,893      1.51%      1.51%
            2010                    0.40%       0.40%       14.57      14.57       1,272        18,524     14.60%     14.60%
            2009                    0.00%       0.40%       11.94      12.71       4,369        52,654     38.38%     38.95%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2013                    0.00%       0.40%       17.05      26.00      41,547       804,029     21.15%     21.63%
            2012                    0.00%       0.70%       14.01      21.46      36,926       619,879     17.08%     17.91%
            2011                    0.00%       0.70%       11.89      18.28      42,147       625,626    -14.56%    -13.96%
            2010                    0.00%       0.70%       13.81      21.33      30,262       566,975      6.49%      7.24%
            2009                    0.00%       0.70%       16.15      19.48      25,286       454,641     42.08%     42.50%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF SMALL/MID CAP VALUE CLASS A
            2013      0.67%
            2012      0.58%
            2011      0.48%
            2010      0.39%
            2009      1.17%
AMERICAN CENTURY VP INCOME & GROWTH CLASS I
            2013      2.19%
            2012      1.67%
            2011      2.57%
            2010      1.93%
            2009      5.99%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2013      1.64%
            2012      2.44%
            2011      4.10%
            2010      1.75%
            2009      2.09%
AMERICAN CENTURY VP INTERNATIONAL CLASS I
            2013      2.10%
            2012      0.88%
            2011      1.59%
            2010      1.97%
            2009      0.03%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2013      1.22%
            2012      0.87%
            2011      1.30%
            2010      1.41%
            2009      2.44%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2013      0.77%
            2012      1.39%
            2011      1.34%
            2010      1.85%
            2009      0.19%
AMERICAN FUNDS GROWTH CLASS 2
            2013      0.96%
            2012      0.58%
            2011      0.44%
            2010      0.79%
            2009      0.69%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2013      1.39%
            2012      1.65%
            2011      1.18%
            2010      1.33%
            2009      1.84%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2013      7.32%
            2012      8.01%
            2011      6.87%
            2010      3.42%
            2009      6.43%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2013      1.41%
            2012      1.43%
            2011      2.12%
            2010      2.22%
            2009      1.74%

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                        MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM
                   COMMENCEMENT         FEE        FEE        UNIT       UNIT       UNITS                       TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)              RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2013                          0.35%       0.40%     $ 13.78    $ 13.78      21,536   $   269,942     -3.46%     -3.46%
            2012                          0.40%       0.70%       14.27      15.33      20,872       303,173      1.19%      1.50%
            2011                          0.40%       0.70%       14.06      15.15      20,659       296,045      6.83%      7.15%
            2010                          0.40%       0.70%       13.13      14.18      21,480       287,404      5.01%      5.32%
            2009                          0.40%       0.70%       12.46      13.50      21,009       267,329      1.79%      2.09%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2013                          0.00%       0.40%       15.43      15.74       3,823        59,149     14.26%     14.76%
            2012                          0.00%       0.40%       13.51      13.72       3,294        44,564      9.81%     10.28%
            2011                          0.00%       0.40%       12.30      12.31       3,166        38,980     -3.92%     -3.88%
            2010               9/3/10     0.40%       0.40%       12.80      12.80       3,058        39,157      8.72%      8.74%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2013                          0.40%       0.40%       17.61      17.61           5            90     -1.65%     -1.65%
            2012                          0.40%       0.40%       17.90      17.90         252         4,505      6.75%      6.75%
            2011                          0.40%       0.40%       16.77      16.77         256         4,297      5.96%      5.96%
            2010                          0.40%       0.40%       15.83      15.83         450         7,123      7.62%      7.62%
            2009                          0.40%       0.40%       14.71      14.71       1,028        15,119     26.45%     26.45%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2013                          0.00%       0.40%       19.22      31.33      13,865       408,159      9.70%     10.14%
            2012                          0.00%       0.40%       17.45      28.56      14,119       379,320     13.98%     14.44%
            2011                          0.00%       0.40%       15.25      25.06      13,867       327,861    -20.10%    -19.79%
            2010                          0.00%       0.40%       19.01      31.36     245,474     4,813,355     18.02%     18.49%
            2009                          0.00%       0.40%       16.04      24.29     221,850     3,676,314     77.40%     78.12%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2013                          0.00%       0.40%       19.87      30.55      11,699       308,188      8.78%      9.22%
            2012                          0.00%       0.40%       18.19      28.08      13,430       316,510     17.35%     17.82%
            2011                          0.00%       0.40%       15.44      23.93      14,460       261,331      1.97%      2.38%
            2010                          0.00%       0.40%       15.08      16.58     101,013     1,564,055     14.86%     15.32%
            2009                          0.00%       0.40%       13.08      14.44     148,257     1,941,011     48.38%     48.97%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2011                          0.00%       0.00%          --         --          --            --      0.00%      0.00%
            2010                          0.40%       0.40%       12.70      12.70       3,146        39,963      4.02%      4.02%
            2009               6/4/09     0.40%       0.40%       12.21      12.21       4,766        58,202      6.19%      6.19%
DELAWARE VIP REIT STANDARD CLASS
            2013                          0.00%       0.40%       19.08      31.34       4,371       122,483      1.73%      1.73%
            2012                          0.40%       0.40%       18.76      30.81       3,790       110,135     16.47%     16.48%
            2011                          0.40%       0.40%       16.10      26.45       4,390       109,895     10.51%     10.52%
            2010                          0.00%       0.40%       11.64      23.94     109,781     1,336,073     26.48%     26.99%
            2009                          0.00%       0.40%       11.52      11.52      48,194       497,976     22.81%     22.81%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2013                          0.00%       0.40%       20.28      37.37      16,107       423,204     32.97%     33.51%
            2012                          0.00%       0.40%       15.19      28.10      15,408       303,717     13.45%     13.91%
            2011                          0.00%       0.40%       16.59      24.77      15,407       268,445     -1.73%     -1.73%
            2010                          0.40%       0.40%       16.89      25.20      15,184       269,732     31.74%     31.74%
            2009                          0.40%       0.40%       12.82      19.13      22,199       335,096     31.30%     31.30%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2013               1/28/13    0.00%       0.00%       24.04      24.04         538        12,922     32.21%     32.21%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2013                          0.40%       0.40%       22.42      22.42       4,420        99,115     34.22%     34.22%
            2012                          0.40%       0.40%       16.71      16.71       4,938        82,499     15.76%     15.76%
            2011                          0.40%       0.40%       14.43      14.43       3,739        53,966      7.20%      7.20%
            2010                          0.40%       0.40%       13.46      13.46       3,116        41,950     13.45%     13.45%
            2009               3/30/09    0.40%       0.40%       11.87      11.87       3,109        36,893     44.59%     44.59%
DELAWARE VIP VALUE STANDARD CLASS
            2013                          0.00%       0.40%       21.19      21.19       2,663        55,949     33.16%     33.16%
            2012                          0.40%       0.40%       15.92      15.92       1,788        28,464     14.27%     14.27%
            2011                          0.40%       0.40%       13.93      13.93       1,523        21,218      9.10%      9.10%
            2010                          0.40%       0.40%       12.77      12.77         833        10,631     15.17%     15.17%
            2009                          0.40%       0.40%       11.08      11.08         851         9,432     17.49%     17.49%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2013      0.67%
            2012      1.02%
            2011      1.82%
            2010      1.77%
            2009      2.36%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2013      1.25%
            2012      1.60%
            2011      2.30%
            2010      1.16%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2013      0.40%
            2012      3.15%
            2011      5.47%
            2010      7.65%
            2009      7.31%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2013      1.70%
            2012      1.03%
            2011      0.93%
            2010      0.70%
            2009      1.00%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2013      7.56%
            2012      9.45%
            2011      5.65%
            2010      5.84%
            2009      4.26%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2011      2.01%
            2010      2.45%
            2009      2.06%
DELAWARE VIP REIT STANDARD CLASS
            2013      1.50%
            2012      1.57%
            2011      0.94%
            2010      3.10%
            2009      0.55%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2013      0.71%
            2012      0.57%
            2011      0.49%
            2010      0.73%
            2009      0.72%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2013      0.03%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2013      0.32%
            2012      0.00%
            2011      0.21%
            2010      0.07%
            2009      0.15%
DELAWARE VIP VALUE STANDARD CLASS
            2013      1.48%
            2012      2.14%
            2011      2.07%
            2010      2.40%
            2009      4.97%

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                        MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM
                   COMMENCEMENT         FEE        FEE        UNIT       UNIT       UNITS                       TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)              RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DWS EQUITY 500 INDEX VIP CLASS A
            2013                          0.00%       0.40%     $ 17.54    $ 20.05      49,182   $   874,494     31.40%     31.93%
            2012                          0.00%       0.70%       13.29      15.26      57,842       793,290     14.89%     15.70%
            2011                          0.00%       0.70%       11.49      13.24      35,448       429,344      1.12%      1.83%
            2010                          0.00%       0.70%       11.28      12.70      53,151       644,707     13.90%     14.70%
            2009                          0.00%       0.70%        9.84      11.15      40,600       431,828     25.44%     26.32%
DWS SMALL CAP INDEX VIP CLASS A
            2013                          0.00%       0.40%       18.95      22.14      10,661       206,495     38.08%     38.64%
            2012                          0.00%       0.70%       13.67      20.43      11,920       172,125     15.44%     16.25%
            2011                          0.00%       0.70%       11.76      17.70       8,682       109,942     -5.08%     -4.41%
            2010                          0.00%       0.70%       12.30      18.64       6,760        93,382     25.51%     26.39%
            2009                          0.00%       0.70%        9.73      14.85       6,973        74,534     25.69%     26.57%
FIDELITY VIP ASSET MANAGER SERVICE CLASS
            2013                          0.40%       0.40%       17.46      17.46      20,870       364,333     15.07%     15.07%
            2012                          0.40%       0.40%       15.17      15.17      19,193       291,193     11.98%     11.98%
            2011                          0.40%       0.40%       13.55      13.55      19,435       263,304     -3.08%     -3.08%
            2010                          0.40%       0.40%       13.98      13.98      19,656       274,763     13.69%     13.69%
            2009                          0.40%       0.40%       12.30      12.30      19,850       244,065     28.43%     28.43%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2013                          0.00%       0.40%       22.44      27.58      28,124       647,325     30.62%     30.62%
            2012                          0.40%       0.40%       17.18      17.18      28,410       506,325     15.84%     15.84%
            2011                          0.40%       0.40%       14.83      14.83      27,390       406,136     -3.03%     -3.03%
            2010                          0.00%       0.40%       12.59      15.29     166,498     2,170,839     16.64%     17.11%
            2009                          0.00%       0.40%       10.75      16.12     154,202     1,773,121     35.12%     35.66%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2013                          0.35%       0.40%       20.43      20.43      13,023       254,317     27.50%     27.50%
            2012                          0.40%       0.70%       15.49      16.02      14,505       231,221     16.37%     16.72%
            2011                          0.40%       0.70%       13.31      13.73      16,373       223,824      0.15%      0.46%
            2010                          0.40%       0.70%       13.29      13.67      18,474       251,580     14.29%     14.63%
            2009                          0.40%       0.70%       11.63      11.63      20,176       239,838     29.12%     29.12%
FIDELITY VIP GROWTH SERVICE CLASS
            2013               1/28/13    0.00%       0.00%       18.33      18.33       1,083        19,852     31.11%     31.11%
FIDELITY VIP MID CAP SERVICE CLASS
            2013                          0.00%       0.40%       20.70      23.34       9,094       209,226     35.52%     36.06%
            2012                          0.00%       0.40%       15.21      17.22       7,350       126,242     14.29%     14.75%
            2011                          0.00%       0.40%       13.26      15.07      11,134       167,662    -11.07%    -10.68%
            2010                          0.00%       0.40%       14.84      16.95     204,331     3,056,789     28.19%     28.70%
            2009                          0.00%       0.40%       11.53      13.22     171,366     1,981,995     39.46%     40.01%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2013                          0.40%       0.40%       19.04      19.04       1,317        25,074     29.85%     29.85%
            2012                          0.40%       0.40%       14.66      14.66       1,321        19,376     20.06%     20.06%
            2011                          0.40%       0.40%       12.21      12.21       1,431        17,477    -17.56%    -17.56%
            2010                          0.40%       0.40%       14.81      14.81       3,738        55,378     12.54%     12.54%
            2009                          0.40%       0.40%       13.16      13.16         345         4,539     25.93%     25.93%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2013                          0.40%       0.40%       21.81      21.81         266         5,796     37.98%     37.98%
            2012                          0.40%       0.40%       15.81      15.81         277         4,382     10.66%     10.66%
            2011                          0.40%       0.40%       14.29      14.29         288         4,109     -4.97%     -4.97%
            2010                          0.40%       0.40%       15.03      15.03         297         4,470     27.44%     27.44%
            2009                          0.40%       0.40%       11.80      11.80         305         3,597     43.37%     43.37%
FTVIPT FRANKLIN U.S. GOVERNMENT CLASS 1
            2013                          0.40%       0.40%       12.79      12.79      15,205       194,455     -2.39%     -2.39%
            2012                          0.40%       0.40%       13.10      13.10      15,378       201,468      1.71%      1.71%
            2011                          0.40%       0.40%       12.88      12.88      15,571       200,577      5.53%      5.53%
            2010                          0.40%       0.40%       12.20      12.20      15,748       192,226      5.14%      5.14%
            2009                          0.40%       0.40%       11.61      11.61      15,904       184,637      2.93%      2.93%



                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DWS EQUITY 500 INDEX VIP CLASS A
            2013      2.01%
            2012      1.58%
            2011      1.83%
            2010      1.81%
            2009      3.45%
DWS SMALL CAP INDEX VIP CLASS A
            2013      2.06%
            2012      0.90%
            2011      0.90%
            2010      0.72%
            2009      2.99%
FIDELITY VIP ASSET MANAGER SERVICE CLASS
            2013      1.54%
            2012      1.46%
            2011      1.89%
            2010      1.63%
            2009      2.39%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2013      1.00%
            2012      1.19%
            2011      0.68%
            2010      1.10%
            2009      1.27%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2013      2.33%
            2012      2.96%
            2011      2.34%
            2010      1.72%
            2009      4.16%
FIDELITY VIP GROWTH SERVICE CLASS
            2013      0.23%
FIDELITY VIP MID CAP SERVICE CLASS
            2013      0.44%
            2012      0.44%
            2011      0.05%
            2010      0.28%
            2009      0.58%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2013      1.30%
            2012      1.91%
            2011      1.21%
            2010      3.29%
            2009      0.11%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
FTVIPT FRANKLIN U.S. GOVERNMENT CLASS 1
            2013      2.93%
            2012      2.79%
            2011      3.29%
            2010      3.38%
            2009      3.99%


LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                       TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2013                    0.00%       0.40%     $ 14.88    $ 15.35       4,612   $    68,814     28.01%     28.53%
            2012                    0.00%       0.40%       11.62      11.94       4,060        47,287     14.12%     14.61%
            2011                    0.00%       0.40%       10.18      10.42      27,258       283,134     -1.22%     -0.79%
            2010                    0.00%       0.40%       10.50      10.50     290,631     3,051,690     11.47%     11.47%
            2009                    0.00%       0.00%        9.42       9.42     173,347     1,633,271     26.35%     26.35%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2013                    0.40%       0.40%       20.58      20.59       7,090       145,939      1.48%      1.48%
            2012                    0.40%       0.40%       20.28      20.28       6,954       141,041     14.85%     14.85%
            2011                    0.40%       0.40%       17.66      17.66       6,816       120,373     -1.01%     -1.01%
            2010                    0.40%       0.40%       17.84      17.84      10,354       184,716     14.25%     14.25%
            2009                    0.40%       0.40%       15.62      15.62      11,314       176,660     18.51%     18.51%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2013                    0.35%       0.40%       18.05      18.05      16,805       299,817     30.52%     30.52%
            2012                    0.40%       0.70%       13.83      15.79      15,658       220,464     20.55%     20.91%
            2011                    0.40%       0.70%       11.44      13.10      15,865       184,853     -7.45%     -7.17%
            2010                    0.40%       0.70%       12.32      14.16      16,181       203,195      6.99%      7.31%
            2009                    0.40%       0.70%       11.48      13.23      16,185       189,561     30.42%     30.81%
JANUS ASPEN BALANCED SERVICE CLASS
            2013                    0.35%       0.35%       13.94      13.94      31,279       436,129     19.38%     19.38%
            2012                    0.70%       0.70%       18.64      18.64      19,828       369,658     12.58%     12.58%
            2011                    0.70%       0.70%       16.56      16.56      20,066       332,267      0.65%      0.65%
            2010                    0.70%       0.70%       16.45      16.45      20,308       334,115      7.37%      7.37%
            2009                    0.70%       0.70%       15.32      15.32      20,557       315,004     24.71%     24.71%
JANUS ASPEN FLEXIBLE BOND SERVICE CLASS
            2013                    0.40%       0.40%       16.45      16.45         101         1,657     -0.75%     -0.75%
            2012                    0.40%       0.40%       16.58      16.58         105         1,742      7.63%      7.63%
            2011                    0.40%       0.40%       15.40      15.40         109         1,680      5.93%      5.93%
            2010                    0.40%       0.40%       14.54      14.54         113         1,640      7.24%      7.24%
            2009                    0.40%       0.40%       13.56      13.56         116         1,568     12.49%     12.49%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2013                    0.40%       0.40%       24.82      24.82       2,013        49,975     39.85%     39.85%
            2012                    0.40%       0.40%       17.75      17.75       1,264        22,435     18.06%     18.06%
            2011                    0.40%       0.40%       15.03      15.03       1,088        16,363      3.88%      3.88%
            2010                    0.40%       0.40%       14.47      14.47         981        14,193     26.21%     26.21%
            2009                    0.40%       0.40%       11.47      11.47          85           969     38.13%     38.13%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2013                    0.00%       0.40%       22.41      26.39      12,571       283,637     39.50%     40.06%
            2012                    0.00%       0.40%       16.00      18.92      10,388       168,157     17.77%     18.24%
            2011                    0.00%       0.40%       13.53      16.06       9,859       135,360      3.60%      4.02%
            2010                    0.00%       0.40%       13.01      15.50       6,268        83,487     25.88%     26.38%
            2009                    0.00%       0.40%       10.29      12.32       4,973        52,899     37.77%     38.33%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
            2013                    0.40%       0.40%       14.75      14.75      18,038       266,034     17.74%     17.74%
            2012                    0.40%       0.40%       12.53      12.53      17,902       224,250     16.52%     16.52%
            2011                    0.40%       0.40%       10.75      10.75      18,981       204,064     -2.96%     -2.96%
            2010                    0.40%       0.40%       11.08      11.08      18,334       203,127     17.46%     17.46%
            2009                    0.40%       0.40%        9.43       9.43      18,515       174,641     22.81%     22.81%
LVIP DELAWARE BOND STANDARD CLASS
            2013                    0.00%       0.35%       15.56      15.56      50,124       580,209     -2.31%     -2.31%
            2012                    0.00%       0.70%       15.92      19.47      56,333       997,939      5.86%      6.61%
            2011                    0.00%       0.70%       14.94      18.34      63,802     1,053,038      6.89%      7.64%
            2010                    0.00%       0.70%       13.88      17.11     141,129     2,055,556      7.73%      8.49%
            2009                    0.00%       0.70%       12.79      15.83      50,235       738,564     18.07%     18.90%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2013                    0.40%       0.40%       18.65      18.65       2,740        51,099     19.76%     19.76%
            2012                    0.40%       0.40%       15.57      15.57       2,319        36,111     12.84%     12.84%
            2011                    0.40%       0.40%       13.80      13.80       2,322        32,048     -2.42%     -2.42%
            2010                    0.40%       0.40%       14.14      14.14       2,521        35,655     12.03%     12.03%
            2009                    0.40%       0.40%       12.62      12.62       1,173        14,806     31.46%     31.46%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2013      2.45%
            2012      2.85%
            2011      1.43%
            2010      1.90%
            2009      2.33%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2013      4.82%
            2012      6.53%
            2011      5.73%
            2010      1.57%
            2009      5.27%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2013      2.90%
            2012      2.29%
            2011      1.59%
            2010      1.57%
            2009      3.73%
JANUS ASPEN BALANCED SERVICE CLASS
            2013      1.34%
            2012      2.56%
            2011      2.19%
            2010      2.56%
            2009      2.76%
JANUS ASPEN FLEXIBLE BOND SERVICE CLASS
            2013      2.07%
            2012      3.01%
            2011      3.36%
            2010      3.38%
            2009      3.47%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2013      0.50%
            2012      1.50%
            2011      0.00%
            2010      0.00%
            2009      0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2013      0.46%
            2012      1.18%
            2011      0.00%
            2010      0.00%
            2009      0.00%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
            2013      1.52%
            2012      0.67%
            2011      0.99%
            2010      1.02%
            2009      1.33%
LVIP DELAWARE BOND STANDARD CLASS
            2013      1.21%
            2012      1.83%
            2011      3.17%
            2010      4.17%
            2009      4.78%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2013      1.66%
            2012      1.82%
            2011      1.95%
            2010      3.24%
            2009      1.82%

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                        MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM
                   COMMENCEMENT         FEE        FEE        UNIT       UNIT       UNITS                       TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)              RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2013                          0.40%       0.40%     $ 17.52    $ 17.53      11,033   $   193,376     32.73%     32.73%
            2012                          0.40%       0.40%       13.21      13.21      11,895       157,060     14.86%     14.86%
            2011                          0.40%       0.40%       11.50      11.50       4,437        51,030      0.79%      0.79%
            2010                          0.40%       0.40%       11.41      11.41       5,572        63,574     12.48%     12.48%
            2009                          0.40%       0.40%       10.14      10.14       5,049        51,219     24.18%     24.18%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2013                          0.00%       0.40%       20.96      20.96         143         2,885     35.13%     35.13%
            2012                          0.40%       0.40%       15.51      15.51         101         1,562     14.68%     14.68%
            2011                          0.40%       0.40%       13.52      13.52         102         1,380      0.19%      0.19%
            2010               3/19/10    0.40%       0.40%       13.50      13.50         103         1,395      6.50%      6.50%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2013               1/28/13    0.00%       0.00%       14.55      14.55         516         7,509     25.70%     25.70%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
            2012                          0.40%       0.40%       15.50      15.50         512         7,935      9.33%      9.33%
            2011                          0.40%       0.40%       14.18      14.18         524         7,424      3.27%      3.27%
            2010                          0.00%       0.40%       13.40      13.73      55,344       742,334     10.06%     10.50%
            2009                          0.00%       0.40%       12.12      12.48      33,090       401,703     24.35%     24.85%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
            2013                          0.40%       0.40%       16.11      16.11       2,156        34,733     13.09%     13.09%
            2012                          0.40%       0.40%       14.24      14.24       1,174        16,725      8.71%      8.71%
            2011                          0.40%       0.40%       13.10      13.10       1,177        15,415     -0.40%     -0.40%
            2010                          0.40%       0.40%       13.15      13.15       1,047        13,773     12.27%     12.27%
            2009                          0.40%       0.40%       11.72      11.72       1,030        12,073     28.52%     28.52%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
            2013                          0.40%       0.40%       16.77      16.77       7,918       132,753     11.41%     11.41%
            2012                          0.40%       0.40%       15.05      15.05       7,897       118,841      9.15%      9.15%
            2011                          0.40%       0.40%       13.79      13.79       7,920       109,198      0.76%      0.76%
            2010               4/7/10     0.40%       0.40%       13.68      13.68       7,919       108,351      7.24%      7.24%
LVIP MFS VALUE STANDARD CLASS
            2013                          0.00%       0.00%       14.18      14.18      18,471       261,928     35.96%     35.96%
            2012              11/1/12     0.00%       0.00%       10.43      10.43      16,069       167,602      0.73%      0.73%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2013                          0.40%       0.40%       18.41      18.41      14,343       263,984     21.35%     21.35%
            2012                          0.40%       0.40%       15.17      15.17      14,504       219,970      9.18%      9.18%
            2011                          0.40%       0.40%       13.89      13.89      14,685       203,994     -4.60%     -4.60%
            2010                          0.00%       0.40%       11.78      14.56     215,640     2,581,890      2.05%      2.46%
            2009                          0.00%       0.40%       11.50      14.27     118,812     1,407,571     20.75%     21.23%
LVIP MONEY MARKET STANDARD CLASS
            2013                          0.00%       0.40%       11.24      11.45     408,420     4,613,115     -0.37%      0.02%
            2012                          0.00%       0.40%       11.28      11.49     519,736     5,874,298     -0.37%      0.03%
            2011                          0.00%       0.40%       11.33      11.53     505,974     5,737,862     -0.37%      0.03%
            2010                          0.00%       0.40%       11.37      11.58     481,009     5,474,343     -0.35%      0.05%
            2009                          0.00%       0.40%       11.39      11.41     578,309     6,598,628     -0.10%      0.30%
LVIP SSGA BOND INDEX STANDARD CLASS
            2010               4/9/10     0.00%       0.00%       11.45      11.45     167,245     1,915,545      4.42%      4.42%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
            2012               4/4/12     0.40%       0.40%       13.46      13.46         582         7,841      4.28%      4.28%
            2010               4/30/10    0.40%       0.40%       12.18      12.18         480         5,852      5.00%      5.00%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2013                          0.00%       0.40%       16.52      16.53       8,615       142,346     31.47%     32.00%
            2012                          0.00%       0.40%       12.52      12.57       8,049       101,130     15.19%     15.65%
            2011                          0.00%       0.40%       10.83      10.91       8,879        96,851      1.44%      1.85%
            2010                          0.00%       0.40%       10.63      10.75     314,270     3,342,995     14.27%     14.73%
            2009                          0.00%       0.40%        9.27       9.27     267,477     2,482,339     26.11%     26.11%



                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2013      1.74%
            2012      1.19%
            2011      0.93%
            2010      1.07%
            2009      1.67%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2013      1.23%
            2012      0.80%
            2011      0.78%
            2010      0.27%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2013      1.21%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
            2012      4.81%
            2011      0.32%
            2010      4.04%
            2009      4.96%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
            2013      2.05%
            2012      2.62%
            2011      1.96%
            2010      2.57%
            2009      7.56%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
            2013      1.76%
            2012      3.32%
            2011      1.78%
            2010      2.95%
LVIP MFS VALUE STANDARD CLASS
            2013      1.85%
            2012      1.20%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2013      2.55%
            2012      2.95%
            2011      1.63%
            2010      4.29%
            2009      3.25%
LVIP MONEY MARKET STANDARD CLASS
            2013      0.02%
            2012      0.03%
            2011      0.03%
            2010      0.05%
            2009      0.29%
LVIP SSGA BOND INDEX STANDARD CLASS
            2010      1.93%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
            2012      3.12%
            2010      1.13%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2013      1.45%
            2012      0.93%
            2011      0.24%
            2010      1.20%
            2009      1.72%


LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                        MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM
                   COMMENCEMENT         FEE        FEE        UNIT       UNIT       UNITS                       TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)              RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
            2013                          0.40%       0.40%     $ 14.43    $ 14.43       7,415   $   107,001     37.36%     37.36%
            2012                          0.40%       0.40%       10.51      10.51       9,602       100,880     15.43%     15.43%
            2011                          0.40%       0.40%        9.10       9.10      10,450        95,109     -4.94%     -4.94%
            2010                          0.00%       0.40%        9.57       9.71     166,031     1,611,305     25.68%     26.19%
            2009                          0.00%       0.40%        7.70       7.70     117,418       902,789     26.02%     26.02%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2013                          0.00%       0.00%       15.77      15.77      23,907       377,042     39.05%     39.05%
            2012              11/1/12     0.00%       0.00%       11.34      11.34      20,082       227,779      1.76%      1.76%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2013                          0.40%       0.40%       24.31      24.31         432        10,497     34.26%     34.26%
            2012                          0.40%       0.40%       18.11      18.11       1,184        21,428     15.84%     15.84%
            2011                          0.40%       0.40%       15.63      15.63         753        11,766     -4.26%     -4.26%
            2010                          0.40%       0.40%       16.33      16.33         149         2,428     27.87%     27.87%
            2009                          0.40%       0.40%       12.77      12.77       1,746        22,288     45.76%     45.76%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
            2013                          0.40%       0.40%       11.54      11.54       9,178       105,964     19.45%     19.45%
            2012                          0.40%       0.40%        9.67       9.67      10,316        99,707     20.73%     20.73%
            2011                          0.40%       0.40%        8.01       8.01      11,813        94,575     -3.48%     -3.48%
            2010                          0.40%       0.40%        8.29       8.29      13,138       108,969      6.14%      6.14%
            2009               1/16/09    0.40%       0.40%        7.81       7.81      27,075       211,574      0.14%      0.14%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
            2013                          0.40%       0.40%       17.97      17.97          84         1,509     25.05%     25.05%
            2012                          0.40%       0.40%       14.37      14.37         225         3,240     15.94%     15.94%
            2011                          0.40%       0.40%       12.40      12.40         215         2,662     -6.04%     -6.04%
            2010                          0.40%       0.40%       13.19      13.19          84         1,107     10.94%     10.94%
            2009                          0.40%       0.40%       11.89      11.89           5            62     37.97%     37.97%
MFS VIT TOTAL RETURN INITIAL CLASS
            2013                          0.00%       0.40%       15.92      17.22      40,162       681,035     18.57%     19.05%
            2012                          0.00%       0.40%       13.37      14.52      37,802       541,322     10.81%     11.26%
            2011                          0.00%       0.40%       12.02      13.10      37,346       483,132      1.37%      1.77%
            2010                          0.00%       0.40%       11.81      12.93      36,093       461,964      9.49%      9.93%
            2009                          0.00%       0.40%       10.74      11.81      34,069       400,345     17.56%     18.03%
MFS VIT UTILITIES INITIAL CLASS
            2013                          0.40%       0.40%       31.83      34.77       3,042       105,758     20.04%     20.05%
            2012                          0.40%       0.40%       26.51      28.97       3,605       103,987     13.03%     13.03%
            2011                          0.40%       0.40%       23.46      25.63       4,911       123,396      6.36%      6.36%
            2010                          0.40%       0.40%       22.05      24.10       5,035       120,146     13.35%     13.35%
            2009                          0.40%       0.40%       19.46      19.46       5,876       123,477     32.69%     32.69%
NB AMT MID CAP GROWTH I CLASS
            2013                          0.35%       0.40%       25.53      25.53       5,695       121,971     32.08%     32.08%
            2012                          0.40%       0.70%       18.59      19.33       5,338       102,076     11.63%     11.97%
            2011                          0.40%       0.70%       16.66      17.26       4,148        70,673     -0.23%      0.07%
            2010                          0.40%       0.70%       16.69      17.25       4,905        83,743     28.20%     28.58%
            2009                          0.40%       0.70%       13.02      13.42       3,195        42,227     30.68%     31.07%
NB AMT MID CAP INTRINSIC VALUE I CLASS
            2013                          0.35%       0.40%       21.05      21.05       3,772        70,927     36.50%     36.50%
            2012                          0.40%       0.70%       15.42      21.00       1,459        28,957     14.72%     15.03%
            2011                          0.40%       0.70%       13.41      18.31       1,283        22,986     -7.15%     -6.87%
            2010                          0.40%       0.70%       19.72      19.72       1,309        25,270     25.30%     25.30%
            2009                          0.70%       0.70%       15.74      15.74       1,233        19,397     45.54%     45.54%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
            2013      0.72%
            2012      0.68%
            2011      0.15%
            2010      0.56%
            2009      0.82%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2013      0.00%
            2012      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.12%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
            2013      1.30%
            2012      1.89%
            2011      2.07%
            2010      1.65%
            2009      2.46%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
            2013      0.00%
            2012      0.00%
            2011      0.35%
            2010      0.88%
            2009      0.58%
MFS VIT TOTAL RETURN INITIAL CLASS
            2013      1.83%
            2012      2.78%
            2011      2.64%
            2010      2.74%
            2009      3.13%
MFS VIT UTILITIES INITIAL CLASS
            2013      2.24%
            2012      5.59%
            2011      3.12%
            2010      3.30%
            2009      1.86%
NB AMT MID CAP GROWTH I CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
NB AMT MID CAP INTRINSIC VALUE I CLASS
            2013      1.44%
            2012      0.67%
            2011      0.64%
            2010      0.75%
            2009      1.82%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

4. PURCHASES AND SALES OF INVESTMENTS



The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2013:


                                                                                                          AGGREGATE      AGGREGATE
                                                                                                          COST OF        PROCEEDS
SUBACCOUNT                                                                                                PURCHASES      FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                                    $     27,260  $       9,078
ABVPSF Growth and Income Class A                                                                               33,390          7,979
ABVPSF International Value Class A                                                                              6,129          3,613
ABVPSF Small/Mid Cap Value Class A                                                                            149,498         52,436
American Century VP Income & Growth Class I                                                                    24,912         11,383
American Century VP Inflation Protection Class II                                                              48,467         26,149
American Century VP International Class I                                                                      12,279         10,922
American Funds Global Growth Class 2                                                                           37,076         58,222
American Funds Global Small Capitalization Class 2                                                             41,688         24,882
American Funds Growth Class 2                                                                                 100,310         71,815
American Funds Growth-Income Class 2                                                                           14,254          8,001
American Funds High-Income Bond Class 2                                                                        57,220         18,959
American Funds International Class 2                                                                          111,430         59,071
American Funds U.S. Government/AAA-Rated Securities Class 2                                                    12,406         28,191
BlackRock Global Allocation V.I. Class I                                                                       12,768          2,562
Delaware VIP Diversified Income Standard Class                                                                    403          4,803
Delaware VIP Emerging Markets Standard Class                                                                   47,768         51,389
Delaware VIP High Yield Standard Class                                                                         89,606        102,399
Delaware VIP REIT Standard Class                                                                               45,284         34,081
Delaware VIP Small Cap Value Standard Class                                                                    46,898         14,251
Delaware VIP Smid Cap Growth Standard Class                                                                    11,065            644
Delaware VIP U.S. Growth Standard Class                                                                        35,091         42,415
Delaware VIP Value Standard Class                                                                              27,631         11,853
DWS Equity 500 Index VIP Class A                                                                              278,204        413,452
DWS Small Cap Index VIP Class A                                                                               121,758        149,640
Fidelity VIP Asset Manager Service Class                                                                       34,853          5,403
Fidelity VIP Contrafund Service Class                                                                          58,290         68,205
Fidelity VIP Equity-Income Service Class                                                                       26,933         42,689
Fidelity VIP Growth Service Class                                                                              16,553            918
Fidelity VIP Mid Cap Service Class                                                                             95,713         43,484
Fidelity VIP Overseas Service Class                                                                             7,211          7,091
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                                           313            234
FTVIPT Franklin U.S. Government Class 1                                                                         5,788          3,018
FTVIPT Mutual Shares Securities Class 1                                                                        22,150         13,660
FTVIPT Templeton Global Bond Securities Class 1                                                                35,302         24,406
FTVIPT Templeton Growth Securities Class 1                                                                     34,097         18,640
Janus Aspen Balanced Service Class                                                                             27,173          6,135
Janus Aspen Flexible Bond Service Class                                                                            91             79
LVIP Baron Growth Opportunities Standard Class                                                                 33,042         14,193
LVIP Baron Growth Opportunities Service Class                                                                 101,574         40,203
LVIP BlackRock Equity Dividend RPM Standard Class                                                               8,262          3,885
LVIP Delaware Bond Standard Class                                                                             134,119        503,849
LVIP Delaware Foundation Aggressive Allocation Standard Class                                                  19,201         12,326
LVIP Delaware Growth and Income Standard Class                                                                 51,265         58,545
LVIP Delaware Social Awareness Standard Class                                                                   1,712          1,092
LVIP Delaware Special Opportunities Standard Class                                                              7,343            716
LVIP Managed Risk Profile Conservative Standard Class                                                              --          8,101
LVIP Managed Risk Profile Growth Standard Class                                                                28,794         14,015
LVIP Managed Risk Profile Moderate Standard Class                                                              34,014         33,533
LVIP MFS Value Standard Class                                                                                  43,712          9,728
LVIP Mondrian International Value Standard Class                                                                6,600          4,135
LVIP Money Market Standard Class                                                                            1,398,415      2,635,933
LVIP SSgA Global Tactical Allocation RPM Standard Class                                                           152          8,175
LVIP SSgA S&P 500 Index Standard Class                                                                         52,854         46,960
LVIP SSgA Small-Cap Index Standard Class                                                                        3,736         29,769
LVIP T. Rowe Price Growth Stock Standard Class                                                                 71,437         20,082
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                                    10,093         25,203

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                                                                                          AGGREGATE      AGGREGATE
                                                                                                          COST OF        PROCEEDS
SUBACCOUNT                                                                                                PURCHASES      FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
LVIP Templeton Growth RPM Standard Class                                                                 $      5,168  $      16,318
LVIP UBS Large Cap Growth RPM Standard Class                                                                      900          3,058
MFS VIT Total Return Initial Class                                                                             59,425         14,828
MFS VIT Utilities Initial Class                                                                                18,291         32,292
NB AMT Mid Cap Growth I Class                                                                                  24,102         36,456
NB AMT Mid Cap Intrinsic Value I Class                                                                         39,793         13,169


5. INVESTMENTS

The following is a summary of investments owned at December 31, 2013:


                                                                                               NET
                                                                                    SHARES     ASSET     FAIR VALUE
SUBACCOUNT                                                                          OWNED      VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                  1,807  $  20.75  $     37,498  $     31,427
ABVPSF Growth and Income Class A                                                       1,439     27.80        39,999        33,786
ABVPSF International Value Class A                                                       324     14.99         4,854         4,407
ABVPSF Small/Mid Cap Value Class A                                                    20,621     22.89       472,022       348,901
American Century VP Income & Growth Class I                                            3,949      9.17        36,214        29,339
American Century VP Inflation Protection Class II                                     14,008     10.45       146,384       156,103
American Century VP International Class I                                              1,617     10.74        17,366        13,955
American Funds Global Growth Class 2                                                   8,455     29.92       252,986       161,959
American Funds Global Small Capitalization Class 2                                     6,990     25.25       176,501       138,123
American Funds Growth Class 2                                                          3,913     77.94       304,989       210,798
American Funds Growth-Income Class 2                                                   7,984     50.40       402,399       272,347
American Funds High-Income Bond Class 2                                                6,861     10.99        75,398        76,561
American Funds International Class 2                                                  38,006     21.15       803,834       628,573
American Funds U.S. Government/AAA-Rated Securities Class 2                           22,751     11.83       269,145       275,444
BlackRock Global Allocation V.I. Class I                                               3,359     17.61        59,150        52,576
Delaware VIP Diversified Income Standard Class                                             9     10.53            90            95
Delaware VIP Emerging Markets Standard Class                                          18,983     21.47       407,563       341,129
Delaware VIP High Yield Standard Class                                                49,611      6.19       307,091       286,875
Delaware VIP REIT Standard Class                                                      10,089     12.14       122,484        94,912
Delaware VIP Small Cap Value Standard Class                                           10,134     41.72       422,809       265,515
Delaware VIP Smid Cap Growth Standard Class                                              399     32.39        12,922        10,462
Delaware VIP U.S. Growth Standard Class                                                7,452     13.14        97,916        69,593
Delaware VIP Value Standard Class                                                      2,122     26.09        55,350        42,345
DWS Equity 500 Index VIP Class A                                                      45,897     19.01       872,498       665,305
DWS Small Cap Index VIP Class A                                                       11,639     17.69       205,896       161,414
Fidelity VIP Asset Manager Service Class                                              21,193     17.13       363,037       283,728
Fidelity VIP Contrafund Service Class                                                 18,888     34.24       646,732       428,286
Fidelity VIP Equity-Income Service Class                                              10,962     23.20       254,320       199,684
Fidelity VIP Growth Service Class                                                        348     57.00        19,852        15,729
Fidelity VIP Mid Cap Service Class                                                     5,731     36.16       207,228       178,091
Fidelity VIP Overseas Service Class                                                    1,220     20.56        25,074        19,449
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                  204     28.38         5,796         3,065
FTVIPT Franklin U.S. Government Class 1                                               15,062     12.91       194,457       190,121
FTVIPT Mutual Shares Securities Class 1                                                3,139     21.92        68,815        50,875
FTVIPT Templeton Global Bond Securities Class 1                                        7,621     19.15       145,941       139,755
FTVIPT Templeton Growth Securities Class 1                                            19,361     15.47       299,520       227,958
Janus Aspen Balanced Service Class                                                    13,749     31.72       436,133       395,774
Janus Aspen Flexible Bond Service Class                                                  130     12.78         1,657         1,638
LVIP Baron Growth Opportunities Standard Class                                         1,081     45.94        49,676        40,110
LVIP Baron Growth Opportunities Service Class                                          6,275     45.20       283,637       212,461
LVIP BlackRock Equity Dividend RPM Standard Class                                     15,236     17.46       265,937       198,829
LVIP Delaware Bond Standard Class                                                     43,087     13.47       580,213       605,556
LVIP Delaware Foundation Aggressive Allocation Standard Class                          3,231     15.63        50,500        42,113
LVIP Delaware Growth and Income Standard Class                                         4,556     42.18       192,178       144,933
LVIP Delaware Social Awareness Standard Class                                             67     42.84         2,885         2,169
LVIP Delaware Special Opportunities Standard Class                                       182     41.37         7,509         6,661

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                                                                               NET
                                                                                    SHARES     ASSET     FAIR VALUE
SUBACCOUNT                                                                          OWNED      VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
LVIP Managed Risk Profile Growth Standard Class                                        2,598  $  13.29  $     34,533  $     31,422
LVIP Managed Risk Profile Moderate Standard Class                                      9,494     13.82       131,154       112,849
LVIP MFS Value Standard Class                                                          7,586     34.53       261,928       203,564
LVIP Mondrian International Value Standard Class                                      14,560     18.13       263,987       244,802
LVIP Money Market Standard Class                                                     463,695     10.00     4,636,952     4,636,952
LVIP SSgA S&P 500 Index Standard Class                                                10,736     13.26       142,347        89,849
LVIP SSgA Small-Cap Index Standard Class                                               4,004     26.72       107,002        59,375
LVIP T. Rowe Price Growth Stock Standard Class                                        13,146     28.68       377,042       277,033
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                              501     20.94        10,497         7,640
LVIP Templeton Growth RPM Standard Class                                               3,115     34.02       105,965        77,091
LVIP UBS Large Cap Growth RPM Standard Class                                              51     29.56         1,509         1,168
MFS VIT Total Return Initial Class                                                    29,042     23.44       680,741       535,572
MFS VIT Utilities Initial Class                                                        3,317     31.88       105,759        75,248
NB AMT Mid Cap Growth I Class                                                          2,946     41.07       120,972        88,956
NB AMT Mid Cap Intrinsic Value I Class                                                 4,300     16.38        70,428        62,489


6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2013, is as follows:


                                                                                                  UNITS    UNITS        NET INCREASE
SUBACCOUNT                                                                                        ISSUED   REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                               2,055        (660)       1,395
ABVPSF Growth and Income Class A                                                                    2,088        (522)       1,566
ABVPSF International Value Class A                                                                    749        (458)         291
ABVPSF Small/Mid Cap Value Class A                                                                  6,577      (2,706)       3,871
American Century VP Income & Growth Class I                                                         1,573        (753)         820
American Century VP Inflation Protection Class II                                                   2,712      (1,682)       1,030
American Century VP International Class I                                                             718        (636)          82
American Funds Global Growth Class 2                                                                1,780      (2,712)        (932)
American Funds Global Small Capitalization Class 2                                                  2,429      (1,389)       1,040
American Funds Growth Class 2                                                                       5,676      (3,731)       1,945
American Funds Growth-Income Class 2                                                                  663        (419)         244
American Funds High-Income Bond Class 2                                                             3,135      (1,108)       2,027
American Funds International Class 2                                                                7,477      (2,856)       4,621
American Funds U.S. Government/AAA-Rated Securities Class 2                                         2,701      (2,037)         664
BlackRock Global Allocation V.I. Class I                                                              694        (165)         529
Delaware VIP Diversified Income Standard Class                                                         22        (269)        (247)
Delaware VIP Emerging Markets Standard Class                                                        1,534      (1,788)        (254)
Delaware VIP High Yield Standard Class                                                              2,852      (4,583)      (1,731)
Delaware VIP REIT Standard Class                                                                    1,949      (1,368)         581
Delaware VIP Small Cap Value Standard Class                                                         1,283        (584)         699
Delaware VIP Smid Cap Growth Standard Class                                                           570         (32)         538
Delaware VIP U.S. Growth Standard Class                                                             1,827      (2,345)        (518)
Delaware VIP Value Standard Class                                                                   1,547        (672)         875
DWS Equity 500 Index VIP Class A                                                                   17,081     (25,741)      (8,660)
DWS Small Cap Index VIP Class A                                                                     7,426      (8,685)      (1,259)
Fidelity VIP Asset Manager Service Class                                                            1,930        (253)       1,677
Fidelity VIP Contrafund Service Class                                                               2,843      (3,129)        (286)
Fidelity VIP Equity-Income Service Class                                                              855      (2,337)      (1,482)
Fidelity VIP Growth Service Class                                                                   1,141         (58)       1,083
Fidelity VIP Mid Cap Service Class                                                                  4,027      (2,283)       1,744
Fidelity VIP Overseas Service Class                                                                   449        (453)          (4)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                                --         (11)         (11)
FTVIPT Franklin U.S. Government Class 1                                                                --        (173)        (173)
FTVIPT Mutual Shares Securities Class 1                                                             1,524        (972)         552
FTVIPT Templeton Global Bond Securities Class 1                                                     1,303      (1,167)         136
FTVIPT Templeton Growth Securities Class 1                                                          2,316      (1,169)       1,147
Janus Aspen Balanced Service Class                                                                 11,790        (339)      11,451
Janus Aspen Flexible Bond Service Class                                                                --          (4)          (4)

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                                                                                  UNITS    UNITS        NET INCREASE
SUBACCOUNT                                                                                        ISSUED   REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Baron Growth Opportunities Standard Class                                                      1,455        (706)         749
LVIP Baron Growth Opportunities Service Class                                                       4,212      (2,029)       2,183
LVIP BlackRock Equity Dividend RPM Standard Class                                                     349        (213)         136
LVIP Delaware Bond Standard Class                                                                  23,791     (30,000)      (6,209)
LVIP Delaware Foundation Aggressive Allocation Standard Class                                       1,163        (742)         421
LVIP Delaware Growth and Income Standard Class                                                      2,970      (3,832)        (862)
LVIP Delaware Social Awareness Standard Class                                                         109         (67)          42
LVIP Delaware Special Opportunities Standard Class                                                    574         (58)         516
LVIP Managed Risk Profile Conservative Standard Class                                                  --        (512)        (512)
LVIP Managed Risk Profile Growth Standard Class                                                     1,921        (939)         982
LVIP Managed Risk Profile Moderate Standard Class                                                   2,141      (2,120)          21
LVIP MFS Value Standard Class                                                                       3,205        (803)       2,402
LVIP Mondrian International Value Standard Class                                                       32        (193)        (161)
LVIP Money Market Standard Class                                                                  122,881    (234,197)    (111,316)
LVIP SSgA Global Tactical Allocation RPM Standard Class                                                12        (594)        (582)
LVIP SSgA S&P 500 Index Standard Class                                                              3,833      (3,267)         566
LVIP SSgA Small-Cap Index Standard Class                                                              214      (2,401)      (2,187)
LVIP T. Rowe Price Growth Stock Standard Class                                                      5,461      (1,636)       3,825
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                           510      (1,262)        (752)
LVIP Templeton Growth RPM Standard Class                                                              368      (1,506)      (1,138)
LVIP UBS Large Cap Growth RPM Standard Class                                                           61        (202)        (141)
MFS VIT Total Return Initial Class                                                                  3,251        (891)       2,360
MFS VIT Utilities Initial Class                                                                       476      (1,039)        (563)
NB AMT Mid Cap Growth I Class                                                                       2,123      (1,766)         357
NB AMT Mid Cap Intrinsic Value I Class                                                              3,066        (753)       2,313

The change in units outstanding for the year ended December 31, 2012, is as follows:


                                                                                                    UNITS   UNITS       NET INCREASE
SUBACCOUNT                                                                                          ISSUED  REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                                   33       (502)        (469)
ABVPSF Growth and Income Class A                                                                         2        (13)         (11)
ABVPSF International Value Class A                                                                     402     (1,626)      (1,224)
ABVPSF Small/Mid Cap Value Class A                                                                   7,404     (5,229)       2,175
American Century VP Income & Growth Class I                                                          1,729     (3,890)      (2,161)
American Century VP Inflation Protection Class II                                                    2,066     (2,189)        (123)
American Century VP International Class I                                                              214       (627)        (413)
American Funds Global Growth Class 2                                                                   758     (2,753)      (1,995)
American Funds Global Small Capitalization Class 2                                                   4,551     (2,855)       1,696
American Funds Growth Class 2                                                                        8,472    (25,034)     (16,562)
American Funds Growth-Income Class 2                                                                     3       (264)        (261)
American Funds High-Income Bond Class 2                                                              1,041        (34)       1,007
American Funds International Class 2                                                                 7,686    (12,907)      (5,221)
American Funds U.S. Government/AAA-Rated Securities Class 2                                          1,262     (1,049)         213
BlackRock Global Allocation V.I. Class I                                                               782       (654)         128
Delaware VIP Diversified Income Standard Class                                                           1         (5)          (4)
Delaware VIP Emerging Markets Standard Class                                                         2,091     (1,839)         252
Delaware VIP High Yield Standard Class                                                               6,730     (7,760)      (1,030)
Delaware VIP REIT Standard Class                                                                       442     (1,042)        (600)
Delaware VIP Small Cap Value Standard Class                                                            642       (641)           1
Delaware VIP U.S. Growth Standard Class                                                              2,937     (1,738)       1,199
Delaware VIP Value Standard Class                                                                      306        (41)         265
DWS Equity 500 Index VIP Class A                                                                    26,553     (4,159)      22,394
DWS Small Cap Index VIP Class A                                                                      5,140     (1,902)       3,238
Fidelity VIP Asset Manager Service Class                                                                --       (242)        (242)
Fidelity VIP Contrafund Service Class                                                                7,416     (6,396)       1,020
Fidelity VIP Equity-Income Service Class                                                               341     (2,209)      (1,868)
Fidelity VIP Mid Cap Service Class                                                                   1,050     (4,834)      (3,784)
Fidelity VIP Overseas Service Class                                                                     19       (129)        (110)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                                 --        (11)         (11)
FTVIPT Franklin U.S. Government Class 1                                                                 --       (193)        (193)
FTVIPT Mutual Shares Securities Class 1                                                              5,550    (28,748)     (23,198)

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                                                                                    UNITS   UNITS       NET INCREASE
SUBACCOUNT                                                                                          ISSUED  REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Bond Securities Class 1                                                        947       (809)         138
FTVIPT Templeton Growth Securities Class 1                                                              --       (207)        (207)
Janus Aspen Balanced Service Class                                                                      --       (238)        (238)
Janus Aspen Flexible Bond Service Class                                                                 --         (4)          (4)
LVIP Baron Growth Opportunities Standard Class                                                         297       (121)         176
LVIP Baron Growth Opportunities Service Class                                                        4,017     (3,488)         529
LVIP BlackRock Equity Dividend RPM Standard Class                                                       --     (1,079)      (1,079)
LVIP Delaware Bond Standard Class                                                                   11,971    (19,440)      (7,469)
LVIP Delaware Foundation Aggressive Allocation Standard Class                                           23        (26)          (3)
LVIP Delaware Growth and Income Standard Class                                                       9,958     (2,500)       7,458
LVIP Delaware Social Awareness Standard Class                                                           --         (1)          (1)
LVIP Managed Risk Profile Conservative Standard Class                                                1,576     (1,588)         (12)
LVIP Managed Risk Profile Growth Standard Class                                                         15        (18)          (3)
LVIP Managed Risk Profile Moderate Standard Class                                                       77       (100)         (23)
LVIP MFS Value Standard Class                                                                       16,069         --       16,069
LVIP Mondrian International Value Standard Class                                                         2       (183)        (181)
LVIP Money Market Standard Class                                                                    63,803    (50,041)      13,762
LVIP SSgA Global Tactical Allocation RPM Standard Class                                              1,814     (1,232)         582
LVIP SSgA S&P 500 Index Standard Class                                                                 455     (1,285)        (830)
LVIP SSgA Small-Cap Index Standard Class                                                             1,138     (1,986)        (848)
LVIP T. Rowe Price Growth Stock Standard Class                                                      20,082         --       20,082
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                            447        (16)         431
LVIP Templeton Growth RPM Standard Class                                                               635     (2,132)      (1,497)
LVIP UBS Large Cap Growth RPM Standard Class                                                           542       (532)          10
MFS VIT Total Return Initial Class                                                                   4,621     (4,165)         456
MFS VIT Utilities Initial Class                                                                        596     (1,902)      (1,306)
NB AMT Mid Cap Growth I Class                                                                        1,667       (477)       1,190
NB AMT Mid Cap Intrinsic Value I Class                                                                 204        (28)         176


7. SUBSEQUENT EVENT

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors of Lincoln Life & Annuity Company of New York
     and
Contract Owners of LLANY Separate Account S for Flexible Premium Variable Life
     Insurance

We have audited the accompanying statements of assets and liabilities of LLANY Separate Account S for Flexible Premium Variable Life Insurance ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting LLANY Separate Account S for Flexible Premium Variable Life Insurance at December 31, 2013, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.



/s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 2, 2014

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(a) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(1)

(b) N/A

(c) Selling Group Agreement between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc.(3)

(d)  (1) Policy Form LN939 NY(11)

     (2) Term Insurance Rider-Policy Form LR526 NY(8)

     (3) Load Amortization Rider-Policy Form LR853 NY(11)

     (4) Change of Insured Employee Benefit Rider-Policy Form LR493 NY(8)

     (5) Adjustable Benefit Enhancement Rider(10)

     (6) Enhanced Surrender Value Rider-Policy Form LR529 NY (8)

(e) (1) Application Part I-B58NY(14)

     (2) Application Part II (Corporate/Individual Owner)-B59NY(14)

     (3) Consent Forms B10457NY and B10458NY(14)

(f) (1) Articles of Incorporation of Lincoln Life & Annuity Company of New
        York(2)

     (2) Bylaws of Lincoln Life & Annuity Company of New York(2)

(g) Reinsurance Contracts(6)

(h) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (1) AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (9)

     (2) AllianceBernstein Variable Products Series Fund, Inc. (17)

     (3) American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (12)

     (4) American Funds Insurance Series (9)

     (5) BlackRock Variable Series Fund, Inc. (12)

     (6) Delaware VIP Trust (17)

     (7) DWS Investments VIT Funds (9)

     (8) DWS Variable Series II (17)

     (9) Fidelity Variable Insurance Products (17)

     (10) Franklin Templeton Variable Insurance Products Trust (12)

     (11) Goldman Sachs Variable Insurance Trust (9)

     (12) Janus Aspen Series (7)

     (13) Legg Mason Partners Variable Equity Trust (17)

     (14) Lincoln Variable Insurance Products Trust (17)

     (15) M Fund, Inc. (9)

     (16) MFS Variable Insurance Trust (9)

     (17) Neuberger Berman Advisers Management Trust (9)

     (18) PIMCO Variable Insurance Trust (12)

     (19) T. Rowe Price Equity Series, Inc. (15)

     (20) Wells Fargo Variable Trust Funds (16)

     (a) Amendment dated November 11, 2013 (Filed Herewith)

(i) (1) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (5)

   (2) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(4)

(j) Not applicable.

(k) Opinion and Consent of John L. Reizian, Esq. (Filed Herewith)

(l) Not Applicable.

(m) Not Applicable.

(n) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm.

(o) Not applicable.

(p) Not applicable.

(q) Compliance Procedures(13)
--------------
(1) Incorporated by reference to Initial Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 333-77496) filed on April 2,
2007.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-145531) filed on November 16, 2007.

(4) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File 333-84684) filed on April 7, 2004.

(5) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(6) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.

(7) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

(8) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-107461) filed on July 30, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

(10) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on August 23, 2004.

(11) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125794) filed on June 14, 2005.

(12) Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

(13) Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No. 333-146507) filed on April 1, 2014.

(14) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-141769) filed on April 2, 2009.

(15) (a) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment
No. 1 (File No. 333-04999) filed on September 26, 1996. (Fund Participation Agreement)

  (b) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective
  Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)

  (c) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective
  Amendment No. 21 (File No. 333-04999) filed on April 6, 2011. (Amendment)

     (d) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. (Amendment dated October 10, 2011)

(16) (a) Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-68842) filed on April 4, 2008. (Fund Participation Agreement)

  (b) Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 27 (File No. 333-68842) filed on April 27, 2011. (Amendment dated July 16, 2010)

  (c) Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-68842) filed on April 19, 2013. (Amendment dated April 4, 2012)

(17) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-155333) filed on April 1, 2014.

Item 27. Directors and Officers of the Depositor

Name                               Positions and Offices with Depositor
--------------------------------   -----------------------------------------------------------------------
Dennis R. Glass**                  President and Director
Ellen G. Cooper**                  Executive Vice President, Chief Investment Officer and Director
Charles C. Cornelio**              Executive Vice President and Chief Administrative Officer and Director
Randal J. Freitag**                Executive Vice President, Chief Financial Officer and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen**                    Executive Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                Second Vice President, Secretary and General Counsel

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

   Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-181796) filed on August 6, 2013.)


Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life; Lincoln New York Account T Variable Annuity; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Jeffrey D. Coutts*         Senior Vice President and Treasurer
Patrick J. Caulfield**     Vice President, Chief Compliance Officer and Senior Counsel
Elizabeth M. O'Brien*      Senior Vice President and Director
Thomas O'Neill*            Senior Vice President, Chief Operating Officer and Director
Ronald W. Turpin***        Vice President and Interim Chief Financial Officer
Nancy A. Smith*            Secretary

   * Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087

         ** Principal business address is 350 Church Street, Hartford, CT 06103

       *** Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     (c)  N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, LLANY Separate Account S for Flexible Premium Variable Life Insurance, has duly caused this Post-Effective Amendment Number 13 to the Registration Statement (File No.: 333-141769; 811-09257; CIK: 0001081039) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Greensboro and State of North Carolina, on the 2nd day of April, 2014. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

           LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE (REGISTRANT)




           By         /s/ Michael L. Parker
              -------------------------------------
              Michael L. Parker
              Vice President
              The Lincoln National Life Insurance Company




           THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
           (DEPOSITOR)


           By         /s/ Michael L. Parker
              -------------------------------------
              Michael L. Parker
              Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 13 to the Registration Statement (File No.:
333-141769; 811-09257; CIK: 0001081039) has been signed below on April 2, 2014, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass *
------------------------------                     President
Dennis R. Glass

/s/ Charles C. Cornelio *
------------------------------                     Executive Vice President; Chief Administration Officer and
Charles C. Cornelio                                Director

/s/ Ellen G. Cooper *
------------------------------                     Executive Vice President, Chief Investment Officer and
Ellen G. Cooper                                    Director

/s/ Randal J. Freitag *
------------------------------                     Executive Vice President, Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III *
------------------------------                     Director
George W. Henderson, III

/s/ Mark E. Konen *
------------------------------                     Executive Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman *
------------------------------                     Director
M. Leanne Lachman

/s/ Louis G. Marcoccia *
------------------------------                     Director
Louis G. Marcoccia

/s/ Patrick S. Pittard *
------------------------------                     Director
Patrick S. Pittard




*By:      /s/ John L. Reizian
      ------------------------------
      John L. Reizian
      Attorney-in-Fact, pursuant to a Power-
      of-Attorney filed with this Registration Statement

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779,
333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383;
811-08559
LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776;
333-149053; 811-08651
LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774,
333-141778; 333-159954, 811-21029
Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496; 811-08470

VARIABLE ANNUITIES SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097; 333-176216;
333-181617; 811-08441
Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785 Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449; 333-171096;
333-175691; 333-176213; 333-181616; 333-186895; 811-09763


Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                  TITLE
---------                                  -----
/s/ Dennis R. Glass
------------------------------             President and Director
Dennis R. Glass

/s/ Charles C. Cornelio
------------------------------             Executive Vice President; Chief Administration Officer and
Charles C. Cornelio                        Director

/s/ Ellen Cooper
------------------------------             Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Rober W. Dineen
------------------------------             Director
Robert W. Dineen

/s/ Randal J. Freitag
------------------------------             Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III
------------------------------             Director
George W. Henderson, III

/s/ Mark E. Konen
------------------------------             Executive Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman
------------------------------             Director
M. Leanne Lachman

/s/ Louis G. Marcoccia
------------------------------             Director
Louis G. Marcoccia

/s/ Patrick S. Pittard
------------------------------             Director
Patrick S. Pittard


We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
------------------------------------
Delson R. Campbell

/s/ Scott C. Durocher
------------------------------------
Scott C. Durocher

/s/ Kimberly A. Genovese
------------------------------------
Kimberly A. Genovese

/s/ Daniel P. Herr
------------------------------------
Daniel P. Herr

/s/ Donald E. Keller
------------------------------------
Donald E. Keller

/s/ Brian A. Kroll
------------------------------------
Brian A. Kroll

/s/ John L. Reizian
------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
------------------------------------
Lawrence A. Samplatsky

/s/ Stephen R. Turer
------------------------------------
Stephen R. Turer

/s/ John D. Weber
------------------------------------
John D. Weber


Version: November 2013